As filed with the Securities and Exchange Commission on June 30, 2021

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

SUNAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in the Charter)

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(Address of Principal Executive Offices)

Telephone Number: (800) 445-7862

(Area Code and Telephone Number)

Kathleen D. Fuentes, Esq.

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311-4992

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq.

Elliot J. Gluck, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, without par value.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective August 10, 2021, pursuant to Rule 488 under the Securities Act of 1933.

ANCHOR SERIES TRUST

SA PGI Asset Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, New Jersey 07311

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

SA WellsCap Aggressive Growth Portfolio

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800-445-7862)

[ ], 2021

Dear Contract Owner:

You are receiving the enclosed Combined Prospectus/Proxy Statement because you owned interests in one or more of the following: the SA PGI Asset Allocation Portfolio, the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio, the SA Wellington Strategic Multi-Asset Portfolio, each a series of Anchor Series Trust (“AST”), the SA Columbia Technology Portfolio and/or the SA WellsCap Aggressive Growth Portfolio, each a series of SunAmerica Series Trust (“SAST”) (each, a “Target Portfolio,” and collectively, the “Target Portfolios”), as of the close of business on August 3, 2021. Although you are not directly a shareholder of any Target Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the Separate Accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (collectively, the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Target Portfolio(s) that are attributable to your Variable Contract at a joint special meeting of shareholders to be held on October 27, 2021 (the “Special Meeting”). Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.

We are asking for your vote to approve a proposed reorganization of your Target Portfolio into a corresponding mutual fund advised by SunAmerica Asset Management, LLC (“SunAmerica”), each a series of SAST, as set out in the following table under the heading “Acquiring Portfolios” (each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”).

In the reorganization, your Target Portfolio shares would be exchanged for the same class of shares of the corresponding Acquiring Portfolio with the same aggregate net asset value of the Target Portfolio shares that you currently hold. It is currently anticipated that the reorganization of each Target Portfolio will be effected on a tax-free basis for federal income tax purposes.

Target Portfolios	Acquiring Portfolios
SA Columbia Technology Portfolio, a series of SAST	SA Wellington Capital Appreciation Portfolio, a newly created series of SAST
SA Wellington Capital Appreciation Portfolio, a series of AST	SA Wellington Capital Appreciation Portfolio, a newly created series of SAST

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SA PGI Asset Allocation Portfolio, a series of AST	SA JPMorgan Diversified Balanced Portfolio, a series of SAST
SA Wellington Government and Quality Bond Portfolio, a series of AST	SA Wellington Government and Quality Bond Portfolio, a newly created series of SAST
SA Wellington Strategic Multi-Asset Portfolio, a series of AST	SA Wellington Strategic Multi-Asset Portfolio, a newly created series of SAST
SA WellsCap Aggressive Growth Portfolio, a series of SAST	SA JPMorgan Mid-Cap Growth Portfolio, a series of SAST

The reorganization of each Target Portfolio is being proposed because SunAmerica, the investment adviser to each Portfolio, believes that shareholders of each Portfolio will benefit more from the potential operating and administrative efficiencies and, in the case of a reorganization involving more than one Target Portfolio or an Acquiring Portfolio that is not newly created, economies of scale that may be achieved by combining the Portfolios’ assets in the respective reorganization, than by continuing to operate the Portfolio separately. SunAmerica further believes that each Acquiring Portfolio’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with its corresponding Target Portfolio.

At a meeting of each of the Board of Trustees of AST and the Board of Trustees of SAST (the “Boards” and each, a “Board”) held on June 8, 2021 and June 23, 2021, respectively, SunAmerica recommended that each Board consider and approve each proposed reorganization, as applicable. The Boards have each determined that the proposed reorganization of each relevant Target Portfolio with its corresponding Acquiring Portfolio is in the best interests of the Target Portfolio and the interests of the Target Portfolio’s existing shareholders will not be diluted as a result of the reorganization, and the Board of SAST has determined that each proposed reorganization is in the best interests of the relevant Acquiring Portfolio and the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of each reorganization. If a reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect during the fourth quarter of 2021. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Joint Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides detailed information on the applicable Acquiring Portfolio, the specific proposal relating to your Target Portfolio being considered at the Special Meeting, and why the proposal is being made.

Your Board recommends that you vote “FOR” the Proposal.

SunAmerica has also attached a “Questions and Answers” section to assist you in evaluating the Proposal. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;

•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or

•	By returning the enclosed proxy card or voting instruction card in the postage-paid envelope.

You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

As always, we appreciate your support.

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Sincerely,

/s/ John T. Genoy

John T. Genoy
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card or voting instruction card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card or voting instruction card but do not indicate how you wish your shares to be voted, your shares will be voted “For” the applicable reorganization.

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QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to approve one or more agreements and plans of reorganization (each, a “Reorganization Agreement”) between Anchor Series Trust (“AST”) or SunAmerica Series Trust (“SAST” and together with AST, the “Trusts” and each, a “Trust”), on behalf of the applicable series set out in the following table under the heading “Target Portfolios” (each, a “Target Portfolio” and collectively, the “Target Portfolios”), and SAST, on behalf of a corresponding series of SAST, set out in the following table under the heading “Acquiring Portfolios” (each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”).

Target Portfolios	Acquiring Portfolios
SA Columbia Technology Portfolio, a series of SAST	SA Wellington Capital Appreciation Portfolio, a newly created series of SAST (“Acquiring SA Wellington Capital Appreciation Portfolio”)
SA Wellington Capital Appreciation Portfolio, a series of AST (“Target SA Wellington Capital Appreciation Portfolio”)	Acquiring SA Wellington Capital Appreciation Portfolio
SA PGI Asset Allocation Portfolio, a series of AST	SA JPMorgan Diversified Balanced Portfolio, a series of SAST
SA Wellington Government and Quality Bond Portfolio, a series of AST (“Target SA Wellington Government and Quality Bond Portfolio”)	SA Wellington Government and Quality Bond Portfolio, a newly created series of SAST (“Acquiring SA Wellington Government and Quality Bond Portfolio”)
SA Wellington Strategic Multi-Asset Portfolio, a series of AST (“Target SA Wellington Strategic Multi-Asset Portfolio”)	SA Wellington Strategic Multi-Asset Portfolio, a newly created series of SAST (“Acquiring SA Wellington Strategic Multi-Asset Portfolio”)
SA WellsCap Aggressive Growth Portfolio, a series of SAST	SA JPMorgan Mid-Cap Growth Portfolio, a series of SAST

If the proposed reorganization (“Reorganization”) relating to your Target Portfolio is approved and completed, you will then have an investment in the corresponding Acquiring Portfolio, and your Target Portfolio will be terminated as a series of the relevant Trust.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or a variable life insurance contract (a “Variable Contract, the owners of which are referred to as “Contract Owners”) issued by American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), having Variable Contract values allocated to a subaccount of a separate account (“Separate Account”) invested in shares of a Target Portfolio as of the close of business on August 3, 2021 (the “Record Date”). Contract owners have a beneficial interest in a Target Portfolio, but do not invest directly in or hold shares of the Target Portfolio. The Life Companies, as the shareholders of a Target Portfolio, have voting rights with respect to the Target Portfolio shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Portfolio shares attributable to your Variable Contract.

For convenience we refer to Contract Owners as “shareholders.” Additionally, any reference to Contract owners owning “shares” of a Portfolio refers to owning accumulation units of the subaccount that invests in such Portfolio.

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Upon approval and completion of the applicable Reorganization, shares of your Target Portfolio will be exchanged for shares of the corresponding Acquiring Portfolio based on a specified exchange ratio determined by the respective net asset values of the two Portfolios’ shares. Your “Variable Contract” will be credited with shares of the corresponding Acquiring Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Target Portfolio held under your Variable Contract on that date. After such date, each Target Portfolio will be terminated as a series of the relevant Trust.

Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to your Target Portfolio and for a more complete description of the corresponding Acquiring Portfolio.

Q:	How does the Board of Trustees suggest that I vote?

A:

After careful consideration, the Board of Trustees of each Trust (each, a “Board”) has determined that each proposed Reorganization is in the best interests of the relevant Target Portfolio and that the Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. Please see “Reasons for the Reorganizations” in the Combined Prospectus/Proxy Statement for more detailed information relating to each Board’s considerations.

Q:	How will the Reorganizations affect me?

A:

If shareholders of each of the SA PGI Asset Allocation Portfolio and the SA WellsCap Aggressive Growth Portfolio approve the proposed Reorganization, all of the assets and liabilities of the Target Portfolio will be combined with those of the corresponding Acquiring Portfolio. If shareholders of each of the SA Columbia Technology Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio approve the proposed Reorganization, all of the assets and liabilities of the Target Portfolio will, in effect, be assumed by the corresponding Acquiring Portfolio, a newly created series of SAST. Shares of the Target Portfolio will be exchanged for shares of the corresponding Acquiring Portfolio based on a specified exchange ratio determined by the respective net asset values of the Portfolios’ shares. Your Variable Contract value immediately before the Reorganization will be the same as your Variable Contract value immediately following completion of the Reorganization; however, you will no longer own shares of a Target Portfolio but will own shares of the corresponding Acquiring Portfolio. After the completion of the Reorganization of each of the SA Columbia Technology Portfolio, the SA PGI Asset Allocation Portfolio, the SA WellsCap Aggressive Growth Portfolio and the Target SA Wellington Capital Appreciation Portfolio, you will own a smaller percentage of the corresponding Acquiring Portfolio than you did of the Target Portfolio because the corresponding Acquiring Portfolio will be larger post-Reorganization than each of the relevant Target Portfolios.

Q:	In the Reorganization, will I receive the same class of shares of the corresponding Acquiring Portfolio as the shares of the Target Portfolio that I now hold?

A:	Yes. You will receive the same class of shares of the corresponding Acquiring Portfolio as the shares you own of your Target Portfolio.

Q:	Will I own the same number of shares of the corresponding Acquiring Portfolio as I currently own of my Target Portfolio?

A:	SA Columbia Technology Portfolio, SA PGI Asset Allocation Portfolio, SA WellsCap Aggressive Growth Portfolio and Target SA Wellington Capital Appreciation Portfolio

No. However, you will receive shares of the applicable Acquiring Portfolio with the same aggregate net asset value as the shares of the Target Portfolio you own prior to the Reorganization relating to your Target Portfolio. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Portfolio and the corresponding Acquiring Portfolio on the closing date. Thus, on the closing date, if the net asset value of a share of the applicable Acquiring Portfolio is lower than the net asset value of the corresponding share

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class of the relevant Target Portfolio, you will receive a greater number of shares of the Acquiring Portfolio in the applicable Reorganization than you held in the Target Portfolio before the Reorganization. On the other hand, if the net asset value of a share of the applicable Acquiring Portfolio is higher than the net asset value of the corresponding share class of the relevant Target Portfolio, you will receive fewer shares of the Acquiring Portfolio in the applicable Reorganization than you held in the Target Portfolio before the Reorganization. The aggregate net asset value of your Acquiring Portfolio shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Portfolio shares immediately prior to the Reorganization. The number of shares in which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Variable Contract value allocated to the Target Portfolio on the Record Date by the share value of such Target Portfolio on the Record Date.

Target SA Wellington Government and Quality Bond Portfolio and Target SA Wellington Strategic Multi-Asset Portfolio

Yes. You will receive the same number of shares of the Acquiring Portfolio with the same aggregate net asset value as the shares of the Target Portfolio you own prior to the Reorganization relating to your Target Portfolio. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:

No. Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Portfolio, but you will be a shareholder of the corresponding Acquiring Portfolio, which is a separate series of SAST. The shareholder services available to you after the applicable Reorganization will be substantially similar or identical.

Q:	Who will advise the Acquiring Portfolios once the Reorganizations are completed?

A:

As you know, each Target Portfolio is advised by SunAmerica Asset Management, LLC (“SunAmerica”). Each Acquiring Portfolio is also advised by SunAmerica and will continue to be advised by SunAmerica once the Reorganizations are completed. The subadvisers for each Target Portfolio and its corresponding Acquiring Portfolio are listed below. It is anticipated that each Acquiring Portfolio’s subadviser will continue to serve as subadviser to such Acquiring Portfolio following the completion of the Reorganization(s).

Target Portfolio	Subadviser	Acquiring Portfolio	Subadviser
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC	SA Wellington Capital Appreciation Portfolio	Wellington
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP (“Wellington”)
SA PGI Asset Allocation Portfolio	Principal Global Investors, LLC	SA JPMorgan Diversified Balanced Portfolio	J.P. Morgan Investment Management Inc. (“JPMIM”)
SA Wellington Government and Quality Bond Portfolio	Wellington	SA Wellington Government and Quality Bond Portfolio	Wellington
SA Wellington Strategic Multi-Asset Portfolio	Wellington	SA Wellington Strategic Multi-Asset Portfolio	Wellington
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated	SA JPMorgan Mid-Cap Growth Portfolio	JPMIM

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Q:	How will the Reorganizations affect Portfolio expenses?

A:

Following each Reorganization, the net operating expense ratio of the combined portfolio is expected to be the same or lower than the current net operating expense ratio of each Target Portfolio with respect to each class of shares. The gross operating expense ratio of each of the combined portfolios is expected to be the same or lower than the current gross operating expense ratio of each Target Portfolio except in the case of the SA WellsCap Aggressive Growth Portfolio where the gross expense ratio for each class of the combined portfolio in its respective Reorganization is expected to be higher by 0.01%. For more detailed information about each Portfolio’s operating expense ratios, see “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

Q:	What will I have to do to open an account in the Acquiring Portfolio? What happens to my account if the Reorganization is approved?

A:

You will not need to take any further action. If the Reorganization relating to your Target Portfolio is approved, your shares automatically will be converted into shares of the corresponding Acquiring Portfolio on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. You will receive the same class of shares of the corresponding Acquiring Portfolio as you currently hold of your Target Portfolio. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Portfolio will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:

If a Reorganization is not approved by shareholders of the relevant Target Portfolio, the Reorganization for that Target Portfolio will not occur and the applicable Board may consider alternatives, which may include seeking a reorganization with a different fund, the liquidation of the Target Portfolio or continuing current operations of the Target Portfolio.

Q:	What happens if shareholders of one Target Portfolio approve their Reorganization, while shareholders of the other Target Portfolio do not?

A:

Each Reorganization, with the exception of the Reorganizations involving the SA Columbia Technology Portfolio and the Target SA Wellington Capital Appreciation Portfolio, is a separate transaction and is not dependent on the approval of the other Reorganizations. Thus, if shareholders of one Target Portfolio approve the Reorganization relating to their Target Portfolio, their Target Portfolio will be reorganized, even if shareholders of one or more of the other Target Portfolios do not approve the Reorganization relating to their Target Portfolio. The Reorganization involving the SA Columbia Technology Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio is contingent on the consummation of the Reorganization involving the Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio. If the shareholders of the Target SA Wellington Capital Appreciation Portfolio do not approve their Reorganization, then the shareholders of the SA Columbia Technology Portfolio will remain shareholders of the SA Columbia Technology Portfolio, even if they approve their respective Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

Target SA Wellington Capital Appreciation Portfolio, Target SA Wellington Government and Quality Bond Portfolio and Target SA Wellington Strategic Multi-Asset Portfolio

The portfolio managers of each Acquiring Portfolio do not anticipate disposing of, or requesting the disposition of, any of the holdings of its corresponding Target Portfolio in preparation for, or as a result of, the applicable

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Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs, if any, are anticipated to be incurred in connection with the Reorganizations. However, if shareholders of the SA Columbia Technology Portfolio also approve the Reorganization of their Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio, it is anticipated that a substantial portion (approximately 96%) of the SA Columbia Technology Portfolio’s holdings will be disposed of immediately following its Reorganization into the Acquiring SA Wellington Capital Appreciation Portfolio to align its portfolio with that of the combined portfolio. As a result, shareholders of the combined portfolio will bear any transaction costs associated with this realignment. Please see below for more detail.

SA Columbia Technology Portfolio, SA PGI Asset Allocation Portfolio, and SA WellsCap Aggressive Growth Portfolio

SunAmerica has reviewed the portfolio holdings of each of the SA Columbia Technology Portfolio, the SA PGI Asset Allocation Portfolio and the SA WellsCap Aggressive Growth Portfolio. SunAmerica anticipates, based on this review, the disposition of a substantial portion of the holdings of each of the SA Columbia Technology Portfolio (approximately 96%), the SA PGI Asset Allocation Portfolio (approximately 63%), and the SA WellsCap Aggressive Growth Portfolio (approximately 85%) in connection with its applicable Reorganization, most or all of which are expected to be disposed of immediately following the applicable Reorganization. The extent of these anticipated sales is primarily due to the differences in the principal investment strategies employed by these Portfolios and their respective Acquiring Portfolios. Each Target Portfolio will pay the transaction costs relating to any realignment of its portfolio that occurs prior to the Reorganization and may deviate from its principal investment strategies during this period. With respect to transaction costs relating to realignment of Target Portfolio portfolio securities that occurs immediately following a Reorganization, these costs will be borne by shareholders of the combined portfolio. SunAmerica has estimated that the brokerage commissions and transaction costs relating to the realignment of each of the SA Columbia Technology Portfolio, the SA PGI Asset Allocation Portfolio and the SA WellsCap Aggressive Growth Portfolio will be approximately $86,992 (which would be $0.003 per share of the combined portfolio), $109,331 ($0.005 per share of the combined portfolio), and $85,252 ($0.002 per share of the combined portfolio), respectively. The realignment of a Target Portfolio’s portfolio will only occur if its respective Reorganization is approved by shareholders.

The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Portfolio’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of a Target Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions, Contract owners will not be taxed on such distributions to the Separate Accounts of the Life Companies, although they may be subject to tax upon redemption from Contracts.

Q:	Who will pay for the Reorganization?

A:

SunAmerica or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Portfolio’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Portfolio. SunAmerica or its affiliates will pay these expenses whether or not a Reorganization is approved at the special meeting. Please refer to “Information About the Reorganizations – Expenses of the Reorganizations” for additional information about the expenses associated with each Reorganization.

Q:	How do I vote my shares?

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A:

You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. You will not be able to attend the special meeting in person, but you will be able to view the special meeting live and cast your vote(s) by accessing an event link. To access the virtual meeting, send a request to attend the virtual meeting to shareholdermeetings@computershare.com. Please include your full name and the control number located on your proxy card/voting instruction card. You will then receive instructions to access and attend the virtual meeting. Requests to attend the virtual meeting must be received on or before October 22, 2021. You may vote during the special meeting at www.proxy-direct.com.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Target Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Target Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.

Q:	Why are multiple proxy cards or voting instruction cards enclosed?

A:	If you are a shareholder of more than one Target Portfolio, you will receive a proxy card or voting instruction card for each Target Portfolio.

Q:	When will the Reorganization occur?

A:

If approved by shareholders, each Reorganization is expected to occur during the fourth quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Portfolio’s shareholders.

Q:	How does the Board recommend that I vote?

A:	Your Board recommends that shareholders vote “FOR” the Proposal.

Q:	Whom do I contact if I have questions?

A:

You may call Georgeson Inc., a Computershare company, Monday through Friday from 9:00 a.m. Eastern Standard Time and 11:00 p.m. Eastern Standard Time and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Standard Time at 866-963-5822 .

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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ANCHOR SERIES TRUST

SA PGI Asset Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, New Jersey 07311

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

SA WellsCap Aggressive Growth Portfolio

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800-445-7862)

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2021

To the Shareholders of each of the SA Columbia Technology Portfolio, the SA PGI Asset Allocation Portfolio, the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio, the SA Wellington Strategic Multi-Asset Portfolio, and the SA WellsCap Aggressive Growth Portfolio:

This is to notify you that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of the SA PGI Asset Allocation Portfolio, the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio, and the SA Wellington Strategic Multi-Asset Portfolio, each a series of Anchor Series Trust (“AST”), a Massachusetts business trust, and the SA Columbia Technology Portfolio and the SA WellsCap Aggressive Growth Portfolio, each a series of SunAmerica Series Trust (“SAST”), (each, a “Target Portfolio,” and collectively, the “Target Portfolios”), will be held on October 27, 2021 at 4:00 p.m., Eastern Standard Time, for the below purposes. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.

The shareholders of the applicable Target Portfolios are being asked to consider and vote upon one or more of the following proposals, as applicable:

1.a

To approve an Agreement and Plan of Reorganization relating to the SA Columbia Technology Portfolio, a series of SAST, pursuant to which the SA Columbia Technology Portfolio will transfer all of its assets to the SA Wellington Capital Appreciation Portfolio (the “Acquiring SA Wellington Capital Appreciation Portfolio”), a newly created series of SAST, in exchange for the assumption by the Acquiring SA Wellington Capital Appreciation Portfolio of all of the liabilities of the SA Columbia Technology Portfolio and Class 1, Class 2, and Class 3 shares of the Acquiring SA Wellington Capital Appreciation Portfolio, which shares will be distributed by the SA Columbia Technology Portfolio to the holders of its shares in complete liquidation thereof (to be voted on by SA Columbia Technology Portfolio shareholders);

1.b

To approve an Agreement and Plan of Reorganization relating to the SA Wellington Capital Appreciation Portfolio (the “Target SA Wellington Capital Appreciation Portfolio”), a series of AST, pursuant to which the Target SA Wellington Capital Appreciation Portfolio will transfer all of its assets to the Acquiring SA Wellington Capital Appreciation Portfolio, a newly created series of SAST, in exchange for the assumption by the Acquiring SA Wellington Capital Appreciation Portfolio of all of the liabilities of the Target SA Wellington Capital Appreciation Portfolio and Class 1, Class 2, and Class 3 shares of the Acquiring SA Wellington Capital Appreciation Portfolio, which shares will be distributed by the Target SA Wellington

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Capital Appreciation Portfolio to the holders of its shares in complete liquidation thereof (to be voted on by Target SA Wellington Capital Appreciation Portfolio shareholders);

1.c

To approve an Agreement and Plan of Reorganization relating to the SA PGI Asset Allocation Portfolio, a series of AST, pursuant to which the SA PGI Asset Allocation Portfolio will transfer all of its assets to the SA JPMorgan Diversified Balanced Portfolio, a series of SAST, in exchange for the assumption by the SA JPMorgan Diversified Balanced Portfolio of all of the liabilities of the SA PGI Asset Allocation Portfolio and Class 1, Class 2, and Class 3 shares of the SA JPMorgan Diversified Balanced Portfolio, which shares will be distributed by the SA PGI Asset Allocation Portfolio to the holders of its shares in complete liquidation thereof (to be voted on by SA PGI Asset Allocation Portfolio shareholders);

1.d

To approve an Agreement and Plan of Reorganization relating to the SA Wellington Government and Quality Bond Portfolio (the “Target SA Wellington Government and Quality Bond Portfolio”), a series of AST, pursuant to which the Target SA Wellington Government and Quality Bond Portfolio will transfer all of its assets to the SA Wellington Government and Quality Bond Portfolio (the “Acquiring SA Wellington Government and Quality Bond Portfolio”), a newly created series of SAST, in exchange for the assumption by the Acquiring SA Wellington Government and Quality Bond Portfolio of all of the liabilities of the Target SA Wellington Government and Quality Bond Portfolio and Class 1, Class 2, and Class 3 shares of the Acquiring SA Wellington Government and Quality Bond Portfolio, which shares will be distributed by the Target SA Wellington Government and Quality Bond Portfolio to the holders of its shares in complete liquidation thereof (to be voted on by Target SA Wellington Government and Quality Bond Portfolio shareholders);

1.e

To approve an Agreement and Plan of Reorganization relating to the SA Wellington Strategic Multi-Asset Portfolio (the “Target SA Wellington Strategic Multi-Asset Portfolio”), a series of AST, pursuant to which the Target SA Wellington Strategic Multi-Asset Portfolio will transfer all of its assets to the SA Wellington Strategic Multi-Asset Portfolio (the “Acquiring SA Wellington Strategic Multi-Asset Portfolio”), a newly created series of SAST, in exchange for the assumption by the Acquiring SA Wellington Strategic Multi-Asset Portfolio of all of the liabilities of the Target SA Wellington Strategic Multi-Asset Portfolio and Class 1 and Class 3 shares of the Acquiring SA Wellington Strategic Multi-Asset Portfolio, which shares will be distributed by the Target SA Wellington Strategic Multi-Asset Portfolio to the holders of its shares in complete liquidation thereof (to be voted on by Target SA Wellington Strategic Multi-Asset Portfolio shareholders);

1.f

To approve an Agreement and Plan of Reorganization relating to the SA WellsCap Aggressive Growth Portfolio, a series of SAST, pursuant to which the SA WellsCap Aggressive Growth Portfolio will transfer all of its assets to the SA JPMorgan Mid-Cap Growth Portfolio, a series of SAST, in exchange for the assumption by the SA JPMorgan Mid-Cap Growth Portfolio of all of the liabilities of the SA WellsCap Aggressive Growth Portfolio and Class 1, Class 2, and Class 3 shares of the SA JPMorgan Mid-Cap Growth Portfolio, which shares will be distributed by the SA WellsCap Aggressive Growth Portfolio to the holders of its shares in complete liquidation thereof (to be voted on by SA WellsCap Aggressive Growth Portfolio shareholders); and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of each of AST and SAST has fixed the close of business on August 3, 2021 as the record date (the “Record Date”) for determination of shareholders of each relevant Target Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link. To access the virtual meeting, send a request to attend the virtual meeting to shareholdermeetings@computershare.com. Please include your full name and the control number located on your proxy card/voting instruction card. You will then receive instructions to access and attend the virtual meeting. Requests to attend the virtual meeting must be received on or before October 22, 2021. You may vote

2

during the Special Meeting at www.proxy-direct.com. Although you are not directly a shareholder of the Target Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Target Portfolio that are attributable to your Variable Contract at the Special Meeting of shareholders. The Life Companies, through the Separate Accounts, are the record owner of the Target Portfolios’ shares and will vote the shares of the Target Portfolios at the Special Meeting. The rights accompanying shares of the Target Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, Life Companies will vote shares held in the Separate Accounts in a manner consistent with voting instructions timely received from the holders of the Variable Contracts. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Target Portfolio shares held in Separate Accounts for which no timely instructions are received from the holders of the Variable Contracts, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. This practice is commonly referred to as “echo voting.” For purposes of the enclosed Combined Prospectus/Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Target Portfolio) shall also be deemed to include holders of the Variable Contract.

Your vote is important regardless of the size of your holdings in the Target Portfolio. Whether or not you expect to be present at the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages 86-87 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Trustees, /s/ Kathleen D. Fuentes Kathleen D. Fuentes Secretary

Woodland Hills, California

[ ], 2021

3

SUBJECT TO COMPLETION DATED JUNE 30, 2021

COMBINED PROSPECTUS/PROXY STATEMENT

ANCHOR SERIES TRUST

SA PGI Asset Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, New Jersey 07311

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

SA JPMorgan Diversified Balanced Portfolio

SA JPMorgan Mid-Cap Growth Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

SA WellsCap Aggressive Growth Portfolio

21650 Oxnard Street, 10th Floor

Woodland Hills, California 91367

(800-445-7862)

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the SA PGI Asset Allocation Portfolio, the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio, the SA Wellington Strategic Multi-Asset Portfolio, each a series of Anchor Series Trust, a Massachusetts business trust (“AST”), the SA Columbia Technology Portfolio and/or the SA WellsCap Aggressive Growth Portfolio, each a series of SunAmerica Series Trust, a Massachusetts business trust (“SAST” and together with AST, the “Trusts” and each, a “Trust”). The SA Columbia Technology Portfolio, the SA PGI Asset Allocation Portfolio, the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio, the SA Wellington Strategic Multi-Asset Portfolio and the SA WellsCap Aggressive Growth Portfolio are referred to as the “Target Portfolios” and each, a “Target Portfolio.”

A joint special meeting of shareholders of each of the Target Portfolios (the “Special Meeting”) will be held on October 27, 2021 at 4:00 p.m., Eastern Standard Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link. Shareholders of record of each Target Portfolio at the close of business on August 3, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders were first sent or given to shareholders of each Target Portfolio on or about [ ], 2021. The Board of Trustees of each Trust (each, a “Board of Trustees” or a “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.

To access the virtual meeting, send a request to attend the virtual meeting to shareholdermeetings@computershare.com. Please include your full name and the control number located on your proxy card/voting instruction card. You will then receive instructions to access and attend the virtual meeting. Requests to attend the virtual meeting must be received on or before October 22, 2021. You may vote during the special meeting at www.proxy-direct.com. You will need your control number to cast your vote.

i

The purposes of the Special Meeting are:

1.    The shareholders of each Target Portfolio are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Target Portfolio. Pursuant to the Reorganization Agreement, a Target Portfolio would transfer all of its assets to a series of SAST, as set out in the following table under the heading “Acquiring Portfolios” (each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”), in exchange for the assumption by the applicable Acquiring Portfolio of all of the liabilities of the Target Portfolio and Class 1, Class 2 and/or Class 3 shares of the Acquiring Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and

Target Portfolios	Acquiring Portfolios

SA Columbia Technology Portfolio, a series of SAST	SA Wellington Capital Appreciation Portfolio, a newly created series of SAST (“Acquiring SA Wellington Capital Appreciation Portfolio”)

SA Wellington Capital Appreciation Portfolio, a series of AST (“Target SA Wellington Capital Appreciation Portfolio”)	Acquiring SA Wellington Capital Appreciation Portfolio

SA PGI Asset Allocation Portfolio, a series of AST	SA JPMorgan Diversified Balanced Portfolio, a series of SAST

SA Wellington Government and Quality Bond Portfolio, a series of AST (“Target SA Wellington Government and Quality Bond Portfolio”)	SA Wellington Government and Quality Bond Portfolio, a newly created series of SAST (“Acquiring SA Wellington Government and Quality Bond Portfolio”)

SA Wellington Strategic Multi-Asset Portfolio, a series of AST (“Target SA Wellington Strategic Multi-Asset Portfolio”)	SA Wellington Strategic Multi-Asset Portfolio, a newly created series of SAST (“Acquiring SA Wellington Strategic Multi-Asset Portfolio”)

SA WellsCap Aggressive Growth Portfolio, a series of SAST	SA JPMorgan Mid-Cap Growth Portfolio, a series of SAST

2.    To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Although you are not directly a shareholder of the Target Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract,” the owners of which are referred to as “Contract Owners”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company or Phoenix Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Target Portfolio that are attributable to your Variable Contract at the Special Meeting. The Life Companies, through the Separate Accounts, are the record owners of the Target Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. For convenience we refer to Contract Owners as “shareholders” and to the Life Company owners of shares as “Life Company Holders.”

The applicable Board of Trustees has approved the reorganization (“Reorganization”) with respect to each Target Portfolio by which the Target Portfolio, a separate series of the relevant Trust, an open-end management investment company, would be acquired by the corresponding Acquiring Portfolio.

Target Portfolio	Target Portfolio Investment Objective	Acquiring Portfolio	Acquiring Portfolio Investment Objective

SA Columbia Technology Portfolio	Seeks capital appreciation.	Acquiring SA Wellington Capital Appreciation Portfolio	Seeks long-term capital appreciation.

Target SA Wellington Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Acquiring SA Wellington Capital Appreciation Portfolio	Same as Target Portfolio.

SA PGI Asset Allocation Portfolio	Seeks high total return (including income and capital gains) consistent with long-term preservation of capital.	SA JPMorgan Diversified Balanced Portfolio	Seeks total return.

Target SA Wellington Government and Quality Bond Portfolio	Seeks relatively high current income, liquidity and security of principal.	Acquiring SA Wellington Government and Quality Bond Portfolio	Same as Target Portfolio.

Target SA Wellington Strategic Multi-Asset Portfolio	Seeks high long-term total investment return.	Acquiring SA Wellington Strategic Multi-Asset Portfolio	Same as Target Portfolio.

SA WellsCap Aggressive Growth Portfolio	Seeks capital appreciation.	SA JPMorgan Mid-Cap Growth	Seeks long-term growth of capital.

Each Acquiring Portfolio has certain strategies that are similar and compatible with those of each of the corresponding Target Portfolio(s). Certain Target Portfolios and their corresponding Acquiring Portfolios, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Target Portfolio’s and each Acquiring Portfolio’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

If a Target Portfolio’s shareholders approve the Reorganization relating to their Target Portfolio and certain other conditions in the Reorganization Agreement are met, the Target Portfolio will transfer its assets to the corresponding Acquiring Portfolio. The Reorganization Agreement involving the SA Columbia Technology Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio requires the consummation of the Reorganization involving the Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio. If the shareholders of the Target SA Wellington Capital Appreciation Portfolio do not approve their Reorganization, then the shareholders of the SA Columbia Technology Portfolio will remain shareholders of the SA Columbia Technology Portfolio, even if the SA Columbia Technology Portfolio shareholders approve their respective Reorganization.

Each Acquiring Portfolio will assume all of the respective liabilities of the Target Portfolio and will issue shares to the Target Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Target Portfolio. Immediately thereafter, the Target Portfolio will distribute these shares of the Acquiring Portfolio to its shareholders. After distributing these shares, the Target Portfolio will be terminated as a series of the relevant Trust. When the Reorganization is complete, the Target Portfolio’s shareholders will hold the same class of shares of the corresponding Acquiring Portfolio as they currently hold of the Target Portfolio. The aggregate net asset value of the Acquiring Portfolio shares received in the Reorganization will equal the aggregate net asset value of the Target Portfolio shares held by Target Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Portfolio (other than the Target SA Wellington Government and Quality Bond Portfolio and Target SA Wellington Strategic Multi-Asset Portfolio) will represent a smaller percentage of ownership in the combined portfolio than the shares held by those in the Target Portfolio prior to the Reorganization. The number of shares in which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Variable Contract value allocated to the Target Portfolio on the Record Date by the share value of such Target Portfolio on the Record Date.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Portfolio should know before voting on the Reorganization relating to their Target Portfolio and constitutes an offering of Class 1, Class 2 and/or Class 3 shares of the corresponding Acquiring Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Portfolios, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated [ ], 2021 (Securities Act File No. [ ]) (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•

the SAST Prospectus and Statement of Additional Information, each dated May 1, 2021 (SEC Accession No. 0001193125-21-151213), solely as they relate to each relevant Portfolio, containing additional information about each of the SA Columbia Technology Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio and the SA WellsCap Aggressive Growth Portfolio;

•

the SAST Prospectus and Statement of Additional Information, each dated [ ], 2021 (SEC Accession No. [ ]), containing additional information about each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio; and

•

the AST Prospectus and Statement of Additional Information, each dated May 1, 2021 (SEC Accession No. 0001193125-21-126479) (the “AST Prospectus” and the “AST SAI,” respectively), containing additional information about each of the SA PGI Asset Allocation Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio.

Except as otherwise described herein, the policies and procedures set forth herein relating to the shares of each Acquiring Portfolio will apply to the Class 1, Class 2 and/or Class 3 shares to be issued by the Acquiring Portfolio in connection with each Reorganization.

These documents are on file with the SEC. Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling (800) 445-7862 or by writing to the AST Portfolios at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 or to the SAST Portfolios at 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367.

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Boards of Trustees know of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [ ], 2021.

v

VOTING INFORMATION AND REQUIREMENTS	85

General	85
Shareholder Approval	85
Manner of Voting	86

Appendix A – Fundamental and Non-Fundamental Investment Restrictions	A-1

Appendix B – Form of Agreement and Plan of Reorganization	B-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of AST and SAST is an open-end management investment company registered with the SEC. Each of the Portfolios is a separate series of its respective Trust. The investment objective of each Target Portfolio and its corresponding Acquiring Portfolio are identical or substantially similar, as detailed in the following table:

Target Portfolio	Target Portfolio Investment Objective	Acquiring Portfolio	Acquiring Portfolio Investment Objective
SA Columbia Technology Portfolio	Seeks capital appreciation.	Acquiring SA Wellington Capital Appreciation Portfolio	Seeks long-term capital appreciation.
Target SA Wellington Capital Appreciation Portfolio	Seeks long-term capital appreciation.	Acquiring SA Wellington Capital Appreciation Portfolio	Same as Target Portfolio.
SA PGI Asset Allocation Portfolio	Seeks high total return (including income and capital gains) consistent with long-term preservation of capital.	SA JPMorgan Diversified Balanced Portfolio	Seeks total return.
Target SA Wellington Government and Quality Bond Portfolio	Seeks relatively high current income, liquidity and security of principal.	Acquiring SA Wellington Government and Quality Bond Portfolio	Same as Target Portfolio.
Target SA Wellington Strategic Multi-Asset Portfolio	Seeks high long-term total investment return.	Acquiring SA Wellington Strategic Multi-Asset Portfolio	Same as Target Portfolio.
SA WellsCap Aggressive Growth Portfolio	Seeks capital appreciation.	SA JPMorgan Mid-Cap Growth Portfolio	Seeks long-term growth of capital.

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser for each Portfolio. The subadviser for each of the Portfolios is set forth in the following table:

Target Portfolio	Subadviser	Acquiring Portfolio	Subadviser
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC	SA Wellington Capital Appreciation Portfolio	Wellington
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP (“Wellington”)
SA PGI Asset Allocation Portfolio	Principal Global Investors, LLC	SA JPMorgan Diversified Balanced Portfolio	J.P. Morgan Investment Management Inc. (“JPMIM”)
SA Wellington Government and Quality Bond Portfolio	Wellington	SA Wellington Government and Quality Bond Portfolio	Wellington
SA Wellington Strategic Multi-Asset Portfolio	Wellington	SA Wellington Strategic Multi-Asset Portfolio	Wellington
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated	SA JPMorgan Mid-Cap Growth Portfolio	JPMIM

SA Columbia Technology Portfolio and Acquiring SA Wellington Capital Appreciation Portfolio. Both the SA Columbia Technology Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio primarily invest in equity securities. The SA Columbia Technology Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The SA Columbia Technology Portfolio will invest principally in common stocks of companies of all sizes, and may invest in small- and mid-cap companies. Under normal circumstances, the SA Columbia Technology Portfolio generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The companies in which the SA Columbia Technology Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The SA Columbia Technology Portfolio may invest in companies operating in any industry, including, but not limited to, the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The SA Columbia Technology Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. The SA Columbia Technology Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The SA Columbia Technology Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The SA Columbia Technology Portfolio also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

In contrast to the SA Columbia Technology Portfolio, the Acquiring SA Wellington Capital Appreciation Portfolio’s principal investment strategy is to invest primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach. The Acquiring SA Wellington Capital Appreciation Portfolio will principally invest in equity securities of large-, mid- and small-cap companies. The Acquiring SA Wellington Capital Appreciation Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets). The Acquiring SA Wellington Capital Appreciation Portfolio utilizes a “growth” philosophy – that of investing in securities believed to offer the potential for capital appreciation – which focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets. The Acquiring SA Wellington Capital Appreciation Portfolio uses an active trading strategy to achieve its investment goal. Both Portfolios are diversified.

Target SA Wellington Capital Appreciation Portfolio and Acquiring SA Wellington Capital Appreciation Portfolio. The principal investment strategies of the Target SA Wellington Capital Appreciation Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio are identical. Both Portfolios invest primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach. In addition, both Portfolios principally invest in equity securities of large-, mid- and small-cap companies, and may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets). The Portfolios utilize a “growth” philosophy – that of investing in securities believed to offer the potential for capital appreciation – which focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets. Both Portfolios use an active trading strategy to achieve their investment goal. Both Portfolios are diversified.

SA PGI Asset Allocation Portfolio and SA JPMorgan Diversified Balanced Portfolio. Both the SA PGI Asset Allocation Portfolio and the SA JPMorgan Diversified Balanced Portfolio invest in a diversified portfolio that may include equity securities, fixed income securities and money market instruments. The SA PGI Asset Allocation Portfolio will principally invest in equity securities, including common stocks; warrants and rights; fixed income securities, including U.S. Government securities, investment grade corporate bonds, preferred stocks, junk bonds, senior securities and pass-through securities; real estate investment trusts (“REITs”); registered investment companies; and foreign securities, including depositary receipts and emerging market issues. The SA JPMorgan Diversified Balanced Portfolio invests in equity securities that include common stock and convertible securities of U.S. and foreign companies, each of any market capitalization. The SA JPMorgan Diversified Balanced Portfolio invests in fixed income securities that primarily include corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities (including to-be-announced and commercial mortgage-backed securities), forward commitments to purchase or sell short mortgage-backed securities, U.S. and foreign government securities, and high-yield debt securities (junk bonds). The fixed income securities in which the SA JPMorgan Diversified Balanced Portfolio may invest are rated at the time of purchase by a nationally statistical rating organization or, if unrated, are deemed by the Portfolio’s subadviser to be of comparable quality. The SA JPMorgan Diversified Balanced Portfolio may invest in fixed income securities of any average weighted maturity or duration.

While the SA JPMorgan Diversified Balanced Portfolio invests at least 25% of its assets in fixed income securities, and at least 25% of its assets in equity securities, the SA PGI Asset Allocation Portfolio does not have such requirements. In addition, unlike the SA PGI Asset Allocation Portfolio, the SA JPMorgan Diversified Balanced Portfolio’s assets are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class: 30%-75% in U.S. equity securities, including small-, medium- and large-cap securities, 0%-35% in foreign equity securities and 25%-50% in U.S. and foreign fixed income securities. While both Portfolios invest in junk bonds, the SA PGI Asset Allocation Portfolio may invest up to 25% of its fixed income investments in junk bonds and the SA JPMorgan Diversified Balanced Portfolio may invest up to 15% of its net assets in junk bonds. In addition, the SA JPMorgan Diversified Balanced Portfolio may also invest in derivatives, including options and futures, for both hedging and non-hedging purposes; the SA PGI Asset Allocation Portfolio does not invest in derivatives as part of its principal investment strategy. The SA JPMorgan Diversified Balanced Portfolio may also use an active trading strategy to achieve its objective. Both Portfolios are diversified.

Target SA Wellington Government and Quality Bond Portfolio and Acquiring SA Wellington Government and Quality Bond Portfolio. The principal investment strategies of the Target SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Government and Quality Bond Portfolio are identical. Both Portfolios’ principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA– or better by S&P Global (Ratings) (“S&P”) or Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”)). Both Portfolios principally invest in fixed income securities, including U.S. Government securities, mortgage-backed securities, asset-backed securities, and high-quality bonds. Corporate bonds rated lower than AA– by S&P but not lower than A– (or lower than Aa3 by Moody’s but not lower than A3), or its equivalent by another NRSRO, may comprise up to 20% of the Portfolios’ net assets. Both Portfolios may use an active trading strategy to achieve their objective. Both Portfolios are diversified.

Target SA Wellington Strategic Multi-Asset Portfolio and Acquiring SA Wellington Strategic Multi-Asset Portfolio. The principal investment strategies of the Target SA Wellington Strategic Multi-Asset Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio are identical. Both Portfolios’ principal investment strategy is to invest their assets among global equity and global fixed income securities to achieve total investment return. “Total investment return” is a measure of performance which combines all elements of return including income and capital appreciation. Both portfolios will maintain approximately two-thirds of their assets in equity securities and one-third in fixed income securities. The Portfolios will principally invest in equity securities of large-, mid- and small-cap companies, convertible securities, and foreign equity securities. Both Portfolios will also principally invest in fixed income securities, including U.S. Government securities, foreign fixed income securities, emerging market securities, asset-backed and mortgage-backed securities, corporate bonds, high-yield, high-risk bonds (commonly referred to as “junk bonds”) and preferred stocks. The Portfolios may also make short-term investments and invest in derivative instruments, such as currency forwards and interest rate futures to manage foreign currency, duration and yield curve positioning within the Portfolios. Both Portfolios use an active trading strategy to achieve their objective. Both Portfolios are diversified.

SA WellsCap Aggressive Growth Portfolio and SA JPMorgan Mid-Cap Growth Portfolio. Both the SA WellsCap Aggressive Growth Portfolio and the SA JPMorgan Mid Cap Growth Portfolio invest principally in equity securities. The SA WellsCap Aggressive Growth Portfolio invests principally in equity securities of small- and mid-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The SA WellsCap

Aggressive Growth Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities and American Depositary Receipts (“ADRs”). The SA JPMorgan Mid-Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. The SA JPMorgan Mid-Cap Growth Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities In managing the SA JPMorgan Mid-Cap Growth Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Both Portfolios are diversified.

Each Board of Trustees, including the Trustees who are not “interested persons” of the relevant Trust (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved each applicable Reorganization, on behalf of each relevant Target Portfolio. Subject to approval by the relevant Target Portfolio shareholders, each Reorganization provides for:

•

the transfer of all the assets of the relevant Target Portfolio to the corresponding Acquiring Portfolio in exchange for the assumption by the Acquiring Portfolio of substantially all of the liabilities of the relevant Target Portfolio Class 1, Class 2 and/or Class 3 shares of the corresponding Acquiring Portfolio having an aggregate net asset value equal to the value of the assets of the relevant Target Portfolio acquired by the corresponding Acquiring Portfolio reduced by the amount of such assumed liabilities;

•	the distribution of such Class 1, Class 2 and/or Class 3 shares of the Acquiring Portfolio to the relevant Target Portfolio’s shareholders; and

•	the termination of the relevant Target Portfolio as a series of the relevant Trust.

If a proposed Reorganization is approved and completed, the Target Portfolio’s shareholders would hold shares of the same class of the corresponding Acquiring Portfolio as they currently hold of the Target Portfolio with an aggregate net asset value equal to the aggregate net asset value of Target Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganizations

At a meeting of each of the Board of Trustees of AST held on June 8, 2021 and of the Board of Trustees of SAST held on June 23, 2021 (each, a “Meeting” and together, the “Meetings), SunAmerica, in its capacity as the investment adviser to the Portfolios, proposed the relevant Reorganizations to each Board as part of an effort to optimize the fund line-up in its insurance product offerings, including by considering potential opportunities for consolidation of certain funds that have similar objectives and strategies, and/or to seek to eliminate certain costs associated with operating different business entities. In proposing the Reorganizations, SunAmerica has, among other things, considered the number of funds currently available in certain asset classes, along with the performance history, fee and expense structure, level of assets and future prospects for growth of the funds. SunAmerica is proposing the Reorganizations in order to combine funds with similar investment programs and has concluded that the Reorganizations would be in the best interests of the Portfolios.

SunAmerica believes that, with respect to each proposed Reorganization, the shareholders of each Portfolio will benefit more from the potential operating and administrative efficiencies and, in the case of a Reorganization involving more than one Target Portfolio or an Acquiring Portfolio that is not newly created, economies of scale that may be achieved by combining the Portfolios’ assets in the Reorganization, than by continuing to operate the Portfolios separately. SunAmerica further believes that it is in the best interests of each Target Portfolio to combine its assets with a Portfolio that has the same or a lower net expense structure. SunAmerica believes that each Acquiring Portfolio’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with its corresponding Target Portfolio.

Each Acquiring Portfolio, following completion of one or more of its Reorganizations, may be referred to as the “Combined Portfolio” in this Combined Prospectus/Proxy Statement and collectively as the “Combined Portfolios.” Following each Reorganization, the net operating expense ratio of the Combined Portfolio is expected to be the same or lower than the current net operating expense ratio of each Target Portfolio with respect to each class of shares. The gross operating expense ratio of each of the Combined Portfolios is expected to be the same or lower than the current gross operating expense ratio of each Target Portfolio except in the case of the SA WellsCap Aggressive Growth Portfolio where the gross expense ratio for each class of the Combined Portfolio in its respective Reorganization is expected to be higher by 0.01%. SunAmerica believes that continuing to operate each Target Portfolio as currently constituted is not in the best interests of the Target Portfolio.

In approving each Reorganization, the applicable Board of Trustees, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the relevant Target Portfolio and that the interests of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. In addition, the Board of SAST determined that participation in the Reorganization is in the best interests of the relevant Acquiring Portfolio and that the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. Each Board of Trustees considered the Reorganization proposals at its respective Meeting, and the entire Board of Trustees, including the Independent Trustees, unanimously approved each relevant Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Trustees with regard to each Reorganization include, but are not limited to, the following:

•

The fact that the investment objective of each Target Portfolio is similar, substantially similar or identical to the investment objective of the corresponding Acquiring Portfolio, as well as the fact that certain strategies of each Target Portfolio and corresponding Acquiring Portfolio are similar or identical, while others are different. The Board of Trustees considered the principal differences in investment objective and investment strategy between each Acquiring Portfolio and each corresponding Target Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

The possibility that the Combined Portfolio is more likely to achieve further operating efficiencies and, in some cases, economies of scale from its larger net asset size compared to each Target Portfolio.

•

The advisory fee rate to be paid by the relevant Combined Portfolio is lower than or equal to the current advisory fee rate paid by the relevant Target Portfolio, other than in the case of the SA WellsCap Aggressive Growth Portfolio.

•

The expectation that the Combined Portfolio will have total annual net operating expenses equal to or lower than those of each applicable Target Portfolio and the corresponding Acquiring Portfolio and that the Combined Portfolio will have gross total annual operating expenses equal to or lower than those of each applicable Target Portfolio and the corresponding Acquiring Portfolio, except in the case of the SA WellsCap Aggressive Growth Portfolio where the gross expense ratio for each class of the Combined Portfolio is expected to be higher by 0.01%.

•

The SA JPMorgan Diversified Balanced Portfolio, the JPMorgan Mid-Cap Growth Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio will be the survivor of their respective Reorganizations for accounting and performance purposes.

•

The personnel of SunAmerica and the subadviser(s) who will manage the Combined Portfolio. The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Portfolio after the Reorganizations, and the subadviser(s) of an Acquiring Portfolio will continue to serve as subadviser(s) of the Combined Portfolio after the Reorganizations. The Reorganization is not expected to result in diminution in the level or quality of services that the Target Portfolio shareholders currently receive. See “Comparison of the Portfolios—Management of the Portfolios.”

•

The relative performance histories of each Portfolio over different time periods compared with each other and the fact that each Acquiring Portfolio has had generally better historical performance compared with the corresponding Target Portfolio, with the exception of the SA JPMorgan Mid-Cap Growth Portfolio, which historically underperformed its relative Target Portfolio, the SA WellsCap Aggressive Growth Portfolio, over periods ended December 31, 2020. Each Target Portfolio’s Board of Trustees considered management’s discussion of the respective Target Portfolios’ performance, and noted that it received and discussed with management information throughout the year at periodic intervals comparing each Target Portfolio’s performance against the Target Portfolio’s benchmark. While not predictive of future results, the Boards of Trustees also considered certain data with respect to the performance of each Portfolio as compared to the performance of its relevant peer group.

•	The relative size of each applicable Target Portfolio and the corresponding Acquiring Portfolio, and the prospects for further growth and long-term viability of each Target Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that the aggregate net asset value of the shares that shareholders of the relevant Target Portfolio will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the relevant Target Portfolio own immediately prior to the Reorganization, and that shareholders of the relevant Target Portfolio and Acquiring Portfolio will not be diluted as a result of the Reorganization.

•	The terms and conditions of each of the Reorganization Agreements.

•

The fact that shareholders of the relevant Target Portfolio who do not want to participate in the applicable Reorganization are able to redeem their shares of the Target Portfolio prior to the closing of the Reorganization.

•

The fact that SunAmerica or its affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs, if any, relating to the sale of each Target Portfolio’s portfolio securities prior to or after the Reorganization as described in the respective Reorganization Agreement. No shareholder would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

•

The portion of the portfolio holdings of the applicable Target Portfolio(s) and Acquiring Portfolio that would be sold, if any, before or immediately following the Reorganization would be completed and the estimated brokerage commissions and other portfolio transaction costs relating to the realignment of each applicable Target Portfolio’s portfolio prior to, or immediately following, the applicable Reorganization.

•	The fact that the Acquiring Portfolio will assume all of the liabilities of its respective Target Portfolio(s).

•	The possible alternatives to the Reorganization, including the potential liquidation of each Target Portfolio.

•

The Reorganization may result in some potential benefits to SunAmerica, including but not limited to cost savings, resulting from managing one Combined Portfolio rather than multiple Portfolios because the fixed costs involved with operating the Combined Portfolio will be spread across a larger asset base following the Reorganization. The Board also considered the Reorganization’s anticipated impact on SunAmerica’s profitability.

If a Reorganization is not approved by shareholders of the relevant Target Portfolio, the applicable Board of Trustees may consider other alternatives, which may include seeking a merger with a different fund, the liquidation of the Target Portfolio or continuing current operations of the Target Portfolio.

The Board of Trustees unanimously recommends that you vote “For” the Reorganization relating to your Target Portfolio.

Investment Objectives and Principal Investment Strategies

Comparison of the SA Columbia Technology Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio

Investment Objectives. The investment objectives of the SA Columbia Technology Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio are substantially similar. The investment objective of the SA Columbia Technology Portfolio is capital appreciation while the investment objective of the Acquiring SA Wellington Capital Appreciation Portfolio is long-term capital appreciation. Each of the SA Columbia Technology Portfolio’s and the Acquiring SA Wellington Capital Appreciation Portfolio’s investment objective may be changed without shareholder approval. The Combined Portfolio will pursue the Acquiring SA Wellington Capital Appreciation Portfolio’s investment objective.

Principal Investment Strategies. The SA Columbia Technology Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Acquiring SA Wellington Capital Appreciation Portfolio’s principal investment strategy is to invest primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach.

The SA Columbia Technology Portfolio will invest principally in common stocks of companies of all sizes, and may invest in small- and mid-cap companies. Similarly, the Acquiring SA Wellington Capital Appreciation Portfolio will principally invest in equity securities of large-, mid- and small-cap companies.

Under normal circumstances, the SA Columbia Technology Portfolio generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The SA Columbia Technology Portfolio considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The SA Columbia Technology Portfolio may, from time to time, take temporary defensive positions that may result in the Portfolio investing less than 30% of its net assets in companies outside the U.S. in an effort to minimize extreme volatility caused by adverse market, economic, political or other conditions. The Acquiring SA Wellington Capital Appreciation Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).

The companies in which the SA Columbia Technology Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The SA Columbia Technology Portfolio may invest in companies operating in any industry, including, but not limited to, the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The SA Columbia Technology Portfolio may also invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. In addition, the SA Columbia Technology Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The SA Columbia Technology Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The SA Columbia Technology Portfolio also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The SA Columbia Technology Portfolio’s subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The SA Columbia Technology Portfolio uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;
•	High profit margins;
•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
•	Quality management and equity ownership by executives;
•	Unique competitive advantages (e.g., market share, proprietary products); or
•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the SA Columbia Technology Portfolio’s subadviser considers, among other factors, whether in its view:

•	Its target price has been reached;
•	Its earnings are disappointing;
•	Its revenue growth has slowed;
•	Its underlying fundamentals have deteriorated; or
•	If the subadviser believes that negative country or regional factors may affect a company’s outlook.

Similarly, the Acquiring SA Wellington Capital Appreciation Portfolio also follows a “growth” philosophy by seeking to invest in securities believed to offer the potential for capital appreciation. Specifically, the Acquiring SA Wellington Capital Appreciation Portfolio focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets. The Acquiring SA Wellington Capital Appreciation Portfolio also uses an active trading strategy to achieve its investment goal.

Each Portfolio’s principal investment strategies may be changed without shareholder approval, although investors for the SA Columbia Technology Portfolio will be given at least 60 days’ written notice in advance of any change to the Portfolio’s 80% investment policy.

The Combined Portfolio’s principal investment strategies will be those of the Acquiring SA Wellington Capital Appreciation Portfolio.

Comparison. One principal difference between the Portfolios is that the SA Columbia Technology Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide, while the Acquiring SA Wellington Capital Appreciation Portfolio does not have such restrictions. The Acquiring SA Wellington Capital Appreciation Portfolio invests in equity securities across a wide range of industries and companies using a wide-ranging and flexible stock selection approach.

Another principal difference is that while the SA Columbia Technology Portfolio generally invests at least 40% of its net assets in foreign equity securities, except when market conditions for these investments or specific foreign markets are deemed unfavorable the minimum can be reduced to 30%, the Acquiring SA Wellington Capital Appreciation Portfolio may only invest up to 30% of its total assets in foreign equity securities.

Other principal differences include the fact that the SA Columbia Technology Portfolio may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities, and that the Acquiring SA Wellington Capital Appreciation Portfolio uses an active trading strategy to achieve its investment goal.

While the SA Columbia Technology Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio have certain differences in strategies, the Portfolios utilize certain compatible investment strategies to achieve their respective investment objectives. Both the SA Columbia Technology Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio invest in equity securities of large-, mid- and small-cap companies that demonstrate the potential for capital appreciation, including foreign equity securities and depositary receipts.

For a discussion of the principal and other investment risks associated with an investment in the Acquiring SA Wellington Capital Appreciation Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

SunAmerica has reviewed the portfolio holdings of the SA Columbia Technology Portfolio. SunAmerica anticipates, based on this review, the disposition of a substantial portion (approximately 96%) of the SA Columbia Technology Portfolio’s holdings in connection with its Reorganization, most or all of which are expected to be disposed of immediately following the Reorganization. The extent of these anticipated sales is primarily due to the differences in the principal investment strategies employed by the two Portfolios. To the extent any disposition occurs prior to its Reorganization, the SA Columbia Technology Portfolio may deviate from its principal investment strategies and shareholders of the SA Columbia Technology Portfolio will bear the transaction costs associated with the realignment of the portfolio. To the extent that disposition occurs following its Reorganization, the transaction costs associated with the disposition of the SA Columbia Technology Portfolio’s securities in the realigning of the Combined Portfolio will be borne by shareholders of the Combined Portfolio. SunAmerica anticipates estimated transaction costs of approximately $86,992 (which would be $0.003 per share of the Combined Portfolio) will be incurred with realigning the portfolio holdings of the SA Columbia Technology Portfolio in connection with its Reorganization.

Some of the similarities and differences of the principal and other significant investment and strategies of the Portfolios are described in the chart below.

SA Columbia Technology Portfolio	Acquiring SA Wellington Capital Appreciation Portfolio

•   The Portfolio invests at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

•   The Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Portfolio also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

•   The Portfolio’s principal investment strategy is to invest primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach.

• The Portfolio will invest principally in common stocks of companies of all sizes, and may invest in small- and mid-cap companies.	• The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies.

SA Columbia Technology Portfolio	Acquiring SA Wellington Capital Appreciation Portfolio

•   Under normal circumstances, the Portfolio generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries, except when market conditions for these investments or specific foreign markets are deemed unfavorable, the minimum can be reduced to 30%.

• The Portfolio may invest in foreign equity securities, including depositary receipts (up to 30% of total assets).

•   In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following: Above-average growth prospects; high profit margins; attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity); quality management and equity ownership by executives; unique competitive advantages (e.g., market share, proprietary products); or potential for improvement in overall operations.

•   The Portfolio focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets.

• The Portfolio does not have a comparable strategy.	• The Portfolio uses an active trading strategy to achieve its investment goal.
• The Portfolio is diversified.	• The Portfolio is diversified.

Comparison of the Target SA Wellington Capital Appreciation Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio

Investment Objectives. The investment objectives of the Target SA Wellington Capital Appreciation Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio are identical. Each Portfolio seeks long-term capital appreciation. Each of the Target SA Wellington Capital Appreciation Portfolio’s and the Acquiring SA Wellington Capital Appreciation Portfolio’s investment objective may be changed without shareholder approval. The Combined Portfolio will pursue the Acquiring SA Wellington Capital Appreciation Portfolio’s investment objective.

Principal Investment Strategies. Each Portfolio invests primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach. Each Portfolio uses an active trading strategy to achieve its investment goal.

Each Portfolio will principally invest in equity securities of large-, mid- and small-cap companies. Each Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).

Each Portfolio utilizes a “growth” philosophy – that of investing in securities believed to offer the potential for capital appreciation – which focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets.

Each Portfolio’s principal investment strategies may be changed without shareholder approval.

Comparison. The investment objective and principal investment strategies of each of the Target SA Wellington Capital Appreciation Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio are identical.

For a discussion of the principal and other investment risks associated with an investment in the Acquiring SA Wellington Capital Appreciation Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

The portfolio managers of the Acquiring SA Wellington Capital Appreciation Portfolio do not anticipate disposing of, or requesting the disposition of, any of the holdings of the Target SA Wellington Capital Appreciation Portfolio in preparation for, or as a result of, the Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs, if any, are anticipated to be incurred in restructuring the portfolio holdings of the Target SA Wellington Capital Appreciation Portfolio in connection with the Reorganization. However, if shareholders of the SA Columbia Technology Portfolio also approve the Reorganization of their Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio, it is anticipated that a substantial portion (approximately 96%) of the SA Columbia Technology Portfolio’s holdings will be disposed of immediately following its Reorganization into the Acquiring SA Wellington Capital Appreciation Portfolio to align its portfolio with that of the Combined Portfolio. As a result, shareholders of the Combined Portfolio will bear any transaction costs associated with this realignment. SunAmerica anticipates estimated transaction costs of approximately $86,992 ($0.003 per share of the Combined Portfolio) will be incurred with realigning the portfolio holdings of the SA Columbia Technology Portfolio in connection with its Reorganization.

Comparison of the SA PGI Asset Allocation Portfolio and the SA JPMorgan Diversified Balanced Portfolio

Investment Objectives. The investment objective of the SA PGI Asset Allocation Portfolio is high total return (including income and capital gains) consistent with long-term preservation of capital. The investment objective of the SA JPMorgan Diversified Balanced Portfolio is total return. Each of the SA PGI Asset Allocation Portfolio’s and the SA JPMorgan Diversified Balanced Portfolio’s investment objective may be changed without shareholder approval. The Combined Portfolio will pursue the SA JPMorgan Diversified Balanced Portfolio’s investment objective.

Principal Investment Strategies. The SA PGI Asset Allocation Portfolio’s principal investment strategy is to invest in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments. The SA PGI Asset Allocation Portfolio will principally invest in equity securities, including common stocks; convertible securities; warrants and rights; fixed income securities, including U.S. Government securities, investment grade corporate bonds, preferred stocks, junk bonds (up to 25% of fixed income investments), senior securities and pass-through securities; real estate investment trusts (“REITs”); registered investment companies; and foreign securities, including depositary receipts and emerging market issues. Asset allocation views may be expressed through equity securities, fixed income securities, money market instruments and other assets.

The SA JPMorgan Diversified Balanced Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of various types of equity and fixed income investments, with at least 25% of the Portfolio’s assets invested in fixed income securities, and with at least 25% of the Portfolio’s assets invested in equity securities. The SA JPMorgan Diversified Balanced Portfolio’s assets are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class:

•	30%–75% U.S. equity securities, including small–, medium– and large-cap securities

•	0%–35% foreign equity securities

•	25%–50% U.S. and foreign fixed income securities

Equity securities that the SA JPMorgan Diversified Balanced Portfolio primarily invests in include common stock and convertible securities of U.S. and foreign companies, each of any market capitalization. As part of its overall investment strategy, the subadviser makes allocations to various underlying equity strategies in order to gain exposure to certain asset classes and markets. The underlying strategies may use a number of different approaches to select individual securities, including fundamental research and quantitative based strategies.

The fixed income portion of the SA JPMorgan Diversified Balanced Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities the SA JPMorgan Diversified Balanced Portfolio primarily invests in include corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities (including to-be-announced and commercial mortgage-backed securities), forward commitments to purchase or sell short mortgage-backed securities, U.S. and foreign government securities, and high-yield debt securities (junk bonds) (up to 15% of net assets). The fixed income securities are rated at the time of purchase by a nationally recognized statistical rating organization or, if unrated, are deemed by the SA JPMorgan Diversified Balanced Portfolio’s subadviser to be of comparable quality. The SA JPMorgan Diversified Balanced Portfolio may invest in fixed income securities of any average weighted maturity or duration.

The SA JPMorgan Diversified Balanced Portfolio uses an active trading strategy to achieve its objective.

The SA JPMorgan Diversified Balanced Portfolio may also invest in derivatives, including options and futures. The SA JPMorgan Diversified Balanced Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to manage and hedge interest rate risk, to lengthen or shorten the duration of fixed income investments, or to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively. The SA JPMorgan Diversified Balanced Portfolio may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.

Although the SA JPMorgan Diversified Balanced Portfolio will generally maintain its assets within the allocation above, the Portfolio may hold cash or cash equivalents for various purposes including in connection with segregation for derivatives transaction, as collateral for derivatives transactions or for temporary defensive purposes. The cash and cash equivalents allocation may cause temporary deviation from the allocation ranges indicated due to redemptions in the SA JPMorgan Diversified Balanced Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

Each Portfolio’s principal investment strategies may be changed without shareholder approval.

The Combined Portfolio’s principal investment strategies will be those of the SA JPMorgan Diversified Balanced Portfolio.

Comparison. One principal difference between the Portfolios is that the SA JPMorgan Diversified Balanced Portfolio invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. Its assets also are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class: 30%-75% in U.S. equity securities, including small-, medium- and large-cap securities, 0%-35% in foreign equity securities and 25%-50% in U.S. and foreign fixed income securities. The SA PGI Asset Allocation Portfolio does not have such asset allocation requirements. In addition, the SA JPMorgan Diversified Balanced Portfolio uses an active trading strategy to achieve its objective.

Another principal difference is that the SA JPMorgan Diversified Balanced Portfolio may invest in derivatives, including options and futures. The SA PGI Asset Allocation Portfolio does not have a comparable strategy. In addition, while the SA PGI Asset Allocation Portfolio may invest up to 25% of its fixed income investments in junk bonds, the SA JPMorgan Diversified Balanced Portfolio may invest up to 15% of its net assets in junk bonds.

While the SA PGI Asset Allocation Portfolio and the SA JPMorgan Diversified Balanced Portfolio have certain differences in strategies, the Portfolios utilize certain compatible investment strategies to achieve their respective investment objectives. Both the SA PGI Asset Allocation Portfolio and the SA JPMorgan Diversified Balanced Portfolio invest in a diversified portfolio that may include equity securities, fixed income securities and money market instruments.

For a discussion of the principal and other investment risks associated with an investment in the JPMorgan Diversified Balanced Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

SunAmerica has reviewed the portfolio holdings of the SA PGI Asset Allocation Portfolio. SunAmerica anticipates, based on this review, the disposition of a significant portion of the SA PGI Asset Allocation Portfolio’s holdings (approximately 63%), in connection its Reorganization, most of which SunAmerica anticipates completing following the closing of the Reorganization. The extent of these anticipated sales is primarily due to the differences in the principal investment strategies employed by the two Portfolios. To the extent any disposition occurs prior to its

Reorganization, the SA PGI Asset Allocation Portfolio may deviate from its principal investment strategies and shareholders of the SA PGI Asset Allocation Portfolio will bear the transaction costs associated with the realignment of the portfolio. To the extent that disposition occurs following its Reorganization, the transaction costs associated with the disposition of the SA PGI Asset Allocation Portfolio’s securities in the realigning of the Combined Portfolio will be borne by shareholders of the Combined Portfolio. SunAmerica anticipates estimated transaction costs of approximately $109,331 ($0.005 per share of the Combined Portfolio) will be incurred associated with realigning the portfolio holdings of the SA PGI Asset Allocation Portfolio in connection with its Reorganization.

Some of the similarities and differences of the principal and other significant investment and strategies of the Portfolios are described in the chart below.

SA PGI Asset Allocation Portfolio	SA JPMorgan Diversified Balanced Portfolio

•   The Portfolio’s principal investment strategy is to invest in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

• The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of various types of equity and fixed income investments.
• The Portfolio does not have a comparable strategy.

•   The Portfolio invests least 25% of the Portfolio’s assets invested in fixed income securities, and with at least 25% of the Portfolio’s assets invested in equity securities. The Portfolio’s assets are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class: 30%–75% U.S. equity securities, including small–, medium– and large-cap securities; 0%–35% foreign equity securities; 25%–50% U.S. and foreign fixed income securities.

•   The Portfolio will principally invest in equity securities, including common stocks; convertible securities; warrants and rights; fixed income securities, including U.S. Government securities, investment grade corporate bonds, preferred stocks, junk bonds (up to 25% of fixed income investments), senior securities and pass-through securities; real estate investment trusts (“REITs”); registered investment companies; and foreign securities, including depositary receipts and emerging market issues.

•   Equity securities that the Portfolio primarily invests in include common stock and convertible securities of U.S. and foreign companies, each of any market capitalization.

•   Fixed income securities the Portfolio primarily invests in include corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities (including to-be-announced and commercial mortgage-backed securities), forward commitments to purchase or sell short mortgage-backed securities, U.S. and foreign government securities, and high-yield debt securities (junk bonds) (up to 15% of net assets).

• The Portfolio does not have a comparable strategy.

•   The subadviser makes allocations to various underlying equity strategies in order to gain exposure to certain asset classes and markets. The underlying strategies may use a number of different approaches to select individual securities, including fundamental research and quantitative based strategies.

•   The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors.

SA PGI Asset Allocation Portfolio	SA JPMorgan Diversified Balanced Portfolio
• The Portfolio does not have a comparable strategy.

•   The fixed income securities are rated at the time of purchase by a nationally recognized statistical rating organization or, if unrated, are deemed by the Portfolio’s subadviser to be of comparable quality. The Portfolio may invest in fixed income securities of any average weighted maturity or duration.

• The Portfolio does not have a comparable strategy.	• The Portfolio uses an active trading strategy to achieve its objective.
• The Portfolio does not have a comparable strategy.

•   The Portfolio may also invest in derivatives, including options and futures, for hedging and non-hedging purposes.

•   The Portfolio may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.

• The Portfolio does not have a comparable strategy.

•   The Portfolio may hold cash or cash equivalents for various purposes including in connection with segregation for derivatives transaction, as collateral for derivatives transactions or for temporary defensive purposes.

• The Portfolio is diversified.	• The Portfolio is diversified.

Comparison of the Target SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Government and Quality Bond Portfolio

Investment Objectives. The investment objectives of the Target SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Government and Quality Bond Portfolio are identical. Each Portfolio seeks relatively high current income, liquidity and security of principal. Each of the Target SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Government and Quality Bond Portfolio’s investment objective may be changed without shareholder approval. The Combined Portfolio will pursue the Acquiring SA Wellington Government and Quality Bond Portfolio’s investment objective.

Principal Investment Strategies. Each Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA– or better by S&P or Aa3 or better by Moody’s or its equivalent by any other NRSRO). Each Portfolio will principally invest in fixed income securities, including U.S. Government securities, mortgage-backed securities, asset-backed securities, and high quality bonds. Corporate bonds rated lower than AA– by S&P but not lower than A– (or lower than Aa3 by Moody’s but not lower than A3), or its equivalent by another NRSRO, may comprise up to 20% of each Portfolio’s net assets. Each Portfolio may use an active trading strategy to achieve its objective.

Each Portfolio’s principal investment strategies may be changed without shareholder approval, although investors for both Portfolios will be given at least 60 days’ written notice in advance of any change to the Portfolios’ 80% investment policy.

Comparison. The investment objective and principal investment strategies of each of the Target SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Government and Quality Bond Portfolio are identical.

For a discussion of the principal and other investment risks associated with an investment in the Acquiring SA Wellington Government and Quality Bond Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

The portfolio managers of the Acquiring SA Wellington Government and Quality Bond Portfolio do not anticipate disposing of, or requesting the disposition of, any of the holdings of the Target SA Wellington Government and Quality Bond Portfolio in preparation for, or as a result of, the Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs, if any, are anticipated to be incurred in restructuring the portfolio holdings of the Target SA Wellington Government and Quality Bond Portfolio in connection with the Reorganization.

Comparison of the Target SA Wellington Strategic Multi-Asset Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio

Investment Objectives. The investment objectives of the Target SA Wellington Strategic Multi-Asset Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio are identical. Each Portfolio seeks high long-term total investment return. Each of the Target SA Wellington Strategic Multi-Asset Portfolio’s and the Acquiring SA Wellington Strategic Multi-Asset Portfolio’s investment objective may be changed without shareholder approval. The Combined Portfolio will pursue the Acquiring SA Wellington Strategic Multi-Asset Portfolio’s investment objective.

Principal Investment Strategies. Each Portfolio’s principal investment strategy is to invest their assets among global equity and global fixed income securities to achieve total investment return. “Total investment return” is a measure of performance which combines all elements of return including income and capital appreciation. The portfolio will maintain approximately two-thirds of its assets in equity securities and one-third in fixed income securities.

Each Portfolio will principally invest in equity securities of large-, mid- and small-cap companies, convertible securities, and foreign equity securities. Each Portfolio will also principally invest in fixed income securities, including U.S. Government securities, foreign fixed income securities, emerging market securities, asset-backed and mortgage-backed securities, corporate bonds, high-yield, high-risk bonds (commonly referred to as “junk bonds”) and preferred stocks. Each Portfolio may also make short-term investments.

In addition, each Portfolio may invest in derivative instruments, such as currency forwards and interest rate futures to manage foreign currency, duration and yield curve positioning within the Portfolio. Each Portfolio may use an active trading strategy to achieve its objective.

Each Portfolio’s principal investment strategies may be changed without shareholder approval.

Comparison. The investment objective and principal investment strategies of each of the Target SA Wellington Strategic Multi-Asset Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio are identical.

For a discussion of the principal and other investment risks associated with an investment in the Acquiring SA Wellington Strategic Multi-Asset Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

The portfolio managers of the Acquiring SA Wellington Strategic Multi-Asset Portfolio do not anticipate disposing of, or requesting the disposition of, any of the holdings of the Target SA Wellington Strategic Multi-Asset Portfolio in preparation for, or as a result of, the Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs, if any, are anticipated to be incurred in restructuring the portfolio holdings of the Target SA Wellington Strategic Multi-Asset Portfolio in connection with the Reorganization.

Comparison of the SA WellsCap Aggressive Growth Portfolio and SA JPMorgan Mid-Cap Growth Portfolio

Investment Objectives. The investment objective of the SA WellsCap Aggressive Growth Portfolio is capital appreciation, while the investment objective of the SA JPMorgan Mid-Cap Growth Portfolio is long-term growth of capital. Each of the SA WellsCap Aggressive Growth Portfolio’s and the SA JPMorgan Mid-Cap Growth Portfolio’s investment objective may be changed without shareholder approval. The Combined Portfolio will pursue the SA JPMorgan Mid-Cap Growth Portfolio’s investment objective.

Principal Investment Strategies. The SA WellsCap Aggressive Growth Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies. The SA WellsCap Aggressive Growth Portfolio invests principally in equity securities of small- and mid-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

The SA JPMorgan Mid-Cap Growth Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period.

The SA WellsCap Aggressive Growth Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities and ADRs. The SA JPMorgan Mid-Cap Growth Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The SA JPMorgan Mid-Cap Growth Portfolio may invest in fixed income securities, principally corporate securities.

The SA WellsCap Aggressive Growth Portfolio’s subadviser distinctly differentiates its investment process through the following five main tenets:

•	Research designed to “Surround the Company” — The team employs a rigorous bottom-up research process to develop and validate an investment thesis.
•

Research companies across the market cap spectrum to develop unique fundamental insights — Although the investment team manages all-cap, large-cap, mid-cap, and small- to mid-cap strategies, the team invests primarily in small- to mid-cap company stocks within this particular strategy.

•	Analysis of current balance sheet to understand future earnings — Financial analysis focuses equally on a company’s income statement and its balance sheet.
•	Disciplined management of valuation targets — The team establishes near-term and long-term price targets for each holding in the portfolio.
•

Construct a portfolio to balance return vs. risk — The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.

In managing the SA JPMorgan Mid-Cap Growth Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the SA JPMorgan Mid-Cap Growth Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The SA JPMorgan Mid-Cap Growth Portfolio’s subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

Each Portfolio’s principal investment strategies may be changed without shareholder approval, although investors for the SA JPMorgan Mid-Cap Growth Portfolio will be given at least 60 days’ written notice in advance of any change to the Portfolio’s 80% investment policy.

The Combined Portfolio’s principal investment strategies will be those of the SA JPMorgan Mid-Cap Growth Portfolio.

Comparison. One principal difference between the Portfolios is that the SA JPMorgan Mid-Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities, while the SA WellsCap Aggressive Growth Portfolio does not have such a restriction. In addition, while the SA WellsCap Aggressive Growth Portfolio invests in both small- and mid-capitalization companies, the SA JPMorgan Mid-Cap Growth Portfolio invests in medium-sized companies.

Another difference is that while the SA JPMorgan Mid-Cap Growth Portfolio may invest in fixed income securities, the SA WellsCap Aggressive Growth Portfolio does not have a comparable principal investment strategy.

While the SA WellsCap Aggressive Growth Portfolio and the SA JPMorgan Mid-Cap Growth Portfolio have certain differences in strategies, the Portfolios utilize certain compatible investment strategies to achieve their respective investment objectives. Both Portfolios invest in equity securities, including common and preferred stock, of mid-capitalization companies that offer the potential for capital growth. The SA WellsCap Aggressive Growth Portfolio may invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities and ADRs. Similarly, SA JPMorgan Mid-Cap Growth Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets.

For a discussion of the principal and other investment risks associated with an investment in the SA JPMorgan Mid-Cap Growth Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

SunAmerica has reviewed the portfolio holdings of the SA WellsCap Aggressive Growth Portfolio. SunAmerica anticipates, based on this review, the disposition of a substantial portion (approximately 85%) of the SA WellsCap Aggressive Growth Portfolio’s holdings in connection with the applicable Reorganization, most of which SunAmerica anticipates completing following the closing of the applicable Reorganization. The extent of these anticipated sales is primarily due to the differences in the principal investment strategies employed by the two Portfolios. To the extent the disposition occurs prior to the applicable Reorganization, during this period, the SA WellsCap Aggressive Growth Portfolio may deviate from its principal investment strategies. The resulting transaction costs of any restructuring occurring prior to the applicable Reorganization will be borne by the shareholders of the SA WellsCap Aggressive Growth Portfolio, and to the extent it occurs following the applicable Reorganization, the transaction costs will be borne by shareholders of the Combined Portfolio. SunAmerica anticipates estimated transaction costs of approximately $85,252 ($0.003 per share of the Combined Portfolio) will be incurred with restructuring the portfolio holdings of the SA WellsCap Aggressive Growth Portfolio in connection with the applicable Reorganization.

Some of the similarities and differences of the principal and other significant investment and strategies of the Portfolios are described in the chart below.

SA WellsCap Aggressive Growth Portfolio	SA JPMorgan Mid-Cap Growth Portfolio
• The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.	• The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities).
• The Portfolio does not have a comparable strategy.	• The Portfolio may invest in fixed income securities, principally corporate securities.
• The Portfolio invests principally in equity securities of small- and mid-capitalization companies.	• The Portfolio invests in medium-sized companies.
• The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities and ADRs.	• The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets.

SA WellsCap Aggressive Growth Portfolio	SA JPMorgan Mid-Cap Growth Portfolio

•   The Portfolio invests in equity securities that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

•   The Portfolio’s subadviser uses the following in its investment process: Rigorous bottom-up research processes to develop and validate an investment thesis; research companies across the market cap spectrum to develop unique fundamental insights; analysis of current balance sheet to understand future earnings; disciplined management of valuation targets; construction of a portfolio to balance return vs. risk.

•   In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection.

•   Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

•   The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

•   The subadviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

• The Portfolio is diversified.	• The Portfolio is diversified.

Additional Information About each Acquiring Portfolio’s Investment Strategies. From time to time, the Acquiring Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on an Acquiring Portfolio’s investments in money market securities for temporary defensive purposes. If an Acquiring Portfolio takes such a temporary defensive position, it may not achieve its investment goal.

In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Acquiring Portfolios may invest in limited instances, which are not described in this Combined Prospectus/Proxy Statement. These securities and investment practices are listed in the SAST SAIs.

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in an Acquiring Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Acquiring Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment objective and strategies for each Acquiring Portfolio are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to an Acquiring Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.

SA JPMorgan Diversified Balanced Portfolio

The SA JPMorgan Diversified Balanced Portfolio may invest a portion of its assets in other investment companies that invest in equity and/or fixed income securities, including investment companies affiliated with the Portfolio’s subadviser. The Portfolio may also invest in emerging markets debt; emerging markets equities; illiquid investments (up to 15% of assets); and it may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Cybersecurity Risk
•	Emerging Markets Risk
•	Foreign Sovereign Debt Risk
•	Illiquidity Risk
•	Investment Company Risk

SA JPMorgan Mid-Cap Growth Portfolio

The SA JPMorgan Mid-Cap Growth Portfolio may also invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and PIK bonds; roll transactions; variable and floating rate obligations; when-issued and delayed delivery transactions; options and futures; forward commitments; registered investment companies; REITs up to 10% of total assets; and high-yield debt securities (“junk bonds”) up to 10% of net assets. Additional risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk
•	Credit Quality Risk
•	Cybersecurity Risk
•	Derivatives Risk
•	Investment Company Risk
•	Real Estate Industry Risk
•	REIT Risk
•	Risk of Investing in Junk Bonds
•	Roll Transactions Risk
•	U.S. Government Obligations Risk
•	Warrants and Rights Risk
•	When-Issued and Delayed Delivery Transactions Risk
•	Zero-Coupon Bond Risk

Acquiring SA Wellington Capital Appreciation Portfolio

The Acquiring SA Wellington Capital Appreciation Portfolio may also invest in currency transactions; emerging markets securities; illiquid investments, including private placements (up to 10%); forward commitments; when-issued/delayed delivery transactions; special situations; forward contracts; ETFs; options, rights and warrants; and convertible securities (up to 20%). Additional risks that the Portfolio may be subject to include:

•	Convertible Security Risk
•	Currency Volatility Risk
•	Cybersecurity Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	ETF Risk
•	Growth Stock Risk
•	Hedging Risk
•	Illiquidity Risk
•	Settlement Risk
•	Warrants and Rights Risk
•	When-Issued and Delayed Delivery Transactions Risk

Acquiring SA Wellington Government and Quality Bond Portfolio

The Acquiring SA Wellington Government and Quality Bond Portfolio may also invest in convertible securities; credit default swaps, including credit default swaps on indices (up to 10%); interest rate swaps, caps, floors and collars (up to 10%); total return swaps (up to 10%); illiquid investments (up to 10%); forward commitments and when-issued/delayed delivery transactions; municipal bonds (up to 10%); zero coupon bonds; foreign securities; emerging market securities; futures; special situations; and rights and warrants. Additional risks that the Portfolio may be subject to include:

•	Convertible Security Risk
•	Counterparty Risk
•	Credit Default Swap Risk
•	Cybersecurity Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Prepayment Risk
•	Settlement Risk
•	Warrants and Rights Risk
•	When-Issued and Delayed Delivery Transactions Risk

Acquiring SA Wellington Strategic Multi-Asset Portfolio

The Acquiring SA Wellington Strategic Multi-Asset Portfolio may also borrow for temporary or emergency purposes (up to 10%); invest in depositary receipts; invest in equity index futures; invest in credit default swaps, including credit default swaps on indices (up to 10%); ETFs; options; forward contracts; forward commitments; special situations; illiquid investments (up to 10%); and when-issued/delayed delivery transactions. Additional risks that the Portfolio may be subject to include:

•	Counterparty Risk
•	Credit Default Swap Risk
•	Cybersecurity Risk
•	Depositary Receipts Risk
•	ETF Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Investment Company Risk
•	Prepayment Risk
•	Settlement Risk
•	When-Issued and Delayed Delivery Transactions Risk

Below is additional information about the Acquiring Portfolios’ principal and non-principal investments identified above.

Acquiring Portfolio(s)	Principal and Non-Principal Investments
SA Wellington Government and Quality Bond Portfolio SA Wellington Strategic Multi- Asset Portfolio

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Acquiring Portfolio(s)	Principal and Non-Principal Investments
SA JPMorgan Diversified Balanced Portfolio SA Wellington Capital Appreciation Portfolio SA Wellington Strategic Multi-Asset Portfolio

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

All Acquiring Portfolios

Defensive investments include high-quality, fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions or when necessary or advisable to maintain a cash position. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

All Acquiring Portfolios

A derivative is a financial instrument, such as a forward, futures contract or swap, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or an index.

All Acquiring Portfolios	An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. See definition of “Foreign securities” for additional information.
All Acquiring Portfolios

Equity securities such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•  Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. A convertible security is only considered an equity security if the exercise price of the convertible security is less than the fair market value of the security issuable upon conversion of such convertible security.

•  Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•  Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

SA Wellington Capital Appreciation Portfolio SA Wellington Strategic Multi-Asset Portfolio

ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively-managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. A Portfolio’s ability to invest in ETFs is limited by the 1940 Act.

Acquiring Portfolio(s)	Principal and Non-Principal Investments
SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio SA Wellington Government Quality and Bond Portfolio SA Wellington Strategic Multi-Asset Portfolio

Fixed income securities are broadly classified as securities that provide for periodic payments, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•  Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

•  Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•  An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by SunAmerica or the subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB-” or above by S&P or Fitch, or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by SunAmerica or the subadviser.

•  A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•  Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holder.

•  Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•  U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they are expected

Acquiring Portfolio(s)	Principal and Non-Principal Investments

to be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•  Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

All Acquiring Portfolios

Foreign securities are issued by (i) foreign governments or their agencies and instrumentalities, and (ii) companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue or profits from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country. Foreign securities include, but are not limited to, foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, ADRs or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts and Global Depositary Receipts. A Portfolio’s investments in foreign securities may also include securities from emerging market issuers.

SA Wellington Government and Quality Bond Portfolio	“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.
SA JPMorgan Diversified Balanced Portfolio SA Wellington Capital Appreciation Portfolio SA Wellington Government and Quality Bond Portfolio SA Wellington Strategic Multi-Asset Portfolio

Illiquid Investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

SA Wellington Government and Quality Bond Portfolio	Income is interest payments from bonds or dividends from stocks.
SA Wellington Government and Quality Bond Portfolio

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified

Acquiring Portfolio(s)	Principal and Non-Principal Investments

index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio SA Wellington Capital Appreciation Portfolio SA Wellington Strategic Multi-Asset Portfolio

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio or underlying portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios, except as noted in a Portfolio’s Summary:

•  Large-Cap companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of February 28, 2021, the market capitalization range of the companies in the Russell 1000® Index was between approximately $749.31 million to $2,073.85 billion.

•  Mid-Cap companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of February 28, 2021, the market capitalization range of the companies in the Russell Midcap® Index was $749.31 million to $61.29 billion.

•  Small-Cap companies will include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of February 28, 2021, the market capitalization range of the companies in the Russell 2000® Index was $43.90 million to $23.47 billion.

All Acquiring Portfolios	“Net asset” takes into account borrowings for investment purposes.
SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio SA Wellington Capital Appreciation Portfolio SA Wellington Strategic Multi-Asset Portfolio

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

SA JPMorgan Diversified Balanced Portfolio	Registered investment companies are investments by a Portfolio in other investment companies, including ETFs, which are registered in accordance with the federal securities laws.

Acquiring Portfolio(s)	Principal and Non-Principal Investments
SA JPMorgan Mid-Cap Growth Portfolio SA Wellington Capital Appreciation Portfolio SA Wellington Strategic Multi-Asset Portfolio
SA JPMorgan Mid-Cap Growth Portfolio

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT.

SA JPMorgan Mid-Cap Growth Portfolio

Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SA JPMorgan Diversified Balanced Portfolio

Short sales involve the selling of a security which a Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, a Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. A Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. When a Portfolio sells futures contracts, it is exposed to the risks associated with short sales, including sudden and unlimited losses. Certain Portfolios are not required to make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

All Acquiring Portfolios

Short-term investments. Short-term investments include money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

SA Wellington Capital Appreciation Portfolio SA Wellington Government and Quality Bond Portfolio SA Wellington Strategic Multi-Asset Portfolio

A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

SA JPMorgan Diversified Balanced Portfolio	Total return is a measure of performance which combines all elements of return including income and capital gain or loss.
SA Wellington Government and Quality Bond Portfolio

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

SA JPMorgan Mid-Cap Growth Portfolio

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of a Portfolio on short notice at par plus accrued interest, which amount may be more or

Acquiring Portfolio(s)	Principal and Non-Principal Investments

less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by a Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

SA JPMorgan Mid-Cap Growth Portfolio SA Wellington Capital Appreciation Portfolio SA Wellington Government and Quality Bond Portfolio SA Wellington Strategic Multi-Asset Portfolio

When-issued securities, delayed delivery and forward commitment transactions. A Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. A Portfolio may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date.

Fees and Expenses

If a Reorganization is approved and completed, holders of Target Portfolio Class 1 shares will receive the corresponding Acquiring Portfolio Class 1 shares, holders of Target Portfolio Class 2 shares will receive the corresponding Acquiring Portfolio Class 2 shares and holders of Target Portfolio Class 3 shares will receive the corresponding Acquiring Portfolio Class 3 shares.

Fee Tables (unaudited)

Fee Table of Target SA Wellington Capital Appreciation Portfolio, Acquiring SA Wellington Capital Appreciation Portfolio and the Pro Forma Combined Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolios. The Portfolios’ annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which the Portfolios are offered. The percentages presented in the fee table for the Target SA Wellington Capital Appreciation Portfolio are based on fees and expenses attributable to each class of shares incurred during the 12-month period ended December 31, 2020. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio for the 12-month period ended December 31, 2020, assuming the Reorganization had taken place at the beginning of the fiscal year. Since the Acquiring SA Wellington Capital Appreciation Portfolio will not commence operations until one or more Reorganizations involving the Acquiring SA Wellington Capital Appreciation Portfolio are completed, only pro forma fee and expense information is provided for the Combined Portfolio. Future fees and expenses may be greater or less than those indicated below.

Actual	Pro Forma	Actual	Pro Forma	Actual	Pro Forma
Target SA Wellington Capital	Combined Portfolio*	Target SA Wellington Capital	Combined Portfolio*	Target SA Wellington Capital	Combined Portfolio*

	Appreciation Portfolio		Appreciation Portfolio		Appreciation Portfolio
	Class 1	Class 1	Class 2	Class 2	Class 3	Class 3
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	None	0.15%	0.15%	0.25%	0.25%
Other Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.74%	0.74%	0.89%	0.89%	0.99%	0.99%

* Pro Forma Combined Portfolio assumes the Reorganization of only the Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio.

Fee Table of SA Columbia Technology Portfolio, Target SA Wellington Capital Appreciation Portfolio, Acquiring SA Wellington Capital Appreciation Portfolio and the Pro Forma Combined Portfolio

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolios. The Portfolios’ annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which the Portfolios are offered. The percentages presented in the fee tables for each Target Portfolio are based on fees and expenses attributable to each class of shares incurred during the 12-month period ended December 31, 2020. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio for the 12-month period ended December 31, 2020, assuming the Reorganization had taken place at the beginning of the fiscal year. Since the Acquiring SA Wellington Capital Appreciation Portfolio will not commence operations until one or more of the Reorganizations involving the Acquiring SA Wellington Capital Appreciation Portfolio are completed, only pro forma fee and expense information is provided for the Combined Portfolio. Future fees and expenses may be greater or less than those indicated below.

	Actual		Pro Forma
	SA Columbia Technology Portfolio	Target SA Wellington Capital Appreciation Portfolio	Combined Portfolio*
	Class 1	Class 1	Class 1
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.70%	0.70%
Service (12b-1) Fees	None	None	None

Other Expenses	0.13%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.13%	0.74%	0.74%

	Actual		Pro Forma
	SA Columbia Technology Portfolio	Target SA Wellington Capital Appreciation Portfolio	Combined Portfolio*
	Class 2	Class 2	Class 2
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.70%	0.70%
Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.13%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.28%	0.89%	0.89%

	Actual		Pro Forma
	SA Columbia Technology Portfolio	Target SA Wellington Capital Appreciation Portfolio	Combined Portfolio*
	Class 3	Class 3	Class 3
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.70%	0.70%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.38%	0.99%	0.99%

* Pro Forma Combined Portfolio assumes the Reorganization of each of the SA Columbia Technology Portfolio and the Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio.

Fee Table of SA PGI Asset Allocation Portfolio, SA JPMorgan Diversified Balanced Portfolio and the Pro Forma Combined Portfolio

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolios. The Portfolios’ annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which the Portfolios are offered. The percentages presented in the fee tables are based on fees and expenses attributable to each class of shares incurred during the 12-month period ended December 31, 2020 for the SA PGI Asset Allocation Portfolio and January 31, 2021 for the SA JPMorgan Diversified Balanced Portfolio and estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio for the 12-month period ended January 31, 2021, assuming the Reorganization had taken place at the beginning of the 12-month period. Future fees and expenses may be greater or less than those indicated below.

Actual		Pro Forma	Actual		Pro Forma
SA PGI Asset Allocation Portfolio	SA JPMorgan Diversified	Combined Portfolio	SA PGI Asset Allocation Portfolio	SA JPMorgan Diversified	Combined Portfolio

		Balanced Portfolio			Balanced Portfolio
	Class 1	Class 1	Class 1	Class 2	Class 2	Class 2
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%	0.64%	0.61%	0.68%	0.64%	0.61%
Service (12b-1) Fees	None	None	None	0.15%	0.15%	0.15%
Other Expenses	0.13%	0.21%	0.15%	0.13%	0.21%	0.15%
Acquired Fund Fees and Expenses	0.02%	0.07%[1]	0.07%	0.02%	0.07%[1]	0.07%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	0.83%[1]	0.92%[1]	0.83%[1]	0.98%[1]	1.07%[1]	0.98%[1]
Fee Waivers and/or Expense Reimbursements	-	-	-[2]	-	-	-[2]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.83%[1]	0.92%[1]	0.83%[1,2]	0.98%[1]	1.07%[1]	0.98%[1,2]

	Actual		Pro Forma
	SA PGI Asset Allocation Portfolio	SA JPMorgan Diversified Balanced Portfolio	Combined Portfolio
	Class 3	Class 3	Class 3
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%	0.64%	0.61%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.21%	0.15%
Acquired Fund Fees and Expenses	0.02%	0.07%[1]	0.07%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.08%[1]	1.17%[1]	1.08%[1]
Fee Waivers and/or Expense Reimbursements	-	-	-[2]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08%[1]	1.17%[1]	1.08%[1,2]

[1]

The Total Annual Portfolio Operating Expenses for the Portfolio do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Portfolio’s annual report, which reflects the operating expenses of each class and does not include Acquired Fund Fees and Expenses.

[2]

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of the Combined Portfolio effective upon the Reorganization until April 30, 2023, so that the Portfolio’s Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 0.83% for Class 1 shares, 0.98% for Class 2 shares and 1.08% for Class 3 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired portfolio fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of the Trust on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio under the Expense Limitation Agreement are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2023 only with the approval of the Board of Trustees of SAST, including a majority of the Independent Trustees.

Fee Table of the Target SA Wellington Government and Quality Bond Portfolio and the Pro Forma Combined Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolios. The Portfolios’ annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which the Portfolios are offered. The percentages presented in the fee table for the Target SA Wellington Government and Quality Bond Portfolio are based on fees and expenses attributable to each class of shares incurred during the 12-month period ended December 31, 2020. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio for the 12-month period ended December 31, 2020, assuming the Reorganization had taken place at the beginning of the fiscal year. Since the Acquiring SA Wellington Government and Quality Bond Portfolio will not commence operations until the Reorganization is complete, only pro forma fee and expense information is provided for the Combined Portfolio. Future fees and expenses may be greater or less than those indicated below.

	Actual	Pro Forma	Actual	Pro Forma	Actual	Pro Forma
	Target SA Wellington Government and Quality Bond Portfolio	Combined Portfolio	Target SA Wellington Government and Quality Bond Portfolio	Combined Portfolio	Target SA Wellington Government and Quality Bond Portfolio	Combined Portfolio
	Class 1	Class 1	Class 2	Class 2	Class 3	Class 3
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%

Service (12b-1) Fees	None	None	0.15%	0.15%	0.25%	0.25%
Other Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.57%	0.57%	0.72%	0.72%	0.82%	0.82%

Fee Table of the Target SA Wellington Strategic Multi-Asset Portfolio and the Pro Forma Combined Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolios. The Portfolios’ annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which the Portfolios are offered. The percentages presented in the fee table for the Target SA Wellington Strategic Multi-Asset Portfolio are based on fees and expenses attributable to each class of shares incurred during the 12-month period ended December 31, 2020. The percentages presented in the fee table for the Pro Forma Combined Portfolio are based on estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio for the 12-month period ended December 31, 2020, assuming the Reorganization had taken place at the beginning of the fiscal year. Since the Acquiring SA Wellington Strategic Multi-Asset Portfolio will not commence operations until the Reorganization is complete, only pro forma fee and expense information is provided for the Combined Portfolio. Future fees and expenses may be greater or less than those indicated below.

	Actual	Pro Forma	Actual	Pro Forma
	Target SA Wellington Strategic Multi- Asset Portfolio	Combined Portfolio	Target SA Wellington Strategic Multi- Asset Portfolio	Combined Portfolio
	Class 1	Class 1	Class 3	Class 3
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.30%	1.30%	1.55%	1.55%
Fee Waivers and/or Expense Reimbursements	0.44%[1]	0.44%[2]	0.44%[1]	0.44%[2]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.86%[1]	0.86%[2]	1.11%[1]	1.11%[2]

[1]

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of the Target SA Wellington Strategic Multi-Asset Portfolio until April 30, 2022, so that the Portfolio’s Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 0.86% for Class 1 shares and 1.11% for Class 3 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired portfolio fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of Anchor Series Trust’s business on behalf of the Target Wellington Strategic Multi-Asset Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Target Wellington Strategic Multi-Asset Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This Agreement may be terminated prior to April 30, 2022 by the Board of Trustees of AST, including a majority of the Independent Trustees.

[2]

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of the Combined Portfolio until April 30, 2023, so that the Portfolio’s Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 0.86% for Class 1 shares and 1.11% for Class 3 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired portfolio fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of the Trust on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio under the Expense Limitation Agreement are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2023 only with the approval of the Board of Trustees of SAST, including a majority of the Independent Trustees.

Fee Table of SA WellsCap Aggressive Growth Portfolio, SA JPMorgan Mid-Cap Growth Portfolio and the Pro

Forma Combined Portfolio

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolios. The Portfolios’ annual operating expenses do not reflect the separate account fees charged in the Variable Contracts in which the Portfolios are offered. The percentages presented in the fee tables are based on fees and expenses attributable to each class of shares incurred during the 12-month period ended January 31, 2021 for the SA WellsCap Aggressive Growth Portfolio and January 31, 2021 for the SA JPMorgan Mid-Cap Growth Portfolio and estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Portfolio for the 12-month period ended January 31, 2021, assuming the Reorganization had taken place at the beginning of the 12-month period. Future fees and expenses may be greater or less than those indicated below.

	Actual		Pro Forma	Actual		Pro Forma
	SA WellsCap Aggressive Growth Portfolio	SA JPMorgan Mid-Cap Growth Portfolio	Combined Portfolio	SA WellsCap Aggressive Growth Portfolio	SA JPMorgan Mid-Cap Growth Portfolio	Combined Portfolio
	Class 1	Class 1	Class 1	Class 2	Class 2	Class 2
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.76%	0.76%[1]	0.72%	0.76%	0.76%[1]
Service (12b-1) Fees	None	None	None	0.15%	0.15%	0.15%
Other Expenses	0.07%	0.04%	0.04%	0.07%	0.04%	0.04%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	0.79%	0.80%	0.80%	0.94%	0.95%	0.95%

Fee Waivers and/or Expense Reimbursements	-	-	0.01[1,2]	-	-	0.01[1,2]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.79%	0.80%	0.79%[1,2]	0.94%	0.95%	0.94%[1,2]

	Actual		Pro Forma
	SA WellsCap Aggressive Growth Portfolio	SA JPMorgan Mid-Cap Growth Portfolio	Combined Portfolio
	Class 3	Class 3	Class 3
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.76%	0.76%[1]
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.07%	0.04%	0.04%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.04%	1.05%	1.05%[1]
Fee Waivers and/or Expense Reimbursements	-	-	0.01%[1,2]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.04%	1.05%	1.04%[1,2]

[1]

Pursuant to an Advisory Fee Waiver Agreement, effective upon the applicable Reorganization, the investment adviser, SunAmerica, is contractually obligated to waive a portion of its advisory fee so that the advisory fee payable by the Portfolio is equal to 0.79% to $100 million, 0.75% over $100 million to $500 million, and 0.73% over $500 million of the Portfolio’s daily net assets. This waiver agreement may be modified or discontinued prior to April 30, 2023 only with the approval of the Board of Trustees of SAST, including a majority of the Independent Trustees.

[2]

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of the Combined Portfolio effective upon the Reorganization until April 30, 2023, so that the Portfolio’s Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 0.79% for Class 1 shares, 0.94% for Class 2 shares and 1.04% for Class 3 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired portfolio fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of the Trust on behalf of the Combined Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Combined Portfolio under the Expense Limitation Agreement are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2023 only with the approval of the Board of Trustees of SAST, including a majority of the Independent Trustees.

EXAMPLES:

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and, if applicable, fee waivers remain in effect only for the period ending April 30, 2023. The Examples do not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Target SA Wellington Capital Appreciation Portfolio into Acquiring SA Wellington Capital Appreciation Portfolio

	1 Year	3 Years	5 Years	10 Years
Class 1
Target SA Wellington Capital Appreciation Portfolio	$76	$237	$411	$918
Pro Forma Combined Portfolio*	$76	$237	$411	$918
Class 2
Target SA Wellington Capital Appreciation Portfolio	$91	$284	$493	$1,096
Pro Forma Combined Portfolio*	$91	$284	$493	$1,096
Class 3
Target SA Wellington Capital Appreciation Portfolio	$101	$315	$547	$1,213
Pro Forma Combined Portfolio*	$101	$315	$547	$1,213

*            Pro Forma Combined Portfolio assumes the Reorganization of only the Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio.

SA Columbia Technology Portfolio and Target SA Wellington Capital Appreciation Portfolio into Acquiring SA Wellington Capital Appreciation Portfolio

	1 Year	3 Years	5 Years	10 Years
Class 1
SA Columbia Technology Portfolio	$115	$359	$622	$1,375
Target SA Wellington Capital Appreciation Portfolio	$76	$237	$411	$918
Pro Forma Combined Portfolio*	$76	$237	$411	$918
Class 2
SA Columbia Technology Portfolio	$130	$406	$702	$1,545
Target SA Wellington Capital Appreciation Portfolio	$91	$284	$493	$1,096
Pro Forma Combined Portfolio*	$91	$284	$493	$1,096
Class 3
SA Columbia Technology Portfolio	$140	$437	$755	$1,657
Target SA Wellington Capital Appreciation Portfolio	$101	$315	$547	$1,213
Pro Forma Combined Portfolio*	$101	$315	$547	$1,213

*            Pro Forma Combined Portfolio assumes the Reorganization of each of the SA Columbia Technology Portfolio and Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio.

SA PGI Asset Allocation Portfolio into SA JPMorgan Diversified Balanced Portfolio

	1 Year	3 Years	5 Years	10 Years
Class 1
SA PGI Asset Allocation Portfolio	$85	$265	$460	$1,025
SA JPMorgan Diversified Balanced Portfolio	$94	$293	$509	$1,131
Pro Forma Combined Portfolio	$85	$265	$460	$1,025
Class 2
SA PGI Asset Allocation Portfolio	$100	$312	$542	$1,201
SA JPMorgan Diversified Balanced Portfolio	$109	$340	$590	$1,306
Pro Forma Combined Portfolio	$100	$312	$542	$1,201

Class 3
SA PGI Asset Allocation Portfolio	$110	$343	$595	$1,317
SA JPMorgan Diversified Balanced Portfolio	$119	$372	$644	$1,420
Pro Forma Combined Portfolio	$110	$343	$595	$1,317

Target SA Wellington Government and Quality Bond Portfolio into Acquiring SA Wellington Government and Quality Bond Portfolio

	1 Year	3 Years	5 Years	10 Years
Class 1
Target SA Wellington Government and Quality Bond Portfolio	$58	$183	$318	$714
Pro Forma Combined Portfolio	$58	$183	$318	$714
Class 2
Target SA Wellington Government and Quality Bond Portfolio	$74	$230	$401	$894
Pro Forma Combined Portfolio	$74	$230	$401	$894
Class 3
Target SA Wellington Government and Quality Bond Portfolio	$84	$262	$455	$1,014
Pro Forma Combined Portfolio	$84	$262	$455	$1,014

Target SA Wellington Strategic Multi-Asset Portfolio into Acquiring SA Wellington Strategic Multi-Asset Portfolio

	1 Year	3 Years	5 Years	10 Years
Class 1
Target SA Wellington Strategic Multi-Asset Portfolio	$88	$369	$671	$1,529
Pro Forma Combined Portfolio	$88	$369	$671	$1,529
Class 3
Target SA Wellington Strategic Multi-Asset Portfolio	$113	$446	$803	$1,808
Pro Forma Combined Portfolio	$113	$446	$803	$1,808

SA WellsCap Aggressive Growth Portfolio into SA JPMorgan Mid-Cap Growth Portfolio

	1 Year	3 Years	5 Years	10 Years
Class 1
SA WellsCap Aggressive Growth Portfolio	$81	$252	$439	$978
SA JPMorgan Mid-Cap Growth Portfolio	$82	$255	$444	$990
Pro Forma Combined Portfolio	$81	$254	$443	$989
Class 2
SA WellsCap Aggressive Growth Portfolio	$96	$300	$520	$1,155
SA JPMorgan Mid-Cap Growth Portfolio	$97	$303	$525	$1,166
Pro Forma Combined Portfolio	$96	$302	$525	$1,165
Class 3
SA WellsCap Aggressive Growth Portfolio	$106	$331	$574	$1,271
SA JPMorgan Mid-Cap Growth Portfolio	$107	$334	$579	$1,283
Pro Forma Combined Portfolio	$106	$333	$578	$1,282

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During its most recent fiscal year, each Portfolio had the following portfolio turnover rate:

Portfolio	Rate
SA Columbia Technology Portfolio	50%
Target SA Wellington Capital Appreciation Portfolio	118%
Acquiring SA Wellington Capital Appreciation Portfolio*	—
SA PGI Asset Allocation Portfolio	32%
SA JPMorgan Diversified Balanced Portfolio	114%
Target SA Wellington Government and Quality Bond Portfolio	41%
Acquiring SA Wellington Government and Quality Bond Portfolio*	—
Target SA Wellington Strategic Multi-Asset Portfolio	105%
Acquiring SA Wellington Strategic Multi-Asset Portfolio*	—
SA WellsCap Aggressive Growth Portfolio	53%
SA JPMorgan Mid-Cap Growth Portfolio	64%

* The Portfolio is newly formed and has no portfolio turnover information; however, it is anticipated that the Portfolio’s portfolio turnover rate will likely be similar to that of the accounting survivor of its Reorganization.

Principal Investment Risks

Because of the substantially similar or identical investment objectives of the relevant Target Portfolio and the corresponding Acquiring Portfolio, the Portfolios are subject to similar principal investment risks associated with an investment in the relevant Portfolio. The principal risks of each Portfolio (including certain corresponding non-principal risks in the other Portfolio) are set out in the tables below. For more information on these risks, see “Comparison of the Portfolios—Risks of the Portfolios.”

SA Columbia Technology Portfolio and Acquiring SA Wellington Capital Appreciation Portfolio

	SA Columbia Technology Portfolio	Acquiring SA Wellington Capital Appreciation Portfolio
Principal Risks

•   Affiliated Fund Rebalancing Risk

•   Convertible Securities Risk

•   Currency Volatility Risk

•   Depositary Receipts Risk

•   Emerging Markets Risk

•   Equity Securities Risk

•   Foreign Investment Risk

•   Growth Stock Risk

•   Illiquidity Risk

•   Issuer Risk

•   Management Risk

•   Market Risk

•   Sector Risk

•   Small- and Mid-Cap Companies Risk

•   Technology Company Risk

•   Active Trading Risk

•   Convertible Securities Risk (non-principal)

•   Currency Volatility Risk (non-principal)

•   Depositary Receipts Risk

•   Emerging Markets Risk (non-principal)

•   Equity Securities Risk

•   Foreign Investment Risk

•   Growth Stock Risk

•   Illiquidity Risk (non-principal)

•   Issuer Risk

•   Large-Cap Companies Risk

•   Management Risk

•   Market Risk

•   Small- and Mid-Cap Companies Risk

Target SA Wellington Capital Appreciation Portfolio and Acquiring SA Wellington Capital Appreciation Portfolio

Target SA Wellington Capital Appreciation Portfolio	Acquiring SA Wellington Capital Appreciation Portfolio

Principal Risks

•   Active Trading Risk

•   Depositary Receipts Risk

•   Equity Securities Risk

•   Foreign Investment Risk

•   Growth Stock Risk

•   Issuer Risk

•   Large-Cap Companies Risk

•   Management Risk

•   Market Risk

•   Small- and Medium-Sized Companies Risk

•   Active Trading Risk

•   Depositary Receipts Risk

•   Equity Securities Risk

•   Foreign Investment Risk

•   Growth Stock Risk

•   Issuer Risk

•   Large-Cap Companies Risk

•   Management Risk

•   Market Risk

•   Small- and Mid-Cap Companies Risk

SA PGI Asset Allocation Portfolio and SA JPMorgan Diversified Balanced Portfolio

	SA PGI Asset Allocation Portfolio	SA JPMorgan Diversified Balanced Portfolio
Principal Risks

•   Convertible Securities Risk

•   Credit Risk

•   Currency Risk (non-principal risk)

•   Depositary Receipts Risk

•   Derivatives Risk (non-principal risk)

•   Emerging Markets Risk

•   Equity Securities Risk

•   Fixed Income Securities Risk

•   Foreign Investment Risk

•   Hedging Risk (non-principal)

•   Interest Rate Fluctuations Risk (non-principal risk)

•   Investment Company Risk

•   Issuer Risk

•   Management Risk

•   Market Risk

•   Mortgage- and Asset-Backed Securities Risk

•   Preferred Stock Risk

•   Real Estate Industry Risk

•   Risk of Investing in Junk Bonds

•   Settlement Risk (non-principal risk)

•   Small-Sized Companies Risk (non-principal risk)

•   U.S. Government Securities Risk

•   Warrants and Rights Risk

•   Active Trading Risk

•   Affiliated Fund Rebalancing Risk

•   Convertible Securities Risk

•   Counterparty Risk

•   Credit Quality Risk

•   Credit Risk

•   Currency Volatility Risk

•   Derivatives Risk

•   Emerging Markets Risk (non-principal)

•   Equity Securities Risk

•   Foreign Investment Risk

•   Hedging Risk

•   Interest Rate Fluctuations Risk

•   Investment Company Risk (non-principal)

•   Issuer Risk

•   Large-Cap Companies Risk

•   Management Risk

•   Market Risk

•   Mortgage- and Asset-Backed Securities Risk

•   Preferred Stock Risk

•   Quantitative Investing Risk

•   Risk of Investing in Bonds

•   Risk of Investing in Junk Bonds

•   Settlement Risk

•   Short Sales Risk

•   Small- and Mid-Cap Companies Risk

•   U.S. Government Obligations Risk

Target SA Wellington Government and Quality Bond Portfolio and Acquiring SA Wellington Government and Quality Bond Portfolio

Target SA Wellington Government and Quality Bond Portfolio	Acquiring SA Wellington Government and Quality Bond Portfolio

Principal Risks	• Active Trading Risk • Credit Risk • Fixed Income Securities Risk • Issuer Risk • Management Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk • U.S. Government Securities Risk	• Active Trading Risk • Credit Risk • Issuer Risk • Management Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk • Risk of Investing in Bonds • U.S. Government Obligations Risk

Target SA Wellington Strategic Multi-Asset Portfolio and Acquiring SA Wellington Strategic Multi-Asset Portfolio

	Target SA Wellington Strategic Multi- Asset Portfolio	Acquiring SA Wellington Strategic Multi-Asset Portfolio
Principal Risks

•  Active Trading Risk

•  Convertible Securities Risk

•  Credit Risk

•  Currency Transactions Risk

•  Currency Volatility Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Securities Risk

•  Fixed Income Securities Risk

•  Foreign Investment Risk

•  Hedging Risk

•  Issuer Risk

•  Large-Cap Companies Risk

•  Management Risk

•  Market Risk

•  Mortgage- and Asset-Backed Securities Risk

•  Preferred Stock Risk

•  Risks of Investing in Junk Bonds

•  Small- and Medium-Sized Companies Risk

•  U.S. Government Securities Risk

•  Active Trading Risk

•  Convertible Securities Risk

•  Credit Risk

•  Currency Transactions Risk

•  Currency Volatility Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Securities Risk

•  Foreign Investment Risk

•  Hedging Risk

•  Issuer Risk

•  Large-Cap Companies Risk

•  Management Risk

•  Market Risk

•  Mortgage- and Asset-Backed Securities Risk

•  Preferred Stock Risk

•  Risk of Investing in Bonds

•  Risks of Investing in Junk Bonds

•  Small- and Mid-Cap Companies Risk

•  U.S. Government Obligations Risk

SA WellsCap Aggressive Growth Portfolio and SA JPMorgan Mid-Cap Growth Portfolio

SA WellsCap Aggressive Growth Portfolio	SA JPMorgan Mid-Cap Growth Portfolio

Principal Risks

•  Affiliated Fund Rebalancing Risk

•  Depositary Receipts Risk

•  Equity Securities Risk

•  Growth Stock Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Preferred Stock Risk

•  Small- and Mid-Cap Companies Risk

•  Technology Company Risk

•  Affiliated Fund Rebalancing Risk

•  Convertible Securities Risk

•  Credit Quality Risk

•  Credit Risk

•  Emerging Markets Risk

•  Equity Securities Risk

•  Foreign Investment Risk

•  Growth Stock Risk

•  Interest Rate Fluctuations Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Mid-Cap Companies Risk

•  Preferred Stock Risk

•  Risk of Investing in Bonds

You will find additional descriptions of specific risks in the prospectuses and statements of additional information for the Portfolios.

As with any mutual fund, there can be no assurance that each Portfolio’s investment objective will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of your Portfolio goes down, you could lose money.

Federal Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If a Reorganization so qualifies, in general, none of the relevant Target Portfolio, the corresponding Acquiring Portfolio, or their respective Life Company Holders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization except for any gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Portfolio or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code of 1986, as amended (“Code”). As a condition to the closing of each Reorganization, SAST, on behalf of the Acquiring Portfolio, and the relevant Trust, on behalf of the relevant Target Portfolio, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

For more information about the U.S. federal income tax consequences of each Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Redemption and Valuation of Shares

Procedures for the purchase, redemption and valuation of shares of each Target Portfolio and the corresponding Acquiring Portfolio are identical.

COMPARISON OF THE PORTFOLIOS

Principal and Non-Principal Investment Risks

SA Columbia Technology Portfolio and Acquiring SA Wellington Capital Appreciation Portfolio

The Portfolios are subject to certain similar principal and non-principal risks associated with an investment in the relevant Portfolio. The principal and non-principal investment risks of each Portfolio are set out in the table below.

	SA Columbia Technology Portfolio	Acquiring SA Wellington Capital Appreciation Portfolio
Principal Risks

•  Affiliated Fund Rebalancing Risk

•  Convertible Securities Risk

•  Currency Volatility Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Securities Risk

•  Foreign Investment Risk

•  Growth Stock Risk

•  Illiquidity Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Sector Risk

•  Small- and Mid-Cap Companies Risk

•  Technology Company Risk

•  Active Trading Risk

•  Depositary Receipts Risk

•  Equity Securities Risk

•  Foreign Investment Risk

•  Growth Stock Risk

•  Issuer Risk

•  Large-Cap Companies Risk

•  Management Risk

•  Market Risk

•  Small- and Mid-Cap Companies Risk

Non-Principal Risks	• Counterparty Risk • Cybersecurity Risk • Derivatives Risk • Hedging Risk • Illiquidity Risk • IPO Investing Risk • Leverage Risk • Unseasoned Companies Risk

•  Convertible Securities Risk

•  Currency Volatility Risk

•  Cybersecurity Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  ETF Risk

•  Growth Stock Risk

•  Hedging Risk

•  Illiquidity Risk

•  Settlement Risk

•  Warrants and Rights Risk

•  When-Issued and Delayed Delivery Transactions Risk

Target SA Wellington Capital Appreciation Portfolio and Acquiring SA Wellington Capital Appreciation Portfolio

The Portfolios are subject to certain similar principal and non-principal risks associated with an investment in the relevant Portfolio. The principal and non-principal investment risks of each Portfolio are set out in the table below.

	Target SA Wellington Capital Appreciation Portfolio	Acquiring SA Wellington Capital Appreciation Portfolio
Principal Risks

•  Active Trading Risk

•  Depositary Receipts Risk

•  Equity Securities Risk

•  Foreign Investment Risk

•  Growth Stock Risk

•  Issuer Risk

•  Large-Cap Companies Risk

•  Management Risk

•  Market Risk

•  Small- and Medium-Sized Companies Risk

•  Active Trading Risk

•  Depositary Receipts Risk

•  Equity Securities Risk

•  Foreign Investment Risk

•  Growth Stock Risk

•  Issuer Risk

•  Large-Cap Companies Risk

•  Management Risk

•  Market Risk

•  Small- and Mid-Cap Companies Risk

Non-Principal Risks

•  Convertible Securities Risk

•  Currency Risk

•  Cybersecurity Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  ETF Risk

•  Growth Stock Risk

•  Hedging Risk

•  Illiquidity Risk

•  Settlement Risk

•  Warrants and Rights Risk

•  When-Issued and Delayed Delivery Transactions Risk

•  Convertible Securities Risk

•  Currency Volatility Risk

•  Cybersecurity Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  ETF Risk

•  Growth Stock Risk

•  Hedging Risk

•  Illiquidity Risk

•  Settlement Risk

•  Warrants and Rights Risk

•  When-Issued and Delayed Delivery Transactions Risk

SA PGI Asset Allocation Portfolio and SA JPMorgan Diversified Balanced Portfolio

The Portfolios are subject to certain similar principal and non-principal risks associated with an investment in the relevant Portfolio. The principal and non-principal investment risks of each Portfolio are set out in the table below.

	SA PGI Asset Allocation Portfolio	SA JPMorgan Diversified Balanced Portfolio
Principal Risks

•  Convertible Securities Risk

•  Credit Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Securities Risk

•  Fixed Income Securities Risk

•  Foreign Investment Risk

•  Investment Company Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Mortgage- and Asset-Backed Securities Risk

•  Preferred Stock Risk

•  Real Estate Industry Risk

•  Risk of Investing in Junk Bonds

•  U.S. Government Securities Risk

•  Warrants and Rights Risk

•  Active Trading Risk

•  Affiliated Fund Rebalancing Risk

•  Convertible Securities Risk

•  Counterparty Risk

•  Credit Quality Risk

•  Credit Risk

•  Currency Volatility Risk

•  Derivatives Risk

•  Equity Securities Risk

•  Foreign Investment Risk

•  Hedging Risk

•  Interest Rate Fluctuations Risk

•  Issuer Risk

•  Large-Cap Companies Risk

•  Management Risk

•  Market Risk

•  Mortgage- and Asset-Backed Securities Risk

•  Preferred Stock Risk

•  Quantitative Investing Risk

•  Risk of Investing in Bonds

•  Risk of Investing in Junk Bonds

•  Settlement Risk

•  Short Sales Risk

•  Small- and Mid-Cap Companies Risk

•  U.S. Government Obligations Risk

Non-Principal Risks

•  Currency Risk

•  Cybersecurity Risk

•  Derivatives Risk

•  Growth Stock Risk

•  Hedging Risk

•  Illiquidity Risk

•  Interest Rate Fluctuations Risk

•  Loan Participations and Assignments Risk

•  Prepayment Risk

•  Roll Transactions Risk

•  Settlement Risk

•  •Small-Sized Companies Risk

• Cybersecurity Risk • Emerging Markets Risk • Foreign Sovereign Debt Risk • Illiquidity Risk • Investment Company Risk

Target SA Wellington Government and Quality Bond Portfolio and Acquiring SA Wellington Government and Quality Bond Portfolio

The Portfolios are subject to certain similar principal and non-principal risks associated with an investment in the relevant Portfolio. The principal and non-principal investment risks of each Portfolio are set out in the table below.

	Target SA Wellington Government and Quality Bond Portfolio	Acquiring SA Wellington Government and Quality Bond Portfolio
Principal Risks	• Active Trading Risk • Credit Risk • Fixed Income Securities Risk • Issuer Risk • Management Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk • U.S. Government Securities Risk	• Active Trading Risk • Credit Risk • Issuer Risk • Management Risk • Market Risk • Mortgage- and Asset-Backed Securities Risk • Risk of Investing in Bonds • U.S. Government Obligations Risk
Non-Principal Risks

•  Convertible Securities Risk

•  Counterparty Risk

•  Credit Default Swap Risk

•  Cybersecurity Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Foreign Investment Risk

•  Hedging Risk

•  Illiquidity Risk

•  Prepayment Risk

•  Settlement Risk

•  Warrants and Rights Risk

•  When-Issued and Delayed Delivery Transactions Risk

•  Convertible Securities Risk

•  Counterparty Risk

•  Credit Default Swap Risk

•  Cybersecurity Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Foreign Investment Risk

•  Futures Risk

•  Hedging Risk

•  Illiquidity Risk

•  Prepayment Risk

•  Settlement Risk

•  Warrants and Rights Risk

•  When-Issued and Delayed Delivery Transactions Risk

Target SA Wellington Strategic Multi-Asset Portfolio and Acquiring SA Wellington Strategic Multi-Asset Portfolio

The Portfolios are subject to certain similar principal and non-principal risks associated with an investment in the relevant Portfolio. The principal and non-principal investment risks of each Portfolio are set out in the table below.

	Target SA Wellington Strategic Multi- Asset Portfolio	Acquiring SA Wellington Strategic Multi-Asset Portfolio
Principal Risks

•   Active Trading Risk

•   Convertible Securities Risk

•   Credit Risk

•   Currency Transactions Risk

•   Currency Volatility Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Equity Securities Risk

•   Fixed Income Securities Risk

•   Foreign Investment Risk

•   Hedging Risk

•   Issuer Risk

•   Large-Cap Companies Risk

•   Management Risk

•   Market Risk

•   Mortgage- and Asset-Backed Securities Risk

•   Preferred Stock Risk

•   Risks of Investing in Junk Bonds

•   Small- and Medium-Sized Companies Risk

•   U.S. Government Securities Risk

•   Active Trading Risk

•   Convertible Securities Risk

•   Credit Risk

•   Currency Transactions Risk

•   Currency Volatility Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Equity Securities Risk

•   Foreign Investment Risk

•   Hedging Risk

•   Issuer Risk

•   Large-Cap Companies Risk

•   Management Risk

•   Market Risk

•   Mortgage- and Asset-Backed Securities Risk

•   Preferred Stock Risk

•   Risk of Investing in Bonds

•   Risks of Investing in Junk Bonds

•   Small- and Mid-Cap Companies Risk

•   U.S. Government Obligations Risk

Non-Principal Risks

•   Counterparty Risk

•   Credit Default Swap Risk

•   Cybersecurity Risk

•   Depositary Receipts Risk

•   ETF Risk

•   Illiquidity Risk

•   Interest Rate Fluctuations Risk

•   Investment Company Risk

•   Prepayment Risk

•   Settlement Risk

•   When-Issued and Delayed Delivery Transactions Risk

• Same as Target Portfolio.

SA WellsCap Aggressive Growth Portfolio and SA JPMorgan Mid-Cap Growth Portfolio

The Portfolios are subject to certain similar principal and non-principal risks associated with an investment in the relevant Portfolio. The principal and non-principal investment risks of each Portfolio are set out in the table below.

Target WellsCap Aggressive Growth Portfolio	SA JPMorgan Mid-Cap Growth Portfolio

Principal Risks

•   Affiliated Fund Rebalancing Risk

•   Depositary Receipts Risk

•   Equity Securities Risk

•   Growth Stock Risk

•   Issuer Risk

•   Management Risk

•   Market Risk

•   Preferred Stock Risk

•   Small- and Mid-Cap Companies Risk

•   Technology Company Risk

•   Affiliated Fund Rebalancing Risk

•   Convertible Securities Risk

•   Credit Quality Risk

•   Credit Risk

•   Emerging Markets Risk

•   Equity Securities Risk

•   Foreign Investment Risk

•   Growth Stock Risk

•   Interest Rate Fluctuations Risk

•   Issuer Risk

•   Management Risk

•   Market Risk

•   Mid-Cap Companies Risk

•   Preferred Stock Risk

•   Risk of Investing in Bonds

Non-Principal Risks	• Cybersecurity Risk • Illiquidity Risk • IPO Investing Risk

•   Counterparty Risk

•   Cybersecurity Risk

•   Derivatives Risk

•   Investment Company Risk

•   Real Estate Industry Risk

•   REIT Risk

•   Risk of Investing in Junk Bonds

•   Roll Transactions Risk

•   U.S. Government Obligations Risk

•   Warrants and Rights Risk

•   When-Issued and Delayed Delivery Transactions Risk

•   Zero-Coupon Bond Risk

The following discussion describes the principal risks that may affect each Acquiring Portfolio and, therefore, each Combined Portfolio. You will find additional descriptions of specific risks in each Acquiring Portfolio’s Summary Prospectus.

As with any mutual fund, there can be no assurance that each Acquiring Portfolio’s investment objective will be met or that the net return on an investment in the Acquiring Portfolio will exceed what could have been obtained through other investment or savings vehicles.

Shares of each Acquiring Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of your Acquiring Portfolio goes down, you could lose money.

The following are the principal investment risks associated with the Acquiring Portfolios and, therefore, also with the Combined Portfolios:

Acquiring Portfolio(s)	Principal Risk Factors

SA JPMorgan Diversified Balanced Portfolio

Acquiring SA Wellington Capital Appreciation Portfolio

Acquiring SA Wellington Government Bond and Quality Portfolio

Acquiring SA Wellington Strategic Multi-Asset Portfolio

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

SA JPMorgan Diversified Balanced Portfolio

Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Portfolio.

SA JPMorgan Mid-Cap Growth Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio

Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio Acquiring SA Wellington Government and Quality Bond Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

SA JPMorgan Diversified Balanced Portfolio

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Acquiring SA Wellington Strategic Multi-Asset Portfolio

Currency Transactions Risk. If changes in the currency exchange rates do not occur as anticipated, the Portfolio may lose money on forward currency transactions. The Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

SA JPMorgan Diversified Balanced Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Acquiring SA Wellington Capital Appreciation Portfolio

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.

SA JPMorgan Diversified Balanced Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

SA JPMorgan Mid-Cap Growth Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio Acquiring SA Wellington Capital Appreciation Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio Acquiring SA Wellington Capital Appreciation Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

SA JPMorgan Mid-Cap Growth Portfolio Acquiring SA Wellington Capital Appreciation Portfolio

Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.

SA JPMorgan Diversified Balanced Portfolio

Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.

Acquiring SA Wellington Strategic Multi-Asset Portfolio

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio

Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

All Acquiring Portfolios

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

SA JPMorgan Diversified Balanced Portfolio Acquiring SA Wellington Capital Appreciation Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

All Acquiring Portfolios

Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

All Acquiring Portfolios

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Portfolio’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolio invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

SA JPMorgan Mid-Cap Growth Portfolio	Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
SA JPMorgan Diversified Balanced Portfolio

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.

Acquiring SA Wellington Government and Quality Bond Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

SA JPMorgan Diversified Balanced Portfolio SA JPMorgan Mid-Cap Growth Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

JPMorgan Diversified Balanced Portfolio

Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

SA JPMorgan Diversified Balanced Portfolio SA Wellington Strategic Multi-Asset Portfolio SA Wellington Government and Quality Bond Portfolio

Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

SA JPMorgan Mid-Cap Growth Portfolio

Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

SA JPMorgan Diversified Balanced Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

SA JPMorgan Diversified Balanced Portfolio

Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.

SA JPMorgan Diversified Balanced Portfolio

Short Sales Risk. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

SA JPMorgan Diversified Balanced Portfolio Acquiring SA Wellington Capital Appreciation Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.

SA JPMorgan Diversified Balanced Portfolio

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Acquiring SA Wellington Government Bond and Quality Portfolio Acquiring SA Wellington Strategic Multi-Asset Portfolio

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Fundamental and Non-Fundamental Investment Restrictions

Each of the Portfolios has some similar and some differing investment restrictions. If the shareholders of a Target Portfolio approve the Reorganization relating to their Target Portfolio, SunAmerica will manage the Combined Portfolio pursuant to the investment restrictions of the corresponding Acquiring Portfolio. The complete list of the fundamental and non-fundamental investment restrictions of each Target Portfolio and the corresponding Acquiring Portfolio is set out in “Appendix A – Fundamental and Non-Fundamental Investment Restrictions.”

Performance Information

The following bar charts and tables illustrate the risks of investing in each Target Portfolio, the SA JPMorgan Diversified Balanced Portfolio and the SA JPMorgan Mid-Cap Growth Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of one or more broad-based securities index. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future. Each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio and the SA Wellington Strategic Multi-Asset Portfolio is newly organized and has no performance information.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA Columbia Technology Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 30.88% (quarter ended June 30, 2020) and the lowest return for a quarter was -18.83% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2021 was [  ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class 1 Shares	45.74%	26.90%	19.22%
Class 2 Shares	45.60%	26.72%	19.06%
Class 3 Shares	45.53%	26.61%	18.92%
MSCI World Information Technology Index (net)[1]	43.78%	26.06%	18.60%
Nasdaq Composite Index (reflects no deduction for fees, expenses or taxes)[2]	44.92%	22.12%	18.46%

[1]	The MSCI World Information Technology Index (net) is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

[2]	The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA Wellington Capital Appreciation Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.89% (quarter ended June 30, 2020) and the lowest return for a quarter was -18.84% (quarter ended September 30, 2011). The year-to-date calendar return as of June 30, 2021 was [ ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class 1 Shares	64.53%	23.73%	18.98%
Class 2 Shares	64.28%	23.55%	18.80%
Class 3 Shares	64.11%	23.43%	18.68%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	38.26%	20.67%	16.93%

[1]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Because the Combined Portfolio will most closely resemble the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Capital Appreciation Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the Target SA Wellington Capital Appreciation at the closing of each Reorganization.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA PGI Asset Allocation Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.42% (quarter ended June 30, 2020) and the lowest return for a quarter was -15.84% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2021 was [ ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class 1 Shares	9.90%	9.76%	8.40%
Class 2 Shares	9.73%	9.59%	8.24%
Class 3 Shares	9.64%	9.50%	8.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[2]	7.51%	4.44%	3.84%
Blended Index[3]	14.73%	11.11%	10.02%

[1]

The S&P 500® Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. The constituents for the growth and value segments are drawn from the S&P 500® Index. A stock can be in both the growth and value segments.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several Bloomberg Barclays fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.

[3]	The Blended Index consists of 40% Bloomberg Barclays U.S. Aggregate Bond Index and 60% S&P 500® Index.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA JPMorgan Diversified Balanced Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.95% (quarter ended June 30, 2020) and the lowest return for a quarter was -15.14% (quarter ended March 31, 2020). The year-to-date calendar return as of June 30, 2021 was [ ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class 1 Shares	14.34%	9.04%	9.04%

Class 2 Shares	14.21%	8.88%	8.88%
Class 3 Shares	14.03%	8.77%	8.76%
MSCI World Index (net)[1]	15.90%	12.19%	9.87%
Bloomberg Barclays U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)[2]	8.92%	4.98%	4.19%
Blended Index[3]	13.88%	9.56%	7.83%

[1]	The MSCI World Index (net) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

[2]

The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

[3]	The Blended Index consists of 60% MSCI World Index (net) and 40% Bloomberg Barclays U.S. Government Credit Bond Index.

Because the Combined Portfolio will most closely resemble the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Diversified Balanced Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the SA JPMorgan Diversified Balanced Portfolio at the closing of each Reorganization.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA Wellington Government Bond and Quality Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.90% (quarter ended March 31, 2020) and the lowest return for a quarter was -3.25% (quarter ended December 31, 2016). The year-to-date calendar return as of June 30, 2021 was [ ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class 1 Shares	7.11%	3.73%	3.29%
Class 2 Shares	6.92%	3.60%	3.14%
Class 3 Shares	6.88%	3.49%	3.04%
Bloomberg Barclays U.S. Aggregate A or Better Index (reflects no deduction for fees, expenses or taxes)[1]	7.10%	3.94%	3.52%

[1]

The Bloomberg Barclays U.S. Aggregate A or Better Index is a subset of the Bloomberg Barclays U.S. Aggregate Index and indices, which include index components for government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Bloomberg Barclays U.S. Aggregate A or Better Index excludes BBB bonds.

Because the Acquiring SA Wellington Government Bond and Quality Portfolio has no operating history, the Target SA Wellington Government Bond and Quality Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the Target SA Wellington Government Bond and Quality Portfolio at the closing of the Reorganization.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA Wellington Strategic Multi-Asset Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 14.55% (quarter ended June 30, 2020) and the lowest return for a quarter was -11.76% (quarter ended September 30, 2011). The year-to-date calendar return as of June 30, 2021 was [ ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years	Since Inception (9/26/2016)
Class 1 Shares	18.12%	9.03%	8.05%
Class 3 Shares	17.80%	N/A	N/A	9.65%
MSCI ACWI Index (net)[1]	16.26%	12.26%	9.13%	12.74%
FTSE World Gov’t Bond Index (U.S. $ hedged) (reflects no deduction for fees, expenses or taxes)[2]	6.11%	4.42%	4.17%	3.65%
Blended Index[3]	13.47%	9.78%	7.65%	9.81%

[1]

The MSCI ACWI Index (net) is a free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets and in 50 global and developed markets. MSCI uses an arbitrary sampling of stocks and aims to capture 85% of the total market capitalization at both the country and industry levels.

[2]

The FTSE World Gov’t Bond Index (U.S. $ Hedged) measures the performance of fixed-rate investment grade sovereign bonds, currency hedged to the U.S. dollar (“USD”). The Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries. The Index provides a broad benchmark for the global sovereign fixed income market.

[3]	The Blended Index consists of 65% MSCI ACWI Index (net) and 35% FTSE World Government Bond Index (U.S. $ Hedged)

Because the Acquiring SA Wellington Strategic Multi-Asset Portfolio has no operating history, the Target SA Wellington Strategic Multi-Asset Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the Target SA Wellington Strategic Multi-Asset Portfolio at the closing of the Reorganization.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA WellsCap Aggressive Growth Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 36.04% (quarter ended June 30, 2020) and the lowest return for a quarter was -20.11% (quarter ended September 30, 2011). The year-to-date calendar return as of June 30, 2021 was [ ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class 1 Shares	62.95%	24.11%	16.89%
Class 2 Shares	62.76%	23.92%	16.72%
Class 3 Shares	62.52%	23.79%	16.60%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	40.47%	18.68%	15.00%

[1]

The Russell 2500® Growth Index measures the performance of small to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Calendar Year Total Returns, as of 12/31 each year for

Class 1 Shares of the SA JPMorgan Mid-Cap Growth Portfolio

During the 10-year period shown in the bar chart, the highest return for a quarter was 32.53% (quarter ended June 30, 2020) and the lowest return for a quarter was -22.48% (quarter ended September 30, 2011). The year-to-date calendar return as of June 30, 2021 was [ ]%.

Average Annual Total Returns (For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class 1 Shares	48.54%	20.70%	16.40%
Class 2 Shares	48.31%	20.52%	16.22%
Class 3 Shares	48.19%	20.40%	16.11%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	35.59%	18.66%	15.04%

[1]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Because the Combined Portfolio will most closely resemble the SA JPMorgan Mid-Cap Growth Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio will be the accounting survivor of the Reorganization. The Combined Portfolio will also maintain the performance history of the SA JPMorgan Mid-Cap Growth Portfolio at the closing of each Reorganization.

Management of the Portfolios

SunAmerica serves as investment adviser and manager for all the Portfolios of the Trusts. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, oversees the subadvisers’ management of certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $91.6 billion as of March 31, 2021. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trusts with unaffiliated subadvisers approved by the relevant Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the relevant Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the relevant Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

CMIA

CMIA is located at 225 Franklin Street, Boston, MA 02110. CMIA is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. CMIA’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of March 31, 2021, CMIA had approximately $564 billion in assets under management.

The CMIA portfolio managers responsible for managing the SA Columbia Technology Portfolio are Paul H. Wick, Shekhar Pramanick, Sanjay Devgan, Christopher Boova, Vimal Patel and Sanjiv Wadhwani.

Portfolio Managers (Name and Title)	Portfolio Manager of the Portfolio Since
Paul H. Wick, Lead Manager	2010
Shekhar Pramanick, Co-Manager	2015
Sanjay Devgan, Technology Team Member	2015
Christopher Boova, Technology Team member	2016
Vimal Patel, Technology Team member	2018
Sanjiv Wadhwani, Technology Team member	March 2021

Mr. Wick joined one of the CMIA legacy firms or acquired business lines in 1987. Mr. Wick began his investment career in 1987. Dr. Pramanick joined CMIA in 2012. Dr. Pramanick began his investment career in 1993. Mr. Devgan joined CMIA in 2012. Mr. Devgan began his investment career in 1995. Mr. Boova joined one of the CMIA legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995. Mr. Patel joined CMIA in 2014. Mr. Patel began his investment career in 2001. Mr. Wadhwani joined CMIA in 2016. Mr. Wadhwani began his investment career in 1998.

JPMIM

JPMIM is a Delaware corporation and is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of March 31, 2021, JPMIM together with its affiliated companies had approximately $2.435 trillion in assets under management.

The SA JPMorgan Diversified Balanced Portfolio is managed by Michael Feser, Jeffrey Geller, Morgan Moriarty and Gary Herbert.

Portfolio Managers (Name and Title)	Portfolio Manager of the Portfolio Since
Michael Feser, CFA, Managing Director and Portfolio Manager in the Multi-Asset Solutions team	2016
Jeffrey Geller, CFA, Managing Director and Portfolio Manager in the Multi-Asset Solutions team	2019
Morgan M. Moriarty, CFA, Vice President and Portfolio Manager in the Multi-Asset Solutions team	2019
Gary Herbert, Managing Director and Portfolio Manager in the Multi-Asset Solutions team	2021

Mr. Feser, Managing Director of J.P. Morgan Asset Management, joined the firm in 1994 and is a Portfolio Manager on the Multi-Asset Solutions team based in New York. He is a CFA charterholder. Mr. Geller joined the firm in 2006 and is a managing director and Chief Investment Officer of Multi-Asset Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing oversight with respect to manager and strategy suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Mr. Geller is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternatives exposure. He is a CFA charterholder and is Series 24, 7, and 63 licensed. Ms. Moriarty is a Vice President and a CFA charterholder. She is a portfolio manager in the Multi-Asset Solutions team and an employee of the firm since 2011. Ms. Moriarty focuses on asset allocation, portfolio construction manager selection and global tactical asset allocation across multi-asset class portfolios. Gary Herbert, CFA, managing director, is U.S. Head of Global Asset Tactical Asset Allocation (GTAA) and Diversified Portfolios for J.P. Morgan Asset Management’s Multi-Asset Solutions business. In this role, Gary oversees the investment process for GTAA. He joined J.P. Morgan in 2020 from Brandywine Global LLC, where he was responsible for $7bn in AUM as Global Head of Credit and Multisector strategies. At Brandywine, he helped build and implement proprietary research processes to improve macroeconomic, fundamental and quantitative research and decision-making, and led global marketing efforts for credit strategies. His more than 25 years research and portfolio management experience also includes positions at Guggenheim Partners, Dreman Value Management, LLC and Morgan Stanley Investment Management. Gary has an M.B.A. in Finance with Honors from Columbia University and a bachelor’s degree in Business Administration and International Business from Villanova University.

The SA JPMorgan Mid-Cap Growth Portfolio is managed by Timothy Parton, Managing Director of JPMIM and a CFA charterholder, and Felise L. Agranoff, Managing Director of JPMIM and a CFA charterholder.

Portfolio Managers (Name and Title)	Portfolio Manager of the Portfolio Since
Timothy Parton, CFA, Managing Director and Lead Portfolio Manager of the U.S. Equity Group	2007
Felise L. Agranoff, CFA, Managing Director and Co-Portfolio Manager of the U.S. Equity Group	2016

Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid-cap portfolios. He has managed the U.S. Mid Cap Growth strategy since November 2001. Ms. Agranoff became a co-portfolio manager of the Mid Cap Growth strategy in 2015 and has been a research analyst in the U.S. Equity Group since 2004.

PGI

PGI, a Delaware limited liability company, is located at 801 Grand Ave, Des Moines, Iowa 50309. PGI is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 and provides investment advisory services to registered investment companies and separately managed accounts. As of March 31, 2021, PGI and its investment affiliates had over $550.6 billion in assets under management.

The SA PGI Asset Allocation Portfolio is managed by a team of portfolio managers, including Todd Jablonski, CFA and Gregory L. Tornga, CFA.

Portfolio Managers (Name and Title)	Portfolio Manager of the Portfolio Since
Todd Jablonski, CFA, Chief Investment Officer and Portfolio Manager	2010
Gregory L. Tornga, CFA, Managing Director and Portfolio Manager	2017

Mr. Jablonski is currently Chief Investment Officer and a portfolio manager. He joined PGI in 2010 and has been in the investment industry since 1998. Mr. Tornga is a Managing Director and a portfolio manager at PGI. He joined PGI in 2011 and has been in the investment industry since 2002. Messrs. Jablonski and Tornga each hold the Chartered Financial Analyst designation.

Wellington

Wellington is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of March 31, 2021, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.316 trillion in assets.

The Target SA Wellington Capital Appreciation Portfolio and the Acquiring SA Wellington Capital Appreciation Portfolio are managed by Stephen C. Mortimer.

Portfolio Managers (Name and Title)	Portfolio Manager of the Portfolio Since
Stephen C. Mortimer, Senior Managing Director and Equity Portfolio Manager	2006

Mr. Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001.

The Target SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Government and Quality Bond Portfolio are managed by Loren L. Moran, CFA.

Portfolio Manager (Name and Title)	Portfolio Manager of the Portfolio Since
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager	2018

Ms. Moran, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2014.

The Target SA Wellington Strategic Multi-Asset Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio are managed by a team of portfolio managers, which includes Nicolas M. Choumenkovitch, Mark H. Sullivan, CFA, CMT and Edward L. Meyi, FRM.

Portfolio Managers (Name and Title)	Portfolio Manager of the Portfolio Since
Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager	2000
Mark H. Sullivan, CFA, CMT, Senior Managing Director and Fixed Income Portfolio Manager	2015
Edward L. Meyi, FRM, Managing Director and Fixed Income Portfolio Manager	2020

Mr. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager of Wellington Management, is the portfolio manager of the global equity portion of the Portfolio. Mr. Choumenkovitch joined the firm as an investment professional in 1995. Mr. Sullivan, Senior Managing Director and Fixed Income Portfolio Manager, joined the firm as an investment professional in 1999. Mr. Meyi, FRM Managing Director and Fixed Income Portfolio Manager, joined the firm in 2002 as an investment professional.

WellsCap

WellsCap is a California corporation located at 525 Market Street, San Francisco, CA 94105. WellsCap provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of March 31, 2021, WellsCap managed assets aggregating in excess of $490.5 billion.

The SA WellsCap Aggressive Growth Portfolio is managed by an investment team led by Michael T. Smith, CFA, and Christopher J. Warner, CFA.

Portfolio Managers (Name and Title)	Portfolio Manager of the Portfolio Since
Michael T. Smith, CFA, Managing Director and Senior Portfolio Manager	2011
Christopher J. Warner, CFA, Portfolio Manager	2012

Mr. Smith is managing director and senior portfolio manager for the Fundamental Growth Equity team at WellsCap. Mr. Smith has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization, Large Capitalization Select, and All Capitalization growth portfolios. Mr. Warner serves as Co-Portfolio Manager for each of the team’s aforementioned strategies. Mr. Smith joined WellsCap from Strong Capital Management, having joined Strong in 2000. Mr. Warner joined WellsCap from a sell side research associate position at Citigroup in 2007. Both managers have earned the right to use the CFA designation.

The applicable Trust SAI provides additional information about the compensation of each Portfolio’s portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in each Portfolio and other funds managed by SunAmerica.

As discussed below under “Investment Advisory and Management Agreement,” following the Reorganization, SunAmerica will continue to serve as the investment adviser of each Combined Portfolio and the subadviser of each Acquiring Portfolio will continue to serve as Subadviser to the applicable Combined Portfolio.

The exemptive order discussed above will continue to apply to each Combined Portfolio following the completion of the Reorganization. As a result, shareholder approval would not be required to employ an unaffiliated subadviser for a Combined Portfolio, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement.

Investment Advisory and Management Agreement

Pursuant to the relevant Trust’s Investment Advisory and Management Agreement with SunAmerica (each, a “Management Agreement”), each Portfolio pays SunAmerica an advisory fee. As compensation for its services, SunAmerica receives from the relevant Trust a fee, accrued daily and payable monthly, based on the average daily net asset value of each Portfolio at the following annual rates listed below:

Portfolio	Average Daily Net Asset Value	Advisory Fee Rate
SA Columbia Technology Portfolio[1]	First $250 million	1.00%
	Next $250 million	0.95%
	Over $500 million	0.90%
Target SA Wellington Capital Appreciation Portfolio	First $50 million	0.75%
	Next $50 million	0.725%
	Over $100 million	0.70%
Acquiring SA Wellington Capital Appreciation Portfolio	First $50 million	0.75%
	Next $50 million	0.725%
	Over $100 million	0.70%
SA PGI Asset Allocation Portfolio	First $50 million	0.75%
	Next $100 million	0.65%
	Next $100 million	0.60%
	Over $250 million	0.55%
SA JPMorgan Diversified Balanced Portfolio[2]	First $50 million	0.70%
	Next $100 million	0.65%
	Next $150 million	0.60%
	Next $200 million	0.55%

	Over $500 million	0.50%
Target SA Wellington Government and Quality Bond Portfolio	First $200 million	0.625%
	Next $300 million	0.575%
	Over $500 million	0.50%
Acquiring SA Wellington Government and Quality Bond Portfolio	First $200 million	0.625%
	Next $300 million	0.575%
	Over $500 million	0.50%
Target SA Wellington Strategic Multi-Asset Portfolio	First $200 million	1.00%
	Next $300 million	0.875%
	Over $500 million	0.80%
Acquiring SA Wellington Strategic Multi-Asset Portfolio	First $200 million	1.00%
	Next $300 million	0.875%
	Over $500 million	0.80%
SA WellsCap Aggressive Growth Portfolio	First $100 million	0.75%
	Next $150 million	0.675%
	Next $250 million	0.625%
	Over $500 million	0.60%
SA JPMorgan Mid-Cap Growth Portfolio[3]	First $100 million	0.80%
	Over $100 million	0.75%

[1]	SunAmerica has voluntarily agreed until further notice to waive 0.10% of its advisory fee with respect to the SA Columbia Technology Portfolio.

[2]

Pursuant to a Subadvisory Fee Waiver Agreement between SunAmerica and JPMIM, JPMIM has voluntarily agreed to waive its subadvisory fee under the Subadvisory Agreement between SunAmerica and JPMIM in an amount equal to the Fund Management Fees, as described in the prospectus of an underlying mutual fund managed by JPMIM (each, a “JPMorgan Fund”), it receives from any JPMorgan Fund in connection with any investment by JPMIM on behalf of the Portfolio in a JPMorgan Fund (the “JPMorgan Fee Waiver”). Pursuant to an Advisory Fee Waiver Agreement, the Adviser has voluntarily agreed to waive its advisory fee in an amount equal to the JPMorgan Fee Waiver in order to pass the benefit of such waiver onto the Portfolio in connection with the Portfolio’s investments in JPMorgan Funds. This advisory fee waiver may be terminated at any time by the Adviser and terminates automatically upon the termination of the JPMorgan Fee Waiver or the Management Agreement.

[3]

Pursuant to an Advisory Fee Waiver Agreement, effective upon the applicable Reorganization, the investment adviser, SunAmerica, is contractually obligated to waive a portion of its advisory fee so that the advisory fee payable by the Portfolio is equal to 0.79% to $100 million, 0.75% over $100 million to $500 million, and 0.73% over $500 million of the Portfolio’s daily net assets. This waiver agreement may be modified or discontinued prior to April 30, 2023 only with the approval of the Board of Trustees of SAST, including a majority of the Independent Trustees.

For its most recent fiscal year, each Portfolio paid SunAmerica a fee equal to the following amounts:

Portfolio	Fee
SA Columbia Technology Portfolio	$1,123,316
Target SA Wellington Capital Appreciation Portfolio	$11,088,928
SA PGI Asset Allocation Portfolio	$1,104,503
SA JPMorgan Diversified Balanced Portfolio	$1,790,245
Target SA Wellington Government and Quality Bond Portfolio	$8,826,466
Target SA Wellington Strategic Multi-Asset Portfolio	$770,755
SA WellsCap Aggressive Growth Portfolio	$1,180,527
SA JPMorgan Mid-Cap Growth Portfolio	$3,368,715

As each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio, and the Acquiring SA Wellington Strategic Multi-Asset Portfolio has not commenced operations, it has not paid SunAmerica investment advisory fees.

Pursuant to Expense Limitation Agreements, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of certain AST Portfolios through April 30, 2022 and SAST Portfolios through April 30, 2023, so that each Portfolio’s Total Annual Portfolio Operating Expenses do not exceed the limits set forth below.

Portfolio	Maximum Portfolio Expenses
	Class 1	Class 2	Class 3
SA JPMorgan Diversified Balanced Portfolio	0.83%	0.98%	1.08%
SA JPMorgan Mid-Cap Growth Portfolio	0.79%	0.94%	1.04%
Acquiring SA Wellington Strategic Multi-Asset Portfolio	0.86%	N/A	1.11%
Target SA Wellington Strategic Multi-Asset Portfolio	0.86%	N/A	1.11%

For purposes of each Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired portfolio fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the applicable Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. The Expense Limitation Agreements may be terminated prior to April 30, 2022 by the Board of Trustees of AST and April 30, 2023 by the Board of Trustees of SAST, including by a majority of the Independent Trustees of AST and SAST, respectively, as defined in the 1940 Act.

The terms of each Management Agreement are substantially similar and the services provided to each Portfolio under its Management Agreement are substantially similar.

A discussion regarding the basis for the AST Board of Trustees’ approval of the Management Agreement for each of the SA PGI Asset Allocation Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the SA Target Wellington Strategic Multi-Asset Portfolio is available in AST’s 2020 semi-annual report to shareholders. A discussion regarding the basis for the SAST Board of Trustees’ approval of the Management Agreement for each of the SA Columbia Technology Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio and the SA WellsCap Aggressive Growth Portfolio is available in SAST’s 2021 annual report to shareholders. A discussion regarding the basis for the SAST Board of Trustees’ approval of the Management Agreement for each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio and the SA Acquiring Wellington Strategic Multi-Asset Portfolio will be available in the Portfolios’ first annual or semi-annual report to shareholders.

If the shareholders of each Target Portfolio approve the Reorganization relating to their Target Portfolio, the Combined Portfolio will be managed by SunAmerica pursuant to the Management Agreement with respect to the Acquiring Portfolio, as described above. As discussed above, the services provided to each Portfolio under the applicable Management Agreement are substantially similar.

Service Providers

AIG Capital Services, Inc., located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, serves as distributor for the Portfolios of SAST.

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for each Portfolio. In this capacity, State Street maintains the portfolio securities held by each Portfolio, administers the purchase and sale of portfolio securities and performs certain other duties.

VALIC Retirement Services Company, located at 2929 Allen Parkway, Houston, Texas 77019, is each Portfolio’s transfer and dividend disbursing agent.

PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, is each Portfolio’s independent registered public accounting firm and in that capacity examines the annual financial statements of each Portfolio.

The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to each Portfolio.

Combined Portfolio. Effective upon the closing of the Reorganizations, each Acquiring Portfolio’s current service providers will serve its corresponding Combined Portfolio.

Distribution and Service Fees

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan (each, a “Plan” and together, the “Plans”) that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. A Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio, respectively. In addition, all material amendments to the Plans must be approved by the Trustees in the manner described above. A Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Plans. In their consideration of the Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio and for the shareholders of the relevant class of the Portfolio.

Following the Reorganizations, the Combined Portfolio will continue to be subject to the Plans, as described above, for its share classes. The Plans are identical for each share class of each Portfolio.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for all Portfolios.

Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Code. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

Purchase, Redemption and Valuation of Shares

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by the Life Companies. All shares of each Trust are owned by Separate Accounts of the Life Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. Each Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. Certain classes of shares are offered only to existing Contract Owners and are not available to new investors. In addition, not all portfolios of each Trust are available to all Contract Owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Combined Prospectus/Proxy Statement, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios of each Trust available to you in the prospectus that offers the Variable Contracts.

Each Trust does not foresee a disadvantage to Contract Owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various Life Companies. Nevertheless, the applicable Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the applicable Trust. This might force the applicable Trust to sell portfolio securities at disadvantageous prices.

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the applicable Board of Trustees, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved and revised by the applicable Board of Trustees. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the applicable Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, each Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.

Certain of the portfolios of each Trust may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. Each Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:

•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•

during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or

•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.

The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

The redemption proceeds typically will be sent within three business days after the request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in a Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

Each Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

Each Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain portfolios of each Trust invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s NAV is calculated. Market timing in portfolios investing significantly in junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a portfolio. One of the objectives of each Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Valuation of Shares” above).

Shares of the Portfolios are generally held through Separate Accounts. The ability of each Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The applicable Board of Trustees’ policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.

Each Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which a Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that a Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not a Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. Each Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by a Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Payments in Connection with Distribution

Certain Life Companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.

Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for the Acquiring Portfolios are intended to help you understand the Acquiring Portfolios’ financial performance for the past 5 years. Certain information reflects financial results for a single share of an Acquiring Portfolio. The total returns in each table represent the rate that an investor would have earned on an investment in an Acquiring Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with an Acquiring Portfolio’s financial statements, is included in SAST’s Annual Report to shareholders, which is available upon request.

As each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio is recently organized, there is no financial highlights to report; however, each of the Acquiring Portfolios will adopt the financial history of its respective Target Portfolio upon the consummation of its Reorganization. The financial highlights of each Target Portfolio are included in the current Prospectus for the Portfolio, which is incorporated herein by reference into this

Combined Prospectus/Proxy Statement. The financial highlights of each Target Portfolio may also be found in its Annual Report and Semi-Annual Report, which are available without charge by calling 1-800-445-7862.

SA JPMorgan Diversified Balanced Portfolio

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average net assets(1)	Portfolio turnover

SA JPMorgan Diversified Balanced Portfolio — Class 1
01/31/17	$18.21	$0.27	$1.95	$2.22	$(0.32)	$—	$(0.85)	$(1.17)	$19.26	12.49%	$79,458	0.73%	1.40%	99%
01/31/18	19.26	0.29	2.80	3.09	(0.33)	—	(1.01)	(1.34)	21.01	16.50	83,279	0.73(2)	1.45(2)	108
01/31/19	21.01	0.39	(1.45)	(1.06)	(0.31)	—	(1.25)	(1.56)	18.39	(5.04)	71,181	0.70(2)	1.98(2)	149
01/31/20	18.39	0.40	1.76	2.16	(0.44)	—	(1.06)	(1.50)	19.05	11.94	71,644	0.65(2)	2.07(2)	124
01/31/21	19.05	0.25	2.42	2.67	(0.43)	—	(0.51)	(0.94)	20.78	14.25	74,003	0.79(2)	1.32(2)	114

SA JPMorgan Diversified Balanced Portfolio — Class 2
01/31/17	18.17	0.24	1.95	2.19	(0.29)	—	(0.85)	(1.14)	19.22	12.34	10,792	0.88	1.25	99
01/31/18	19.22	0.26	2.81	3.07	(0.31)	—	(1.01)	(1.32)	20.97	16.38	12,732	0.88(2)	1.29(2)	108
01/31/19	20.97	0.36	(1.45)	(1.09)	(0.28)	—	(1.25)	(1.53)	18.35	(5.19)	11,098	0.85(2)	1.83(2)	149
01/31/20	18.35	0.37	1.75	2.12	(0.40)	—	(1.06)	(1.46)	19.01	11.77	10,305	0.80(2)	1.93(2)	124
01/31/21	19.01	0.22	2.41	2.63	(0.40)	—	(0.51)	(0.91)	20.73	14.06	11,545	0.94(2)	1.15(2)	114

SA JPMorgan Diversified Balanced Portfolio — Class 3
01/31/17	18.12	0.22	1.95	2.17	(0.28)	—	(0.85)	(1.13)	19.16	12.23	138,697	0.98	1.14	99
01/31/18	19.16	0.24	2.79	3.03	(0.29)	—	(1.01)	(1.30)	20.89	16.23	170,049	0.98(2)	1.19(2)	108
01/31/19	20.89	0.34	(1.44)	(1.10)	(0.27)	—	(1.25)	(1.52)	18.27	(5.27)	177,698	0.95(2)	1.74(2)	149
01/31/20	18.27	0.34	1.74	2.08	(0.39)	—	(1.06)	(1.45)	18.90	11.60	202,789	0.90(2)	1.81(2)	124
01/31/21	18.90	0.20	2.41	2.61	(0.39)	—	(0.51)	(0.90)	20.61	14.00	227,445	1.04(2)	1.05(2)	114

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

Portfolio	01/17	01/18	01/19	01/20	01/21
SA JPMorgan Diversified Balanced Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Diversified Balanced Class 3	0.00	0.00	0.00	0.00	0.00

(2)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

Portfolio	01/18(1)	01/19(1)	01/20(1)	01/21(1)
SA JPMorgan Diversified Balanced Class 1	0.01%	0.06%	0.07%	0.06%
SA JPMorgan Diversified Balanced Class 2	0.01	0.06	0.07	0.06
SA JPMorgan Diversified Balanced Class 3	0.01	0.06	0.07	0.06

SA JPMorgan Mid-Cap Growth Portfolio

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income (loss) to average net assets(1)		Portfolio turnover

SA JPMorgan Mid-Cap Growth Portfolio — Class 1
01/31/17	$15.14	$(0.01)	$2.59	$2.58	$—	$—	$(2.03)	$(2.03)	$15.69	17.61%	$184,053	0.81%	(0.08)%		43%
01/31/18	15.69	(0.04)	4.94	4.90	—	—	(1.00)	(1.00)	19.59	31.83	203,680	0.80(2)	(0.21	)(2)	47
01/31/19	19.59	(0.04)	0.04	(0.00)	—	—	(2.37)	(2.37)	17.22	0.05	209,126	0.81(2)	(0.23	)(2)	57
01/31/20	17.22	(0.04)	4.77	4.73	—	—	(1.70)	(1.70)	20.25	28.33	235,464	0.81	(0.23)		43
01/31/21	20.25	(0.08)	8.65	8.57	(0.04)	—	(2.94)	(2.98)	25.84	43.80	274,202	0.80	(0.34)		64

SA JPMorgan Mid-Cap Growth Portfolio — Class 2
01/31/17	14.77	(0.04)	2.54	2.50	—	—	(2.03)	(2.03)	15.24	17.50	13,824	0.96	(0.24)		43
01/31/18	15.24	(0.06)	4.78	4.72	—	—	(1.00)	(1.00)	18.96	31.59	15,783	0.95(2)	(0.37	)(2)	47
01/31/19	18.96	(0.07)	0.04	(0.03)	—	—	(2.37)	(2.37)	16.56	(0.11)	14,192	0.96(2)	(0.37	)(2)	57
01/31/20	16.56	(0.07)	4.58	4.51	—	—	(1.70)	(1.70)	19.37	28.12	15,345	0.96	(0.38)		43
01/31/21	19.37	(0.11)	8.26	8.15	(0.01)	—	(2.94)	(2.95)	24.57	43.59	18,887	0.95	(0.49)		64

SA JPMorgan Mid-Cap Growth Portfolio — Class 3
01/31/17	14.55	(0.05)	2.50	2.45	—	—	(2.03)	(2.03)	14.97	17.42	144,257	1.06	(0.35)		43
01/31/18	14.97	(0.08)	4.69	4.61	—	—	(1.00)	(1.00)	18.58	31.42	162,852	1.05(2)	(0.46	)(2)	47
01/31/19	18.58	(0.08)	0.04	(0.04)	—	—	(2.37)	(2.37)	16.17	(0.17)	147,794	1.06(2)	(0.47	)(2)	57
01/31/20	16.17	(0.08)	4.45	4.37	—	—	(1.70)	(1.70)	18.84	27.94	168,978	1.06	(0.48)		43
01/31/21	18.84	(0.12)	8.02	7.90	—	—	(2.94)	(2.94)	23.80	43.49	225,018	1.05	(0.59)		64

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	01/17	01/18	01/19	01/20	01/21
SA JPMorgan Mid-Cap Growth Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Mid-Cap Growth Class 3	0.00	0.00	0.00	0.00	0.00

(2)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

Portfolio	01/18(1)	01/19(1)
SA JPMorgan Mid-Cap Growth Class 1	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Class 2	0.00	0.00
SA JPMorgan Mid-Cap Growth Class 3	0.00	0.00

INFORMATION ABOUT THE REORGANIZATIONS

General

Under each Reorganization Agreement, the relevant Target Portfolio will transfer its assets and liabilities to the corresponding Acquiring Portfolio in exchange for Class 1, Class 2 and/or Class 3 shares of such Acquiring Portfolio. For more details about the Reorganization Agreements, see Appendix B— “Form of Agreement and Plan of Reorganization.” The shares of the relevant Acquiring Portfolio issued to a Target Portfolio will have an aggregate NAV equal to the aggregate NAV of the Target Portfolio’s shares outstanding immediately prior to the applicable Reorganization. Upon receipt by a Target Portfolio of the shares of the corresponding Acquiring Portfolio, the Target Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Target Portfolio will be terminated as a series of the relevant Trust under applicable state law.

The distribution of the Acquiring Portfolio shares to a Target Portfolio’s Separate Account shareholders will be accomplished by crediting your Variable Contract with shares of the Acquiring Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Target Portfolio held in your Variable Contract on that date. See “Terms of the Reorganization Agreements” below.

Accordingly, as a result of a Reorganization, the relevant Target Portfolio shareholders will own the same class of shares of the corresponding Acquiring Portfolio having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Target Portfolio shares immediately prior to the Closing Date. Each Reorganization will not result in dilution of either Portfolio’s NAV. However, as a result of a Reorganization, a shareholder of the relevant Target Portfolio (other than the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio) or the corresponding Acquiring Portfolio will hold a reduced percentage of ownership in the larger Combined Portfolio than the shareholder did in the applicable Portfolio.

Terms of the Reorganization Agreements

Pursuant to each Reorganization Agreement, the Acquiring Portfolio will acquire the assets of the relevant Target Portfolio on the Closing Date in consideration for the assumption of substantially all of the Target Portfolio’s liabilities and shares of the Acquiring Portfolio.

On the Closing Date, the relevant Target Portfolio will transfer to the corresponding Acquiring Portfolio its assets in exchange solely for Class 1, Class 2 and/or Class 3 shares of the Acquiring Portfolio that are equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the Acquiring Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Portfolios, and the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Target Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the relevant Target Portfolio will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Target Portfolio expects to distribute the shares of the corresponding Acquiring Portfolio to the shareholders of the Target Portfolio promptly after the Closing Date. Upon distribution of such shares, the relevant Target Portfolio will be terminated as a series of the relevant Trust under Massachusetts law.

Each of the Portfolios has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the relevant Trust, on behalf of its Portfolio(s), are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Portfolios and performance and compliance in all material respects with the Portfolios’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Trust of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the relevant Trust, on behalf of the relevant Portfolio, either before or after approval thereof by the shareholders of the Target Portfolio.

Each Board of Trustees unanimously recommends that you vote to approve the Reorganization relating to the relevant Target Portfolio, as it believes the Reorganization is in the best interests of the Target Portfolio (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Portfolio will not be diluted as a result of consummation of the proposed Reorganization. The Board of Trustees of SAST also determined that, with respect to each Reorganization, the Reorganization is in the best interests of the Acquiring Portfolio and that the Acquiring Portfolio’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganizations

At the Meetings, each Board, including the Independent Trustees, evaluated each relevant Reorganization independently of the other Reorganizations and approved the applicable Reorganization. At the Meetings, SunAmerica, in its capacity as the investment adviser to the Portfolios, proposed the relevant Reorganizations to each Board as part of an effort to optimize the fund line-up in its insurance product offerings, including by considering potential opportunities for consolidation of certain funds that have similar objectives and strategies, and/or to seek to eliminate certain costs associated with operating different business entities. In approving each Reorganization Agreement, the relevant Board evaluated extensive information that was provided by SunAmerica about each Portfolio and the terms of the proposed Reorganization Agreement. The information showed that the Reorganizations are expected to result in operational and administrative efficiencies for the Combined Portfolios, although no assurance can be given that these efficiencies will be achieved. The Boards approved the Reorganizations on the recommendations of SunAmerica and based on each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors and assigned different degrees of materiality to various conclusions. The factors considered by each Board with regard to each relevant Reorganization include, but are not limited to, the following:

•

The fact that the investment objective of each Target Portfolio is similar, substantially similar or identical to the investment objective of the corresponding Acquiring Portfolio, as well as the fact that certain strategies of each Target Portfolio and corresponding Acquiring Portfolio are similar or identical, while others are different. The Board of Trustees considered the principal differences in investment objective and investment strategy between each Acquiring Portfolio and each corresponding Target Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

The possibility that the Combined Portfolio is more likely to achieve further operating efficiencies and, in some cases, economies of scale from its larger net asset size compared to each Target Portfolio.

•

The advisory fee rate to be paid by the relevant Combined Portfolio is lower than or equal to the current advisory fee rate paid by the relevant Target Portfolio, other than in the case of the SA WellsCap Aggressive Growth Portfolio.

•

The expectation that the Combined Portfolio will have total annual net operating expenses equal to or lower than those of each applicable Target Portfolio and the corresponding Acquiring Portfolio and that the Combined Portfolio will have gross total annual operating expenses equal to or lower than those of each applicable Target Portfolio and the corresponding Acquiring Portfolio, except in the case of the SA WellsCap Aggressive Growth Portfolio where the gross expense ratio for each class of the Combined Portfolio is expected to be higher by 0.01%.

•

The SA JPMorgan Diversified Balanced Portfolio, the JPMorgan Mid-Cap Growth Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio will be the survivor of their respective Reorganizations for accounting and performance purposes.

•

The personnel of SunAmerica and the subadviser(s) who will manage the Combined Portfolio. The Trustees considered that SunAmerica will continue to serve as the investment adviser of the Combined Portfolio after the Reorganizations, and the subadviser(s) of an Acquiring Portfolio will continue to serve as subadviser(s) of the Combined Portfolio after the Reorganizations. The Reorganization is not expected to result in diminution in the level or quality of services that the Target Portfolio shareholders currently receive. See “Comparison of the Portfolios—Management of the Portfolios.”

•

The relative performance histories of each Portfolio over different time periods compared with each other and the fact that each Acquiring Portfolio has had generally better historical performance compared with the corresponding Target Portfolio, with the exception of the SA JPMorgan Mid-Cap Growth Portfolio, which historically underperformed its relative Target Portfolio, the SA WellsCap Aggressive Growth Portfolio, over periods ended December 31, 2020. Each Target Portfolio’s Board of Trustees considered management’s discussion of the Portfolios’ performance, and noted that it received and discussed with management information throughout the year at periodic intervals comparing each Portfolio’s performance against the Portfolio’s benchmark. While not predictive of future results, the Boards of Trustees also considered certain data with respect to the performance of each Portfolio as compared to the performance of its relevant peer group.

•	The relative size of each applicable Target Portfolio and the corresponding Acquiring Portfolio, and the prospects for further growth and long-term viability of each Target Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that the aggregate net asset value of the shares that shareholders of the relevant Target Portfolio will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the relevant Target Portfolio own immediately prior to the Reorganization, and that shareholders of the relevant Target Portfolio and Acquiring Portfolio will not be diluted as a result of the Reorganization.

•	The terms and conditions of each of the Reorganization Agreements.

•

The fact that shareholders of the relevant Target Portfolio who do not want to participate in the applicable Reorganization are able to redeem their shares of the Target Portfolio prior to the closing of the Reorganization.

•

The fact that SunAmerica or its affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs, if any, relating to the sale of each Target Portfolio’s portfolio securities prior to or after the Reorganization as described in the respective Reorganization Agreement. No shareholder would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

•

The portion of the portfolio holdings of the applicable Target Portfolio(s) and Acquiring Portfolio that would be sold, if any, before or immediately after the Reorganization would be completed and the estimated brokerage commissions and other portfolio transaction costs relating to the realignment of each applicable Target Portfolio’s portfolio prior to, or immediately following, the applicable Reorganization.

•	The fact that the Acquiring Portfolio will assume all of the liabilities of its respective Target Portfolio(s).

•	The possible alternatives to the Reorganization, including the potential liquidation of each Target Portfolio.

•

The Reorganization may result in some potential benefits to SunAmerica, including but not limited to cost savings, resulting from managing one Combined Portfolio rather than multiple Portfolios because the fixed costs involved with operating the Combined Portfolio will be spread across a larger asset base following the Reorganization. The Board also considered the Reorganization’s anticipated impact on SunAmerica’s profitability.

During their consideration of the Reorganizations, the Independent Trustees consulted with counsel to the Independent Trustees in executive session outside the presence of Portfolio management. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, each Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of each relevant Reorganization is in the best interests of the relevant Target Portfolio and the interests of the Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. Consequently, they approved the Reorganization Agreements and directed that the Reorganization Agreements be submitted to shareholders of the Target Portfolios for approval. The Trustees of SAST also approved the Reorganization Agreements on behalf of each Acquiring Portfolio, after concluding that the proposed Reorganization(s) would be in the best interests of the Acquiring Portfolio and the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization(s) (noting that certain Acquiring Portfolios have been newly created and have no existing shareholders).

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to interests in the Target Portfolios held by the Separate Accounts and the holders of Variable Contracts issued by the Separate Accounts. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This discussion assumes that the Variable Contracts issued by the Separate Accounts are and remain qualified as Annuity Contracts. Owners of Variable Contracts should consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that the relevant Trust, on behalf of each relevant Portfolio, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Portfolio, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Portfolio and the corresponding Acquiring Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Portfolio or by the Acquiring Portfolio upon the transfer of substantially all of the assets of the Target Portfolio to the Acquiring Portfolio solely in exchange for the shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Target Portfolio; or upon the distribution of the shares of the Acquiring Portfolio by the Target Portfolio to its Life Company Holders in the subsequent termination of the Target Portfolio.

•

No gain or loss will be recognized by a Life Company Holder of the Target Portfolio that exchanges all of its shares of the Target Portfolio solely for the shares of the Acquiring Portfolio pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Portfolio received by a Life Company Holder of the Target Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Portfolio surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Portfolio received by a Life Company Holder of the Target Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Portfolio surrendered in exchange therefor.

•

The Acquiring Portfolio’s tax basis in assets of the Target Portfolio received by the Acquiring Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Portfolio immediately prior to the Reorganization increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio upon the transfer, and the Acquiring Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Portfolio except for any assets which may be marked to market for federal income taxes on the termination of the Target Portfolio’s taxable year or on which gain was recognized upon the transfer to the Acquiring Portfolio.

The opinion of Willkie Farr & Gallagher LLP relating to each Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the relevant Acquiring Portfolio and the relevant Target Portfolio and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the respective Target Portfolio, the respective Acquiring Portfolio, or the respective Separate Accounts of the Life Companies of each from the marking to market of certain categories of assets as of the closing of the taxable year of each Target Portfolio at the time of the applicable Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

Each Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Portfolio and its shareholders.

Effect on Owners of Variable Contracts

Contract Owners will not recognize gain or loss as a result of either Reorganization. As is the case with other distributions to the Separate Accounts of the Life Companies holding shares, owners of Variable Contracts will not be taxed on any distributions paid with respect to either Reorganization.

Effect on the Separate Accounts of the Life Companies

Prior to the Closing Date, each Target Portfolio will declare a distribution to its Separate Accounts, if any, which together with all previous distributions, will have the effect of distributing to its Separate Accounts all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date. Contract Owners will not be directly affected by such Target Portfolio distributions.

As discussed above, a portion of the portfolio securities of certain Target Portfolios is expected to be sold in connection with the applicable Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Target Portfolio’s basis in such securities. Any capital gains recognized in such sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Separate Accounts of the Life Companies holding shares of the Combined Portfolio, as applicable, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in such sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the Separate Accounts of the Life Companies holding shares of the Target Portfolio, as applicable, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is this case with other distributions to the Separate Accounts of the Life Companies holding shares and owners of Variable Contracts will not be taxed on these distributions. SunAmerica also has advised that none of the Target Portfolios or the Combined Portfolios will dispose of holdings in the Target Portfolios’ or the Combined Portfolio’s portfolios to such an extent that it would adversely affect the tax-free nature of the applicable Reorganization for federal income tax purposes.

As a result of the Reorganizations, each Acquiring Portfolio will succeed to tax attributes, including capital loss carryforwards, if any, of the relevant Target Portfolio. The capital loss carryforwards of the Portfolios will be available to offset future capital gains recognized by the relevant Combined Portfolio, subject to limitations under the Code. These limitations generally apply to a fund that experiences a greater than 50% ownership change as a result of a reorganization. In addition, pursuant to Section 381 of the Code, an acquiring fund generally may not use a target fund’s capital loss carryforwards to offset gains recognized during the portion of the year before the date of a reorganization, but may use such capital loss carryforwards to offset post-reorganization gains. Where these limitations apply, the Combined Portfolios may not be able to use all or a portion of a Portfolio’s capital loss carryforwards in a particular year, the effect of which may be to accelerate the recognition of taxable gains to the Combined Portfolios and their respective shareholders post-closing of the Reorganization. As of December 31, 2020 and January 31, 2021, the AST Target Portfolios and the SAST Target Portfolios, respectively, had no capital loss carryforwards.

Expenses of the Reorganizations

SunAmerica or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Portfolio’s portfolio securities prior to or after the applicable Reorganization as described in the relevant Reorganization Agreement. SunAmerica or its affiliates will pay these expenses whether or not a Reorganization is approved at the Special Meeting and whether or not a Reorganization is ultimately consummated. Expenses incurred in connection with each Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Boards, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Portfolio’s financial statements in the Form N-14; tabulation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

All other expenses of each of the Portfolios shall be paid by the applicable Portfolio. SunAmerica has estimated that the brokerage commissions and other transactions costs associated with the portfolio repositioning, expected to almost entirely occur immediately following each Reorganization, will be $86,992 (0.004% of net assets of the Combined Portfolio) for the SA Columbia Technology Portfolio, $109,331 (0.022% of net assets of the Combined Portfolio) for the SA PGI Asset Allocation Portfolio and $85,252 (0.011% of net assets of the Combined Portfolio) for the SA WellsCap Aggressive Growth Portfolio. The brokerage commissions and other transactions costs associated with the Reorganization of each of the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio will be minimal, if any. None of the Portfolios will pay any expenses of shareholders arising out of or in connection with the Reorganizations, except for the estimated broker commissions listed above.

Legal Matters

Certain legal matters concerning the federal income tax consequences of each Reorganization and issuance of shares of each Acquiring Portfolio will be passed on by Willkie Farr & Gallagher LLP and Morgan Lewis  & Bockius LLP, special counsel to the Trust.

OTHER INFORMATION

Capitalization

The following tables set forth as of December 31, 2020: (i) the unaudited capitalization of the SA Columbia Technology Portfolio, (ii) the unaudited capitalization of the Target SA Wellington Capital Appreciation Portfolio, (iii) the unaudited capitalization of the Acquiring SA Wellington Capital Appreciation Portfolio, (iv) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization of the Target SA Wellington Capital Appreciation Portfolio has been approved, and (v) the unaudited pro forma combined capitalization of the Combined Portfolio assuming each Reorganization has been approved. The Reorganization involving the SA Columbia Technology Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio is contingent on the consummation of the Reorganization involving the Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

SA Columbia Technology Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$22,787,109	$6,889,797	$126,171,837
Shares Outstanding:	2,165,151	682,488	12,848,164
Net Assets Per Share:	$10.52	$10.10	$9.82

Target SA Wellington Capital Appreciation Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$873,694,125	$63,955,943	$938,153,161
Shares Outstanding:	13,482,889	1,059,861	16,316,026
Net Assets Per Share:	$64.80	$60.34	$57.50

Acquiring SA Wellington Capital Appreciation Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$-	$-	$-
Shares Outstanding:	-	-	-
Net Assets Per Share:	$-	$-	$-

Target SA Wellington Capital Appreciation Portfolio into Acquiring SA Wellington Capital Appreciation Portfolio

Pro Forma Combined Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$22,787,109	$6,889,797	$126,171,837
Shares Outstanding:	351,652	114,176	2,194,335
Net Assets Per Share:	$64.80	$60.34	$57.50

SA Columbia Technology Portfolio and Target SA Wellington Capital Appreciation Portfolio into Acquiring SA

Wellington Capital Appreciation Portfolio

Pro Forma Combined Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$896,481,234	$70,845,740	$1,064,324,998
Shares Outstanding:	13,834,544	1,174,037	18,510,354
Net Assets Per Share:	$64.80	$60.34	$57.50

The following tables set forth as of January 31, 2021: (i) the unaudited capitalization of the SA PGI Asset Allocation Portfolio, (ii) the unaudited capitalization of the SA JPMorgan Diversified Balanced Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

SA PGI Asset Allocation Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$93,822,860	$11,187,352	$62,632,971
Shares Outstanding:	6,470,178	772,207	4,363,755
Net Assets Per Share:	$14.50	$14.49	$14.35

SA JPMorgan Diversified Balanced Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$74,002,515	$11,545,384	$227,444,867
Shares Outstanding:	3,561,130	556,891	11,036,489
Net Assets Per Share:	$20.78	$20.73	$20.61

SA PGI Asset Allocation Portfolio into SA JPMorgan Diversified Balanced Portfolio

Pro Forma Combined Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$167,825,375	$22,732,736	$290,077,838
Shares Outstanding:	8,076,060	1,096,510	14,075,709
Net Assets Per Share:	$20.78	$20.73	$20.61

The following tables set forth as of December 31, 2020: (i) the unaudited capitalization of the Target SA Wellington Government and Quality Bond Portfolio, (ii) the unaudited capitalization of the Acquiring SA Wellington Government and Quality Bond Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Target SA Wellington Government and Quality Bond Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$1,063,081,408	$22,786,658	$732,226,338
Shares Outstanding:	65,899,588	1,408,108	45,511,823
Net Assets Per Share:	$16.13	$16.18	$16.09

Acquiring SA Wellington Government and Quality Bond Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$-	$-	$-
Shares Outstanding:	-	-	-
Net Assets Per Share:	$-	$-	$-

Target SA Wellington Government and Quality Bond Portfolio into Acquiring SA Wellington Government and Quality Bond Portfolio

Pro Forma Combined Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$1,063,081,408	$22,786,658	$732,226,338
Shares Outstanding:	65,899,588	1,408,108	45,511,823
Net Assets Per Share:	$16.13	$16.18	$16.09

The following tables set forth as of December 31, 2020: (i) the unaudited capitalization of the Target SA Wellington Strategic Multi-Asset Portfolio, (ii) the unaudited capitalization of the Acquiring SA Wellington Strategic Multi-Asset Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Target SA Wellington Strategic Multi-Asset Portfolio

	Class 1	Class 3
Net Assets:	$17,048,096	$89,474,433
Shares Outstanding:	1,741,963	9,195,972
Net Assets Per Share:	$9.79	$9.73

Acquiring SA Wellington Strategic Multi-Asset Portfolio

	Class 1	Class 3
Net Assets:	$-	$-
Shares Outstanding:	-	-
Net Assets Per Share:	$-	$-

Target SA Wellington Strategic Multi-Asset Portfolio into Acquiring SA Wellington Strategic Multi-Asset Portfolio

Pro Forma Combined Portfolio

	Class 1	Class 3
Net Assets:	$17,048,096	$89,474,433
Shares Outstanding:	1,741,963	9,195,972
Net Assets Per Share:	$9.79	$9.73

The following tables set forth as of January 31, 2021: (i) the unaudited capitalization of the SA WellsCap Aggressive Growth Portfolio, (ii) the unaudited capitalization of the SA JPMorgan Mid-Cap Growth Portfolio, and (iii) the unaudited pro forma combined capitalization of the Combined Portfolio assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

SA WellsCap Aggressive Growth Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$141,460,412	$4,537,714	$69,439,869
Shares Outstanding:	4,010,670	132,152	2,064,945
Net Assets Per Share:	$35.27	$34.34	$33.63

SA JPMorgan Mid-Cap Growth Portfolio

Class 1	Class 2	Class 3

Net Assets:	$274,202,425	$18,886,626	$225,018,441
Shares Outstanding:	10,612,840	768,614	9,455,392
Net Assets Per Share:	$25.84	$24.57	$23.80

SA WellsCap Aggressive Growth Portfolio into SA JPMorgan Mid-Cap Growth Portfolio

Pro Forma Combined Portfolio

	Class 1	Class 2	Class 3
Net Assets:	$415,662,837	$23,424,340	$294,458,310
Shares Outstanding:	16,087,953	953,282	12,373,290
Net Assets Per Share:	$25.84	$24.57	$23.80

Shareholder Information

SA Columbia Technology Portfolio. As of the Record Date, there were [ ] shares of the SA Columbia Technology Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA Columbia Technology Portfolio.] As of the Record Date, no person was known by the SA Columbia Technology Portfolio to own beneficially or of record 5% or more of any class of shares of the SA Columbia Technology Portfolio’s shares, except as follows:

	Name	Address	%
SA Columbia Technology Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
SA Columbia Technology Portfolio (Class 2)	[ ]%	[ ]%	[ ]%
SA Columbia Technology Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

Target SA Wellington Capital Appreciation Portfolio. As of the Record Date, there were [ ] shares of the Target SA Wellington Capital Appreciation Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Target SA Wellington Capital Appreciation Portfolio.] As of the Record Date, no person was known by the Target SA Wellington Capital Appreciation Portfolio to own beneficially or of record 5% or more of any class of shares of the Target SA Wellington Capital Appreciation Portfolio’s shares, except as follows:

	Name	Address	%
Target SA Wellington Capital Appreciation Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
Target SA Wellington Capital Appreciation Portfolio (Class 2)	[ ]%	[ ]%	[ ]%
Target SA Wellington Capital Appreciation Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

SA PGI Asset Allocation Portfolio. As of the Record Date, there were [ ] shares of the SA PGI Asset Allocation Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA PGI Asset Allocation Portfolio.] As of the Record Date, no person was known by the SA PGI Asset Allocation Portfolio to own beneficially or of record 5% or more of any class of shares of the SA PGI Asset Allocation Portfolio’s shares, except as follows:

	Name	Address	%
SA PGI Asset Allocation Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
SA PGI Asset Allocation Portfolio (Class 2)	[ ]%	[ ]%	[ ]%
SA PGI Asset Allocation Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

SA JPMorgan Diversified Balanced Portfolio. As of the Record Date, there were [ ] shares of the SA JPMorgan Diversified Balanced Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA JPMorgan Diversified Balanced Portfolio.] As of the Record Date, no person was known by the SA JPMorgan Diversified Balanced Portfolio to own beneficially or of record 5% or more of any class of shares of the SA JPMorgan Diversified Balanced Portfolio’s shares, except as follows:

	Name	Address	%
SA JPMorgan Diversified Balanced Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
SA JPMorgan Diversified Balanced Portfolio (Class 2)	[ ]%	[ ]%	[ ]%
SA JPMorgan Diversified Balanced Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

Target SA Wellington Government and Quality Bond Portfolio. As of the Record Date, there were [ ] shares of the Target SA Wellington Government and Quality Bond Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Target SA Wellington Government and Quality Bond Portfolio.] As of the Record Date, no person was known by the Target SA Wellington Government and Quality Bond Portfolio to own beneficially or of record 5% or more of any class of shares of the Target SA Wellington Government and Quality Bond Portfolio’s shares, except as follows:

	Name	Address	%
Target SA Wellington Government and Quality Bond Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
Target SA Wellington Government and Quality Bond Portfolio (Class 2)	[ ]%	[ ]%	[ ]%
Target SA Wellington Government and Quality Bond Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

Target SA Wellington Strategic Multi-Asset Portfolio. As of the Record Date, there were [ ] shares of the Target SA Wellington Strategic Multi-Asset Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Target SA Wellington Strategic Multi-Asset Portfolio.] As of the Record Date, no person was known by the Target SA Wellington Strategic Multi-Asset Portfolio to own beneficially or of record 5% or more of any class of shares of the Target SA Wellington Strategic Multi-Asset Portfolio’s shares, except as follows:

	Name	Address	%
Target SA Wellington Strategic Multi-Asset Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
Target SA Wellington Strategic Multi-Asset Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

SA WellsCap Aggressive Growth Portfolio. As of the Record Date, there were [ ] shares of the SA WellsCap Aggressive Growth Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA WellsCap Aggressive Growth Portfolio.] As of the Record Date, no person was known by the SA WellsCap Aggressive Growth Portfolio to own beneficially or of record 5% or more of any class of shares of the SA WellsCap Aggressive Growth Portfolio’s shares, except as follows:

	Name	Address	%
SA WellsCap Aggressive Growth Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
SA WellsCap Aggressive Growth Portfolio (Class 2)	[ ]%	[ ]%	[ ]%
SA WellsCap Aggressive Growth Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

SA JPMorgan Mid-Cap Growth Portfolio. As of the Record Date, there were [ ] shares of the SA JPMorgan Mid-Cap Growth Portfolio outstanding. [As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the SA JPMorgan Mid-Cap Growth Portfolio.] As of the Record Date, no person was known by the SA JPMorgan Mid-Cap Growth Portfolio to own beneficially or of record 5% or more of any class of shares of the SA JPMorgan Mid-Cap Growth Portfolio’s shares, except as follows:

	Name	Address	%
SA JPMorgan Mid-Cap Growth Portfolio (Class 1)	[ ]%	[ ]%	[ ]%
SA JPMorgan Mid-Cap Growth Portfolio (Class 2)	[ ]%	[ ]%	[ ]%
SA JPMorgan Mid-Cap Growth Portfolio (Class 3)	[ ]%	[ ]%	[ ]%

As of the Record Date, each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio did not have any shares outstanding.

Shareholder Rights and Obligations

Each of the Target Portfolios and its corresponding Acquiring Portfolio are series of AST or SAST, as applicable, each a Massachusetts business trust. Each of AST and SAST are governed by its declaration of trust (each, a “Declaration” and together, the “Declarations”), its by-laws and applicable Massachusetts law, in addition to the 1940 Act. The Declaration and by-laws of each of AST and SAST are substantially the same. Below is a summary description of certain shareholder rights and obligations and other provisions contained in the Declarations and by-laws of both Trusts. Shareholders should consult copies of each of the Declarations and by-laws on file with the SEC.

AST was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 26, 1983. AST currently consists of four separate portfolios, each of which may offer Class 1, Class 2 and/or Class 3 shares. SAST was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 11, 1992. SAST currently consists of sixty-three separate portfolios, each of which may offer Class 1, Class 2 and/or Class 3 shares. The Trustees of each Trust may authorize the creation of additional separate portfolios in the future, may determine the preferences, voting powers, rights and privileges thereof and may modify such preferences, voting powers, rights and privileges without shareholder approval. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which classes may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors. Each Trust or any portfolio or class thereof may be terminated at any time by the Trustees upon written notice to the shareholders.

Except as otherwise described herein, all shares of each Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders.

Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act, or under a Trust’s Declaration. Under the 1940 Act, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.

The Trustees are authorized to set the number of Trustees and to increase or decrease the number of Trustees. A Trustee may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the applicable Trust, or by a vote of two-thirds of the remaining Trustees. Except in the case of removal as set forth above, or resignation, retirement, incompetency or incapacity, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders.

A shareholder vote is generally required only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Trustees have broad authority to approve reorganizations between a portfolio and another entity, such as another mutual fund, or the sale of all or substantially all of a portfolio’s assets if shareholder approval is not required under the 1940 Act. In addition, the Trustees are authorized to amend the relevant Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the relevant Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

On any matter submitted to a vote of the shareholders of a Trust, all shares of all Portfolios and classes then entitled to vote are voted together, except that (i) when required by the 1940 Act to be voted by individual Portfolio or class, shares are voted by individual Portfolio or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more Portfolios or classes, only shareholders of such one or more Portfolios or classes are entitled to vote on that matter.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and Class 3 shares are subject to service fees; and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and Class 3 shares.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, each Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declarations further provide for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the portfolio itself was unable to meet its obligations.

Each Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. Each Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Each Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Each Declaration provides a detailed process for the bringing of derivative actions by shareholders consistent with Massachusetts law and provides that actions commenced by shareholders against the Trust or a portfolio be brought in certain courts in Massachusetts. Each Declaration also provides that any shareholder bringing an action against the Portfolio waives the right to trial by jury to the fullest extent permitted by law. However, each Declaration provides that no provision of the Declaration will be effective to require a waiver of compliance with any provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or any rule, regulation or order of the SEC thereunder.

Shareholder Proposals

Each of the Portfolios does not hold regular or annual meetings of shareholders. The Portfolios hold meetings of shareholders whenever (a) the 1940 Act requires shareholders to act upon certain matters, including: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; (iv) changes to fundamental restrictions, and (v) in the case of certain reorganizations and (b) when required under the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of the Trust, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Target Portfolios and the applicable Board of Trustees primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about [ ], 2021. In addition to the solicitation of proxies by mail, employees of the Target Portfolios and its affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the Reorganizations are estimated to be approximately $188,915, and other expenses of the Reorganizations, including legal, audit, filing fees and other related expenses are estimated to be approximately $1,192,927, all of which will be borne by SunAmerica or its affiliates. SunAmerica or its affiliates will also bear any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes. SunAmerica has retained Georgeson Inc., a Computershare company (“Georgeson”) to serve as a proxy solicitation firm on behalf of the Target Portfolios. Georgeson, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the proposal should be directed to Georgeson by telephone at 866-963-5822.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Target Portfolio into the corresponding Portfolio and the solicitation of proxies by and on behalf of the applicable Board of Trustees for use at the Special Meeting. The Special Meeting will be held virtually on October 27, 2021 at 4:00 p.m., Eastern Standard Time, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Portfolios had the following shares outstanding:

Target Portfolios	Class 1	Class 2	Class 3
SA Columbia Technology Portfolio	[ ]	[ ]	[ ]
SA PGI Asset Allocation Portfolio	[ ]	[ ]	[ ]
SA Wellington Capital Appreciation Portfolio	[ ]	[ ]	[ ]
SA Wellington Government and Quality Bond Portfolio	[ ]	[ ]	[ ]
SA Wellington Strategic Multi-Asset Portfolio	[ ]	--	[ ]
SA WellsCap Aggressive Growth Portfolio	[ ]	[ ]	[ ]

Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by each Target Portfolio of the applicable proposed Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the relevant Target Portfolio as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Portfolio, voting together as a single class.

The Reorganization involving the SA Columbia Technology Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio is contingent on shareholder approval of the Reorganization involving the Target SA Wellington Capital Appreciation Portfolio into the Acquiring SA Wellington Capital Appreciation Portfolio. Shareholder approval of all other Reorganizations is not contingent upon shareholder approval of any other Reorganization. If a Target Portfolio’s shareholders fail to approve the applicable proposed Reorganization, the Reorganization will not occur and the relevant Board of Trustees may consider other alternatives, which may include seeking a merger with a different fund, the liquidation of the Target Portfolio or continuing current operations of the Target Portfolio. If no suitable alternatives can be found, the Board of Trustees may consider the liquidation of such Target Portfolio. Each Board of Trustees has fixed the close of business on August 3, 2021 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the paper voting instruction card or by submitting a Proxy by telephone or over the internet), the shares of the Target Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

The holders of thirty percent of the shares of each Target Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The Special Meeting may be adjourned by the chairman of the Special Meeting, whether or not a quorum is present. If the time and place for the adjourned meeting is announced at the Special Meeting, no further notice need be given. A quorum for the Special Meeting is likely to be attained due to “echo voting” described below.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization.

Manner of Voting

In addition to voting at the virtual Special Meeting, Target Portfolio shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or voting instruction card or by casting their vote via telephone or over the internet using the instructions provided on the enclosed proxy card or voting instruction card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Trust.

Echo Voting. Shares of the Portfolios are sold to the Separate Account and are used as investment options under Variable Contracts. Contract Owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolios. The Life Companies use the Portfolio as a funding vehicle, and are, in most cases, the legal shareholders of the Portfolios. As such, the Life Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the Contract Owner and will vote shares or other interests in the Separate Account as directed by the Contract Owner. In the event that any Contract Owner fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those Contract Owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same Separate Account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. The Life Companies will also proportionally vote any shares held for their own account.

Voting by Mail. To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card or voting instruction card at hand.

Internet Voting Prior to the Special Meeting. To vote over the internet, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or internet need not return their proxy card or voting instruction card by mail.

A person submitting votes by telephone or internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Georgeson Inc., a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Target Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.

[ ], 2021

APPENDIX A

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Trust, on behalf of the relevant Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

In addition, the Portfolios may have non-fundamental investment restrictions or operating policies which have been approved by the relevant Trust’s Board of Trustees. Non-fundamental investment restrictions or operating policies may be changed by the Board of Trustees without shareholder approval. The fundamental and non-fundamental investment restrictions and operating policies of each Portfolio are listed below. All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy and illiquid security policy.

Fundamental Investment Restrictions

The SA PGI Asset Allocation Portfolio may not:

1.

Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

2.	As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer.

3.

Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. As to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

4.

Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that the Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent the Portfolio from investing in securities secured by real estate or interests therein.

5.

Purchase commodities or commodity contracts; except that the Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

6.	Borrow money, except to the extent permitted by applicable law or regulatory approval.

7.	Purchase securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction.

8.

Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

Each of the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio, and the Target SA Wellington Strategic Multi-Asset Portfolio may not:

1.

With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer (in each case measured at market value at the time of each investment).

2.

Acquire any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, more than 25% of its total assets (taken at current value) would then be invested in a single industry.

3.	Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

4.	Make short sales of securities or maintain a short position.

5.

Purchase any security, if as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) that are less than three years old.

6.

Buy or sell commodities or commodity contracts (except financial futures as described herein) or real estate or interests in real estate, although a Portfolio may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

7.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under certain federal securities laws.

8.	Make investments for the purpose of exercising control or management.

9.

Purchase any security restricted as to disposition under federal securities laws, if as a result, a Portfolio would have more than 10% of its total assets (taken at current value) invested in securities for which market quotations are not readily available and in repurchase agreements with a maturity of longer than seven days.

10.

Invest in interests in oil, gas or other mineral exploration or development programs, although to the extent consistent with its investment objectives and policies, a Portfolio may invest in the publicly traded securities of companies which invest in or sponsor such programs.

11.

Make loans, except through (a) the purchase of bonds, debt obligations such as GNMA securities, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions; (b) repurchase agreements; and (c) as otherwise permitted by exemptive order of the SEC. The purchase of a portion of an issue of securities described under (a) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

12.

Borrow money or pledge Portfolio assets except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets. (Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit of U.S. Treasury bills in escrow in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Trust’s custodian or in a margin account with a broker in connection with futures, or related options transactions or in connection with the writing of call and put options in spread transactions, is deemed to be a pledge.)

13.

Write, purchase or sell puts, calls or combinations thereof on stocks, except as described under Investment Goals and Strategies with respect to the SA Wellington Capital Appreciation Portfolio and SA Wellington Strategic Multi-Asset Portfolio.

Each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio, the Acquiring SA Wellington Strategic Multi-Asset Portfolio, the SA Columbia Technology Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio and the SA WellsCap Aggressive Growth Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The following fundamental investment restriction is applicable to the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio, the Acquiring SA Wellington Strategic Multi-Asset Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio and the SA WellsCap Aggressive Growth Portfolio but not the SA Columbia Technology Portfolio:

7.

Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The following fundamental investment restriction is only applicable to the SA Columbia Technology Portfolio:

8.

The Portfolio may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.

Non-Fundamental Investment Restrictions

Each of the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio, and the Target SA Wellington Strategic Multi-Asset Portfolio do not have Non-Fundamental Investment Restrictions. Under its operating policies, the SA PGI Asset Allocation Portfolio may not:

1.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of its total assets would be so invested.

2.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectuses and Statement of Additional Information, as amended from time to time.

3.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

4.	Invest in companies for the purpose of exercising control or management.

5.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

6.	Sell securities short except to the extent permitted by applicable law.

7.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectuses and SAI, as amended from time to time.

8.

Issue any senior securities except as permitted by the 1940 Act, and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

Each of the SA Columbia Technology Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth and the SA WellsCap Aggressive Growth Portfolio has adopted the following non-fundamental policies, which may be changed by the SAST Board of Trustees without shareholder approval. Under these restrictions, each of the Portfolios may not:

1.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested.

2.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and SAI, as amended from time to time.

3.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the SA JPMorgan Diversified Balanced Portfolio and SA WellsCap Aggressive Growth Portfolio may pledge assets in reverse repurchase agreements.

4.	Invest in companies for the purpose of exercising control or management.

5.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

6.	Sell securities short except to the extent permitted by applicable law.

7.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and SAI, as amended from time to time.

8.	Issue any senior securities except as permitted by the 1940 Act.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                 , 2021, among and between SunAmerica Series Trust, a Massachusetts business trust (the “[Acquiring] Trust”), on behalf of the                                  (the “Acquiring Fund”), [the Trust]/[                        , a Massachusetts business trust (the “Target Trust,” and together with the Acquiring Trust, the “Trusts”)], on behalf of the                          (the “Target Fund,” and together with the Acquiring Fund, the “Funds”) and, solely with respect to Article IX, SunAmerica Asset Management, LLC. Each of the Acquiring Fund and Target Fund is designated as a legally separate series of the [applicable] Trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund in exchange for Class 1, Class 2 and Class 3 shares of the Acquiring Fund, as applicable (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, [the]/[each] Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the [Acquiring] Trust, on behalf of the Acquiring Fund, is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the [Acquiring] Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the [Target] Trust has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund Shareholders (as defined in paragraph 1.5);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the [Target] Trust, on behalf of the Target Fund, agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the [Acquiring] Trust, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph

2.2; and (b) to assume the liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class 1 shares of the Acquiring Fund correspond to Class 1 shares of the Target Fund; Class 2 shares of the Acquiring Fund correspond to Class 2 shares of the Target Fund; and Class 3 shares of the Acquiring Fund correspond to Class 3 shares of the Target Fund, each as applicable.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Target Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by SunAmerica Asset Management, LLC, each Fund’s investment adviser (the “Adviser”), pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the [Acquiring] Trust[, on behalf of the Acquiring Fund,] shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date. [Prior to the Closing Date, the Target Trust, on behalf of the Target Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.]

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of the Target Fund’s shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The [Acquiring] Trust shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the

[Target] Trust, on behalf of the Target Fund. [The Acquiring Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

1.9 TERMINATION. The Target Fund shall be terminated as a series of the [Target] Trust promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts [and the federal securities laws.

1.10 BOOKS AND RECORDS. Concurrently with the Closing, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY TRUST. The [applicable] Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Acquiring Fund and the Target Fund, as the case may be.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the [Acquiring] Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the [Acquiring] Trust’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [—], 2021, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held virtually.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be transferred to or for the account of the Acquiring Fund as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, VALIC Retirement Services Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE [TARGET] TRUST ON BEHALF OF THE TARGET FUND. The [Target] Trust, on behalf of the Target Fund, represents and warrants to the [Acquiring Trust, on behalf of the] Acquiring Fund, as follows:

(a) The [Target] Trust is a trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Target Fund has been validly designated as a separate series of the [Target] Trust. The [Target] Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The [Target] Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The [Target] Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The [Target] Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) If applicable, the Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the [Target] Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the [Target] Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the [Target] Trust with respect to itself and the

Target Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the [Target] Trust, on behalf of the Target Fund, will not result in the violation of Massachusetts law or any provision of the [Target] Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the [Target] Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the [Target] Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the [Target] Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound.

(f) The [Target] Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the [Target] Trust’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the [Target] Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of [                    ] the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by [                    ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. [The unaudited financial statements of the Target Fund for the six months ended [                    ] have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended [                    ] [and the unaudited financial statements for the six months ended [                    ]], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of the Target Fund’s shares by a Target Fund’s Shareholders shall not constitute a material adverse change.

(j) Since [            ], 202[--], there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable. Since [            ], 202[--], there has not been any amendment of the [Target] Trust’s organizational documents in a manner materially affecting the Target Fund.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The [Target] Trust has authorized shares of beneficial interest allocated to the Target Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class 1, Class 2 and Class 3 for the Target Fund, as applicable. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any Target Fund shares.

(m) At the Closing Date, the [Target] Trust, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Target Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the [Target] Trust. Subject to the approval of this Agreement by the Target Fund Shareholders, the Target, this Agreement constitutes a valid and binding obligation of the [Target] Trust and the Target Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the

Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund is a separate series of the [Target] Trust that is treated as a corporation separate from any and all other series of the [Target] Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the [Target] Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the [Target] Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of the Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [October 27], 2021 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE [ACQUIRING] TRUST, ON BEHALF OF THE ACQUIRING FUND. The [Acquiring] Trust, on behalf of the Acquiring Fund, represents and warrants to the [Acquiring Trust, on behalf of the] Target Fund, as follows:

(a) The [Acquiring] Trust is a trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund has been validly established as a separate series of the [Acquiring] Trust. The [Acquiring] Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The [Acquiring] Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The [Acquiring] Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The [Acquiring] Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the [Acquiring] Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the [Acquiring] Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the [Acquiring] Trust and the Target Fund furnished to the Acquiring Fund by the [Acquiring] Trust or the Target Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the [Acquiring] Trust with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the [Acquiring] Trust, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the [Acquiring] Trust’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the [Acquiring] Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the [Acquiring] Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the [Acquiring] Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the [Acquiring] Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the [Acquiring] Trust or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of [                ], the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by [                ], and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. [The unaudited financial statements of the Acquiring Fund for the six months ended [                ] have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.]

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended [                ] [and the unaudited financial statements for the six months ended [                ]], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The [Acquiring] Trust has authorized shares of beneficial interest allocated to the Acquiring Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class 1, Class 2 and Class 3 for the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The [Acquiring] Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the [Acquiring] Trust. This Agreement constitutes a valid and binding obligation of the [Acquiring] Trust and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund is a separate series of the [Acquiring] Trust that is treated as a corporation separate from any and all other series of the [Acquiring] Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the [Acquiring] Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the [Acquiring] Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

[(p) The Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, the Acquiring Fund does not have any tax attributes immediately before the transaction other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of the Acquiring Fund. The Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the Target Fund will own all of the Acquiring Fund’s outstanding shares, provided that the Acquiring Fund may issue nominal Acquiring Fund Shares to SunAmerica Asset Management LLC (or an affiliate thereof) for purposes of certain organizational matters only.]

ARTICLE V

COVENANTS OF THE [ACQUIRING] TRUST, ON BEHALF OF THE ACQUIRING FUND, AND [THE

TARGET TRUST, ON BEHALF OF] THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. [The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations.]

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the [Target] Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the [Target Trust, on behalf of the] Target Fund shall make available to the [Acquiring] Trust’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Target Fund.

5.4 ADDITIONAL INFORMATION. The [Target] Trust and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The [Target] Trust, on behalf of the Target Fund, will terminate all agreements to which it is a party, on behalf of the Target Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the [Acquiring] Trust, on behalf of the Acquiring Fund[,] and [the Target Trust, on behalf of] the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the [Target] Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

[5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the [Target] Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the [Target] Trust.]

5.8 UNAUDITED FINANCIAL STATEMENTS. The [Target] Trust shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Target Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the [Target] Trust as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The [Acquiring] Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders, if necessary. The N-14 Registration Statement shall include a notice to Target Fund Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to [each of] the Trust[s] and each of the [Trusts and the] Funds, will render an opinion on these matters. [None of the Acquiring Trust, the Acquiring Fund, the Target Trust or the Target Fund]/[Neither the Acquiring Fund nor the Target Fund (nor the Trust, on behalf of either the Acquiring Fund or the Target Fund)] shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the [Acquiring] Trust, on behalf of the Acquiring Fund and [the Target Trust, on behalf of] the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to the Trust[s], to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. [Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund]/[The Trust, on behalf of the Acquiring Fund and the Target Fund], shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The [Acquiring] Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The [Target] Trust, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14 PROXY. The Target Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE [TARGET] TRUST, ON BEHALF OF THE TARGET

FUND

The obligations of the [Target] Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the [Acquiring] Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Trust, on behalf of the Acquiring Fund) pursuant to this Agreement on or before the Closing Date, and, in addition, shall be subject to the following conditions:

6.1 All representations, covenants and warranties of the [Acquiring] Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The [Target] Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the [Target] Trust, on behalf of the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The [Acquiring] Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the [Acquiring] Trust of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the [Acquiring] Trust, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the [Acquiring] Trust and the Acquiring Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE [ACQUIRING] TRUST, ON BEHALF OF THE

ACQUIRING FUND

The obligations of the [Acquiring] Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the [Target] Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the [Target] Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the [Target] Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the [Target] Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The [Acquiring] Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the [Acquiring] Trust, on behalf of the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The [Target] Trust is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the [Target] Trust of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the [Target] Trust, on behalf of the Target Fund, or the enforceability of the Agreement against the [Target] Trust and the Target Fund.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE [ACQUIRING] TRUST, ON BEHALF OF

THE ACQUIRING FUND, AND THE [TARGET] TRUST, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the [Acquiring] Trust, the Acquiring Fund[, the Target Trust] or the Target Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the [Target] Trust’s declaration of trust and by-laws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, none of the [Acquiring] Trust, the Acquiring Fund [, the Target Trust] or the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust, with respect to the Acquiring Fund, on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the [Acquiring] Trust, the Acquiring Fund[, the Target Trust] or the Target Fund, or the Adviser, Trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Trust[s][, on behalf of each of the Acquiring Fund and the Target Fund,] shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust[s], substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the [Target] Trust, on behalf of the Target Fund[, by the Acquiring Trust, on behalf of]/[and] the Acquiring Fund, and [their]/[its] respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Fund of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held the Target Fund shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such Asset in the hands of the Target Fund immediately prior to the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Fund will include the holding period of each such Asset when held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the [Acquiring] Trust, on behalf of the Acquiring Fund[,] and [the Target Trust, on behalf of] the Target Fund, will cooperate to make and certify the accuracy of such representations. No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset as to which unrealized gain or loss is requested to be recognized for federal income tax purposes at the end of a taxable year or on the termination or transfer thereof under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, [neither] the [Acquiring] Trust, on behalf of the Acquiring Fund [nor the Target Trust, on behalf of]/[and] the Target Fund, may [not] waive the condition set forth in this paragraph 8.5.

[8.6 The reorganization of Wellington Capital Appreciation Portfolio, a series of the Target Trust, into Wellington Capital Appreciation Portfolio, a series of the Acquiring Trust, shall have closed.]

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates shall bear the direct and indirect expenses incurred by the [Acquiring] Trust, the Acquiring Fund,[the Target Trust] and the Target Fund, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the [Acquiring] Trust, on behalf of [each of] the Acquiring Fund [and the Target Trust, on behalf of]/[or] the Target Fund. In addition, the [Acquiring] Trust, on behalf of [either] the Acquiring Fund[,] or [Target Trust, on behalf of] the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the [applicable] Trust In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Trust[s][, on behalf of each of the Target Fund and the Acquiring Fund,] as specifically authorized by the Board[s] of Trustees; provided, however, that, following the meeting of the Target Fund Shareholders called by the [Target] Trust, on behalf of the Target Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of the Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 A copy of the Declaration of Trust of [each]/[the] Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of [each]/[the] Trust shall have any personal liability under this Agreement, and that insofar as it relates to a Fund, this Agreement is binding only upon the assets and properties of such fund.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund or the Target Fund, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, Attention: John Genoy, President, or to any other address that the Acquiring Fund or the Target Fund shall have last designated by notice to the other party. Whenever any notice is required or permitted to be given by any provisions of this Agreement, a written waiver of such notice, signed by the party entitled to said notice, or a waiver by electronic transmission by the party entitled to said notice, shall be deemed equivalent to such required or permitted notice.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SunAmerica Series Trust, on behalf of its series,

Portfolio

By: Name: Title:

, on behalf of its series,

Portfolio

By: Name: Title:

SunAmerica Asset Management, LLC,

solely with respect to Article IX

By: Name: Title:

SUBJECT TO COMPLETION DATED JUNE 30, 2021

ANCHOR SERIES TRUST

SA PGI Asset Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

SA JPMorgan Diversified Balanced Portfolio

SA JPMorgan Mid-Cap Growth Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

SA WellsCap Aggressive Growth Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

[    ], 2021

This Statement of Additional Information (the “SAI”) relates to the proposed reorganizations (each, a “Reorganization”) of certain series of SunAmerica Series Trust (“SAST”) or Anchor Series Trust (“AST”), as set out in the following table under the heading “Target Portfolios” (each, a “Target Portfolio” and collectively, the “Target Portfolios”), into a series of SAST, set out in the following table under the heading “Acquiring Portfolios” (each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”).

Target Portfolios	Acquiring Portfolios
SA Columbia Technology Portfolio, a series of SAST	SA Wellington Capital Appreciation Portfolio, a newly created series of SAST (“Acquiring SA Wellington Capital Appreciation Portfolio”)
SA Wellington Capital Appreciation Portfolio, a series of AST (“Target SA Wellington Capital Appreciation Portfolio”)	Acquiring SA Wellington Capital Appreciation Portfolio
SA PGI Asset Allocation Portfolio, a series of AST	SA JPMorgan Diversified Balanced Portfolio, a series of SAST
SA Wellington Government and Quality Bond Portfolio, a series of AST (“Target SA Wellington Government and Quality Bond Portfolio”)	SA Wellington Government and Quality Bond Portfolio, a newly created series of SAST (“Acquiring SA Wellington Government and Quality Bond Portfolio”)
SA Wellington Strategic Multi-Asset Portfolio, a series of AST (“Target SA Wellington Strategic Multi-Asset Portfolio”)	SA Wellington Strategic Multi-Asset Portfolio, a newly created series of SAST (“Acquiring SA Wellington Strategic Multi-Asset Portfolio”)
SA WellsCap Aggressive Growth Portfolio, a series of SAST	SA JPMorgan Mid-Cap Growth Portfolio, a series of SAST

This SAI contains information which may be of interest to shareholders of each Target Portfolio relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [ ], 2021 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of all of the assets and liabilities of the relevant Target Portfolio in exchange for shares of the corresponding Acquiring Portfolio. Each Target Portfolio will distribute the corresponding Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Target Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”), and is available upon request and without charge by writing to an Acquiring Portfolio, c/o SunAmerica Series Trust, 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367 or by calling 800.445.7862.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Additional Information about the Target Portfolios and the Acquiring Portfolios	S-1
Financial Statements	S-1
Supplemental Financial Information	S-1

i

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIOS AND THE ACQUIRING PORTFOLIOS

For each of the SA PGI Asset Allocation Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio: Incorporated by reference is the Statement of Additional Information for AST in the Registration Statement on Form N-1A of AST dated May 1, 2021, as filed with the SEC (Securities Act File No. 811-03836).

For each of the SA Columbia Technology Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio and the SA WellsCap Aggressive Growth Portfolio: Incorporated by reference is the Statement of Additional Information for SAST in the Registration Statement on Form N-1A of SAST dated May 1, 2021, as filed with the SEC (Securities Act File No. 033-52742).

For each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio: Incorporated by reference is the Statement of Additional Information for SAST in the Registration Statement on Form N-1A of SAST dated [ ], 2021, as filed with the SEC (Securities Act File No. 033-52742).

FINANCIAL STATEMENTS

For each of the SA PGI Asset Allocation Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio, this SAI incorporates by reference the Annual Report of AST for the fiscal year ended December 31, 2020, which has been filed with the SEC. For each of the SA Columbia Technology Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio and the SA WellsCap Aggressive Growth Portfolio, this SAI incorporates by reference the Annual Report of SAST for the fiscal year ended January 31, 2021, which has been filed with the SEC. The Annual Reports contain historical financial information regarding the relevant Portfolio(s). The financial statements and the report of the independent registered public accounting firm in (i) the Annual Report of AST with respect to each of the SA PGI Asset Allocation Portfolio, the Target SA Wellington Capital Appreciation Portfolio, the Target SA Wellington Government and Quality Bond Portfolio and the Target SA Wellington Strategic Multi-Asset Portfolio (filed via EDGAR on March 9, 2021, Accession No. 0001193125-21-074438) and (ii) the Annual Report of SAST with respect to each of the SA Columbia Technology Portfolio, the SA JPMorgan Diversified Balanced Portfolio, the SA JPMorgan Mid-Cap Growth Portfolio and the SA WellsCap Aggressive Growth Portfolio (filed via EDGAR on April 9, 2021, Accession No. 0001193125-21-111392), are each incorporated herein by reference. Each of the Acquiring SA Wellington Capital Appreciation Portfolio, the Acquiring SA Wellington Government and Quality Bond Portfolio and the Acquiring SA Wellington Strategic Multi-Asset Portfolio is recently organized, as such, there are no financial statements for such Acquiring Portfolio.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Acquiring Portfolio and each Target Portfolio, and the fees and expenses of each Acquiring Portfolio on a pro forma basis after giving effect to the proposed Reorganizations, is included in the section entitled “Summary – Fees and Expenses” of the Combined Prospectus/Proxy Statement.

Each Reorganization will not result in a material change to a Target Portfolio’s investment portfolio due to the investment restrictions of the respective Acquiring Portfolio. As a result, a schedule of investments of each Target Portfolio modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Portfolio’s portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization.

There are no material differences in accounting policies of each Target Portfolio as compared to those of the respective Acquiring Portfolio.

S-1

PART C

Item 15. Indemnification.

Section 9.5 of SunAmerica Series Trust (the “Registrant”) Declaration of Trust relating to the indemnification of officers and trustees is quoted below:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 (“1933 Act”) may be permitted to directors, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(a)	(1)

Amended and Restated Declaration of Trust dated December 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No.811-7238) filed on February 1, 2017.

	(2)

Amended and Restated Establishment and Designation of Series dated May 23, 2017. Incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on August 16, 2017.

	(3)

Amended and Restated Establishment and Designation of Series dated August 9, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2018.

	(4)

Amended and Restated Establishment and Designation of Series dated December 19, 2017. Incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2018.

	(5)

Amended and Restated Designation of Series of Shares dated April 4, 2018. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2018.

	(6)

Amended and Restated Establishment and Designation of Series dated December 12, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on December 17, 2018.

	(7)

Amended and Restated Establishment and Designation of Series dated June 12, 2019. Incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 24, 2019.

	(8)

Amended and Restated Establishment and Designation of Series dated April 28, 2020. Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 24, 2020.

	(9)

Amended and Restated Establishment and Designation of Series dated October 12, 2020. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 25, 2021.

	(10)

Amended and Restated Establishment and Designation of Series dated April 27, 2021. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

	(11)

Amended and Restated Establishment and Designation of Series dated May 25, 2021. Incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on May 27, 2021.

(b)

Amended and Restated By-Laws dated December 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(c)		None

(d)		Form of Agreement and Plan of Reorganization (included as Appendix B to the Combined Prospectus/Information Statement included in this Registration Statement).

(e)		None

(f)	(1)

Investment Advisory and Management Agreement between SunAmerica Series Trust and SunAmerica Asset Management, LLC (“SunAmerica”) dated as of January 1, 1999, as amended. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 13, 2020.

	(2)

Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P. dated November 13, 2019. Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 29, 2020.

	(3)

Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(4)

Amendment No. 1 to the Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC dated February 1, 2019. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2019.

	(5)

Amendment No.  2 to the Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No.  120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 13, 2020.

	(6)

Subadvisory Agreement between SunAmerica and Brandywine Global Investment Management, LLC dated July 31, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

	(7)

Subadvisory Agreement between SunAmerica and Columbia Management Investment Advisers, LLC dated May 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(8)

Subadvisory Agreement between SunAmerica and Dimensional Fund Advisors LP dated May 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(9)

Subadvisory Agreement between SunAmerica and Federated Investment Counseling dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

	(10)

Amendment to Subadvisory Agreement between SunAmerica and Federated Investment Counseling dated May 1, 2004 (transferring subadvisory responsibilities for Federated American Leaders Portfolio and Telecom Utility Portfolio to Federated Equity Management Company of Pennsylvania and Corporate Bond Portfolio to Federated Investment Management Company). Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(11)

Amendment No. 2 to Subadvisory Agreement between SunAmerica and Federated Equity Management Company of Pennsylvania and Federated Investment Management Company dated February 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(12)

Amendment No. 3 to Subadvisory Agreement between SunAmerica and Federated Investment Management Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(13)

Subadvisory Agreement between SunAmerica and FIAM LLC (formerly, Pyramis Global Investors, LLC) dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(14)

Form of Amendment No.  1 to the Subadvisory Agreement between SunAmerica and FIAM LLC dated May 1, 2019. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2019.

(15)

Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc. dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 7, 2019.

(16)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc. – to be filed by amendment to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238).

(17)

Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC, dated August 28, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(18)

Amendment No. 1 to Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(19)

Amendment No. 2 to Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(20)

Assignment and Assumption Agreement between Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC dated November 1, 2018. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 7, 2019.

(21)

Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(22)

Amendment No. 1 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(23)

Amendment No. 2 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(24)

Amendment No.  3 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated March 23, 2017. Incorporated herein by reference to Post-Effective Amendment No.  123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(25)

Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management, L.P. dated October 4, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2018.

(26)

Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated June 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(27)

Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(28)

Amendment No.  1 to the Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated May 24, 2019. Incorporated herein by reference to Post-Effective Amendment No.  117 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April  29, 2020.

(29)

Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(30)

Amendment to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated January 23, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(31)

Amendment No. 2 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(32)

Amendment No. 3 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(33)

Amendment No. 4 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated November 15, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(34)

Amendment No. 5 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated January 14, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(35)

Amendment No. 6 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(36)

Amendment No.  7 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated April 30, 2021. Incorporated herein by reference to Post-Effective Amendment No.  123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(37)

Subadvisory Agreement between SunAmerica and Janus Capital Management, LLC dated May 30, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2019.

(38)	Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated January 1, 1999. Incorporated herein by reference to the Registrant’s Form N-14 filed on August 21, 2003.

(39)

Amendment No. 1 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(40)

Amendment No. 2 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(41)

Amendment No. 3 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated November 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(42)

Amendment No. 4 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(43)

Amendment No. 5 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(44)

Amendment No. 6 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 24, 2015.

(45)

Amendment No.  7 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated March 27, 2019. Incorporated herein by reference to Post-Effective Amendment No.  123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(46)

Amendment No.  8 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No.  123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(47)

Subadvisory Agreement, as amended, between SunAmerica and Morgan Stanley Dean Witter Investment Management dated May 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(48)

Amendment No. 1 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

(49)

Amendment No. 2 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(50)

Amendment No. 3 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(51)

Amendment No. 4 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(52)

Amendment No. 5 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated October 17, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(53)

Amendment No.  6 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No.  123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(54)

Subadvisory Agreement between SunAmerica and Pacific Investment Management Company LLC (“PIMCO”) dated May 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(55)

Amendment No.  1 to Subadvisory Agreement between SunAmerica and PIMCO dated March 21, 2013. Incorporated herein by reference to Post-Effective Amendment No.  75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(56)

Amendment No.  2 to Subadvisory Agreement between SunAmerica and PIMCO dated January 25, 2021. Incorporated herein by reference to Post-Effective Amendment No.  122 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 25, 2021.

(57)

Portfolio Implementation Agreement between PIMCO and Parametric Portfolio Associates LLC dated January 25, 2021. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 25, 2021.

(58)

Sub-subadvisory Agreement between PIMCO and Research Affiliates, LLC dated January 25, 2021. Incorporated herein by reference to Post-Effective Amendment No.  122 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 25, 2021.

(59)

Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC dated March 29, 2010. Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2010.

(60)

Amendment No.  1 to the Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No.  123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(61)

Subadvisory Agreement between SunAmerica and Putnam Investment Management, LLC dated December 6, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(62)

Subadvisory Agreement between SunAmerica and QS Investors, LLC dated July 31, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

(63)

Sub-subadvisory Agreement between QS Investors, LLC and Brandywine Global Investment Management, LLC dated July 31, 2020. Incorporated herein by reference to  Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No.  811-7238) filed on April 30, 2021.

(64)

Sub-subadvisory Agreement between QS Investors, LLC and ClearBridge Investments, LLC dated July 31, 2020. Incorporated herein by reference to Post-Effective Amendment  No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(65)

Sub-subadvisory Agreement between QS Investors, LLC and Western Asset Management Company dated July 31, 2020. Incorporated herein by reference to Post-Effective Amendment  No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(66)

Subadvisory Agreement between SunAmerica and Schroder Investment Management North America Inc. dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(67)

Amendment No.  1 to the Subadvisory Agreement between SunAmerica and Schroder Investment Management North America, Inc. dated November 7, 2019. Incorporated herein by reference to Post-Effective Amendment No.  117 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 29, 2020.

(68)

Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd. dated January  13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(69)

Amendment to Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd. dated April  1, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2018.

(70)

Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(71)

Amendment No. 1 to Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. dated October 4, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2018.

(72)

Subadvisory Agreement between SunAmerica and Wells Capital Management Incorporated dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(73)

Amendment No. 1 to Subadvisory Agreement between SunAmerica and Wells Capital Management Incorporated dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(74)

Amendment No. 2 to Subadvisory Agreement between SunAmerica and Wells Capital Management Incorporated dated July 20, 2009. Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2010.

(75)

Amendment No.  3 to Subadvisory Agreement between SunAmerica and Wells Capital Management Incorporated, dated March 27, 2019. Incorporated herein by reference to Post-Effective Amendment No.  123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238)  filed on April 30, 2021.

(76)	Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP – to be filed by amendment to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238).

(77)

Master-Feeder Addendum to Investment Advisory and Management Agreement, as amended, dated October 15, 2012. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(78)

Advisory Fee Waiver Agreement, as amended dated October 15, 2012-Feeders. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(79)

Amendment to the Advisory Fee Waiver Agreement dated December 17, 2018-Feeders. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on December 17, 2018.

(80)

Amended and Restated Advisory Fee Waiver Agreement for the Emerging Markets Portfolio dated January 31, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(81)

Third Amended and Restated Advisory Fee Waiver Agreement for the SA Large Cap Index Portfolio dated October 4, 2019. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

(82)

Advisory Fee Waiver Agreement for the SA JPMorgan MFS Core Bond Portfolio dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(83)

Fee Waiver Agreement for the SA Legg Mason BW Large Cap Value Portfolio dated September 8, 2015. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(84)

Fee Waiver Agreement for the SunAmerica Dynamic Allocation Portfolio dated June 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

(85)

Fee Waiver Agreement for the SunAmerica Dynamic Strategy Portfolio dated June 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

(86)

Fee Waiver Agreement for the SA Janus Focused Growth Portfolio dated June 30, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

(87)

Advisory Fee Waiver Agreement for the SA BlackRock VCP Global Multi Asset Portfolio dated February 1, 2019. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2019.

(88)

Advisory Fee Waiver Agreement for the SA VCP Dynamic Allocation Portfolio dated December 1, 2018. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2019.

(89)

Advisory Fee Waiver Agreement for the SA Franklin Small Cap Value Portfolio dated November 1, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2019.

(90)

Advisory Fee Waiver Agreement for the SA BlackRock Multi-Factor 70/30 Portfolio dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 13, 2020.

(91)

Advisory Fee Wavier Agreement for the SA PIMCO RAE International Value Portfolio dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 25, 2021.

(92)

Advisory Fee Waiver Agreement for the SA AB Small & Mid Cap Value Portfolio dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

(93)

Advisory Fee Waiver Agreement for the SA Invesco Main Street Large Cap Portfolio dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021

(94)

Advisory Fee Waiver Agreement for the SA JPMorgan Diversified Balanced Portfolio dated May 1, 2018. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021

(95)

Advisory Fee Waiver Agreement for the SA MFS Massachusetts Investors Trust Portfolio dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

(96)

Advisory Fee Waiver Agreement for the SA Morgan Stanley International Equities Portfolio dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021

(g)	Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc. dated May 21, 2002. Incorporated herein by reference to the Registrant’s Form N-14 filed August 21, 2003.

(h)	None

(i)	(1)

Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(2)

Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(j)	(1)

Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares) dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No.  120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 13, 2020.

(2)

Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares), as amended, dated January 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(3)

Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 13, 2020.

(4)

Amended and Restated Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on August 1, 2002.

(k)	(1)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA Wellington Capital Appreciation Portfolio, is filed herewith.

(2)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA JPMorgan Diversified Balanced Portfolio, is filed herewith.

(3)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA Wellington Government and Quality Bond Portfolio, is filed herewith.

(4)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA Wellington Strategic Multi-Asset Portfolio, is filed herewith.

(5)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA JPMorgan Mid-Cap Growth Portfolio, is filed herewith.

(l)	Form of tax opinion and consent of Willkie Farr & Gallagher LLP, tax counsel for the Registrant, is filed herewith.

(m)	Form of Indemnification Agreement is filed herewith.

(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant, is filed herewith.

(o)	None.

(p)(1)

Power of Attorney (all Trustees other than Tracey C. Doi and Charles H. Self III). Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 13, 2020.

(p)(2)

Power of Attorney (Tracey C. Doi). Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

(p)(3)

Power of Attorney (Charles H. Self III). Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 30, 2021.

(q)(1)	Form of Proxy Card is filed herewith.

(q)(2)	Form of Voting Instruction Card is filed herewith.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Jersey City, and State of New Jersey, on the 30th day of June, 2021.

SUNAMERICA SERIES TRUST

By:	/s/ John T. Genoy
John T. Genoy
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ John T. Genoy
John T. Genoy	President (Principal Executive Officer)	June 30, 2021

/s/ Gregory R. Kingston
Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	June 30, 2021

*
Bruce G. Willison	Trustee and Chairman	June 30, 2021

*
Garrett F. Bouton	Trustee	June 30, 2021

*
Carl D. Covitz	Trustee	June 30, 2021

*
Tracey C. Doi	Trustee	June 30, 2021

*
Sharon French	Trustee	June 30, 2021

*
Jane Jelenko	Trustee	June 30, 2021

*
Gilbert T. Ray	Trustee	June 30, 2021

*
Charles H. Self III	Trustee	June 30, 2021

*
Allan L. Sher	Trustee	June 30, 2021

*By:	/s/ Louis O. Ducote
Louis O. Ducote
Attorney-in-Fact

* Pursuant to a Power of Attorney filed herewith.

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

(k)(1)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA Wellington Capital Appreciation Portfolio
(k)(2)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA JPMorgan Diversified Balanced Portfolio
(k)(3)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA Wellington Government and Quality Bond Portfolio
(k)(4)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA Wellington Strategic Multi-Asset Portfolio
(k)(5)	Opinion and Consent of Morgan Lewis & Bockius LLP, special counsel for the Registrant, for SA JPMorgan Mid-Cap Growth Portfolio
(l)	Form of tax opinion and consent of Willkie Farr & Gallagher LLP, tax counsel for the Registrant
(m)	Form of Indemnification Agreement
(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant
(q)(1)	Form of Proxy Card
(q)(2)	Form of Voting Instruction Card